UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1:	Report to Shareholders.

Annual Report & Commentaries

September 30, 2010-11-30

WASATCH

FUNDS

Deeper, Disciplined Investing

Wasatch Core Growth Fund

Wasatch Emerging Markets Small Cap Fund

Wasatch Global Opportunities Fund

Wasatch Global Science & Technology Fund

Wasatch Heritage Growth Fund

Wasatch International Growth Fund

Wasatch International Opportunities Fund

Wasatch Micro Cap Fund

Wasatch Micro Cap Value Fund

Wasatch Small Cap Growth Fund

Wasatch Small Cap Value Fund

Wasatch Strategic Income Fund

Wasatch Ultra Growth Fund

Wasatch-1st Source Income Equity Fund

Wasatch-1st Source Long/Short Fund

Wasatch-Hoisington U.S. Treasury Fund

Wasatch-1st Source Income Fund

EQUITY FUNDS

BOND FUNDS (SUB-ADVISED)

September 30, 2010

Annual Report &

Commentaries

Annual Report & Commentaries

September 30, 2010-11-30

WASATCH

FUNDS

Deeper, Disciplined Investing

Thank you for your investment in Wasatch Funds. We hope this report will be helpful to you in understanding each of the funds within the Wasatch family.

As a reminder, manager commentaries can always be found on our website

www.WasatchFunds.com approximately three weeks after the end of each calendar quarter.

Who we are.

We are a research driven, employee owned firm managing no-load mutual funds. Located at the foot of the Wasatch

Mountains in Salt Lake City, Utah, we are far away from Wall Street and its herd mentality. Our portfolio managers are independent, yet collaborative, thinkers who bring substantial experience to their funds.

Where we came from.

Founded in 1975, by Dr. Sam Stewart, we initially focused on growth investing in small companies. Using a fundamental,

bottom up research method we looked for market inefficiencies relative to the long term growth potential of lesser known companies. Investing in small, harder to find companies required a disciplined, rigorous and independent research process. Over time, Wasatch added more research professionals and began applying the same successful process to investing in micro, value, international, and larger companies.

What we believe.

We believe in common sense investing, involving deep due diligence, cross-team collaboration, and commitment to discipline, as we follow our central investment philosophy of:

“Earnings Growth Drives Stock Prices Over the Long Term”

What we do.

We utilize a proven and repeatable process to uncover interesting companies. We look deeper to find and understand each company. We leverage portfolio managers from across the firm to fully vet each investment idea. We stay true to our investment style. We close funds before they get too large in order to protect shareholders. We seek to deliver above-average returns over the long-term, and we strive in every way to earn the trust of our shareholders.

If your have any questions please visit our website www.WasatchFunds.com or feel free to call us Monday through Friday 7am – 7pm CT at 1.800.551.1700.

Investing in small cap funds will be volatile and loss of principle could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, visit www.wasatchfunds.com or call 800.551.1700. Please read the prospectus carefully before investing. Wasatch Funds are distributed by ALPS Distributors, Inc.

What makes Wasatch different?

Deeper – We use an intensely thorough process to fully understand each investment.

Disciplined – We stick to our process and investment style regardless of market fads.

Collaborative – We work across portfolios to leverage valuable experience and research insights.

Independent – We do our own research to avoid getting caught in the herd.

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS —“MORE OF THE SAME”

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

ECONOMY

Last year I used an analogy of crossing a white water river and then having to climb a steep riverbank to describe our economic situation. Well, we seem to have finally made it to the top of the riverbank. Unfortunately, what we can see from the top of the bank is that we have a long, dusty, uphill road still ahead to make it back to town.

In my recent quarterly letters I have been discussing the long-term structural challenges that our economy faces — the most concerning being reduced access to credit, continuing high unemployment, and increasing government debt and regulatory burdens. Reflecting on these concerns, I would describe this quarter’s economic progress as just more of the same, as we have not seen a meaningful change in these metrics. I have expected them to be slow to improve, but for the moment it feels like we have paused at the top of the riverbank to catch our breath before beginning the long walk to town.

There has been quite a bit of talk recently about a double-dip recession — sliding back down the riverbank. I am less concerned about such a risk and more focused on what it’s going to take to hike back to town. The government played an important role in keeping us from getting swept down the river at the height of the crisis, but now it is up to the people to get the economy restarted using our inherent ingenuity, entrepreneurial spirit, and hard work.

Outside of the U.S., I believe Europe is in an even tougher spot because the continent faces similar challenges to ours while also trying to tie disparate countries together with only a monetary union. It may be surprising to many, but emerging countries have best weathered the financial and economic storm and are positioned for continued growth. Although not considered “developed” economies, emerging countries were actually well ahead of the developed world in intelligent self-management — or perhaps more accurately, developed countries extended themselves beyond intelligent self-management.

Emerging economies are not getting everything right and have felt pain as well, but many are in better shape than developed countries. A recent Barron’s article noted that the U.K. and the U.S. have actually nationalized more companies during the financial crisis than were nationalized in Africa over the last nine years.1 Brazil’s and India’s banks have been solid throughout the financial crisis because those countries have regulations that limited the risk banks could undertake in the form of loan quality, leverage, and the like.

MARKET

The S&P 500 is up just over 10% for the past 12 months but, as market watchers know, it has not been a steady ride. Between February and April we saw the market rise almost 14% just to watch those gains and more vanish by the beginning of July. As people asked me about the falling market in May and June, I described the situation as “a change in perception, not a change in reality.” It appeared to me that the market had gotten ahead of the economic recovery as investors reacted to short-term data and chose not to acknowledge the longer-term challenges our economy faces. Events like the Greek financial crisis this spring caused investors to finally pause and at least temporarily consider these deeper issues.

Of the past year’s market gains, roughly 90% came in what was an unusually strong September — the S&P 500 gained about 9%. I am surprised to see just how momentum-driven the market remains. At times it feels to me like investors have failed to learn a lesson from the recent crisis, and that they remain incredibly shortsighted. As a result, the current market has created an interesting dichotomy — companies that are really doing well are getting all of the attention, while strong companies that are only firing on six of their eight cylinders are being overlooked. This makes it a good time to take some profits on stocks whose prices are moving up as well as to re-invest in forgotten companies that are well-positioned for the future but not yet firing on all cylinders.

We are also seeing a determined search for yield by investors, primarily through a continuing flight to bonds. This is partly driven by increased fear of the equity markets and partly by the investment needs of retiring baby boomers. As I’ve mentioned in recent quarters, I’m afraid that many of these bond investors are taking on more risk than they realize. Bond funds have been delivering unsustainably high returns as bond prices have been driven up by historically low interest rates and heavy demand. When interest rates begin to rise again we will likely see bond funds with negative returns.

In this quest for yield we are also seeing investors increasingly buying high yield bonds, perhaps without realizing the quality implications. I find this somewhat ironic since similar low-quality securities led to the financial crisis just two years ago. I’m concerned that new bond investors may not realize the risks they are accepting — interest rate risk and credit risk — because of the common misperception many investors have of all bonds being low risk by nature.

Meanwhile, blue chip stocks are being passed over despite offering attractive yields and trading at historically low valuations.

Given such incongruities, I expect that we will continue to experience a seesaw market, but overall I think the U.S. and European equity markets are likely to be sluggish over the next 12 months as we continue to work through our economic challenges.

WASATCH

Wasatch Funds had another successful year, with most of our funds outpacing their benchmark indices (please see individual fund performance on the following portfolio summary pages). I have been happy to report good years in 2009 and 2010, yet I can’t overlook the fact that we are still working to make up the ground lost in 2008. We have more work to do.

SEPTEMBER 30, 2010

Our international team had a particularly strong year. All three international funds were ranked in the Top 1% of their respective Morningstar peer group based on total return for the year ended 9/30/10 (see chart below). The funds benefited from good stock picking, particularly in emerging markets, and an underweight position in Western Europe — where we simply hadn’t found as many interesting companies using our bottom-up investment process.

Time and again our portfolio managers return from trips abroad telling stories of small companies they visited which rarely, if ever, receive visits from U.S. investment firms. With decades of small cap experience and an expansive universe of relatively unknown small and micro cap companies around the world, we remain convinced that our hands-on deep due diligence approach gives Wasatch a significant investment advantage.

MORNINGSTAR TOTAL RETURN CATEGORY PEER RANKINGS AS OF 9/30/10

	1 Year	3 Year	5 Year
Wasatch Emerging Markets Small Cap (WAEMX) (Diversified Emerging Markets)	Top 1% (out of 379)	Top 1% (out of 268)	n/a
Wasatch International Growth (WAIGX) (Foreign Small/Mid Growth)	Top 1% (out of 132)	Top 12% (out of 118)	Top 29% (out of 94)
Wasatch International Opportunities (WAIOX) (Foreign Small/Mid Growth)	Top 1% (out of 132)	Top 9% (out of 118)	Top 3% (out of 94)

Past performance is not a guarantee of future results.

As I reflect on the past year, and look forward to the next, the Wasatch research commitment is as strong as ever, and I have seen continued progress across each of our key pillars:

•

Deep Due Diligence — Someone is almost always on the road visiting companies. We increased our international travel this year. For example, team members returned from Brazil last week, others are in Canada this week, and another pair leaves for Malaysia and Indonesia next week.

•

Collaboration — Our collaborative culture is thriving. We continue to experiment with how best to integrate our domestic and international teams in order to tap into increasingly relevant global insights.

•

Discipline — Our research process remains consistent and I am pleased with the long-term perspective we have maintained through the recent short-term market swings. Our “high-end consulting” (a process of evaluating and critiquing each other’s portfolio) continues to be a great collaborative tool to help us tighten each fund’s adherence to its investment strategy “north star.”

The Wasatch research team is comprised of bright and seasoned investors. Our success is driven by their passion, a proven investment approach, and our culture of collaboration. Our research teams are led by portfolio managers who understand and have a vested interest in how research works. For example, Roger Edgley, director of our international team, is a co-manager of all three international funds. Jeff Cardon, director of our domestic team, has been the portfolio manager on the Small Cap Growth Fund since its inception almost 24 years ago (he is also CEO of Wasatch Advisors, investment advisor to Wasatch Funds). In future letters, I think it would benefit shareholders to have greater exposure to the breadth and strength of our team. As such, I plan to ask others to join me in providing their perspectives on relevant topics. As a reminder, my quarterly letter, as well as a quarterly commentary from each portfolio manager, can be accessed online at www.WasatchFunds.com.

Thank you for the continued opportunity to manage your assets.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

The investment objective of WAEMX, WAIGX, and WAIOX is long-term growth of capital.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

The Morningstar percentile rank is the rank of a fund among its category peers, which rank is based on a comparison of a fund’s total return performance against its peers over a given time period. © 2010 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

CFA® is a trademark owned by CFA Institute.

1Barron’s, “The Final Frontier,” Vito J. Racanelli, 8/2/10.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 9.19% in what was its strongest quarter since the third quarter of 2009. The Russell 2000 Index also had its best quarter in a year, rising

11.29%. It was not unexpected that the Fund trailed the Index given our tendency to lag in rapidly rising markets. The stable and consistent growth companies in the portfolio are rarely the stocks to lead the market when optimism and appetite for risk increase. We expect our stocks to keep pace in such markets, as they have done on a year-to-date basis, and then continue to grow and outperform in less robust markets.

DETAILS OF THE QUARTER

Our economy emerged from recession in June 2009 but is expanding at a slower rate than is typical of post-recessionary periods. We think the economy will remain sluggish given high unemployment, unprecedented levels of U.S. debt and rising taxes needed to pay for government spending. In such an environment, we believe companies with true growth prospects will command a premium.

We are already seeing some signs of this narrowing in the market, as information technology stocks, which make up less than 20% of the Russell 2000 Index, accounted for nearly 30% of the Index’s return this quarter. Fast-growing companies in the areas of cloud computing, security software and Internet retailing were some of the best performers. While we are interested in the underlying themes behind these fast-growing companies, the lofty price-to-earnings (P/E) multiples and fast-changing dynamics in technology make them less appropriate for our style, which is focused on steady, consistent growth at a reasonable price. Nonetheless, the market’s focus on growth bodes well for our companies, as we believe they will continue to grow at rates faster than the overall economy.

One of our best-performing stocks this quarter was Herbalife Ltd., a global marketer of nutritional products. The company reported the best quarterly results in its history, including a 4.3% increase in operating margin and a 72% increase in earnings. Herbalife has shifted its strategy from traditional multi-level marketing, where customers order from distributors on a monthly basis, to more of a retail approach that emphasizes daily consumption. There are several advantages to the new model, such as expanding the market to customers that are not willing to commit to becoming Herbalife distributors but are still interested in purchasing the company’s weight-loss products. Obesity is a growing problem around the world, and we expect the sales of Herbalife’s healthy products will continue to benefit as people try to slim down.

MSCI, Inc. is another name that performed especially well. The company provides equity market indices and investment analytics, and its indices are linked to more than 250 exchange-traded funds (ETFs). Its shares were weak in the second quarter when a decline in the global equity markets implied a decline in ETF revenues. This quarter, global equities rallied sharply, and so did MSCI. Despite the stock’s volatility, there has been no change in the company’s growth trajectory over the two-quarter period. The business is showing good momentum, supported by solid demand for ETFs and risk management analytics.

Health care was the only sector in the Fund that had a negative return, where veterinary company VCA Antech, Inc. was a big detractor. In this economy, consumers are cutting back on what they are willing to spend to take care of their pets — they may skip a routine test or wait for a sick pet to recover versus taking it right to the vet. Demand had shown signs of stabilizing earlier in the year, but investors were disappointed with VCA Antech’s most recent revenues and earnings, prompting a sell-off in the stock. Long term, we think the business is very stable given the trend toward increasing pet ownership and higher spending per pet. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

Our foreign stocks were a key driver of the Fund’s strong performance during the 12 months ended September 30. Positions in several Indian and Brazilian banks did especially well, as robust economic growth in these countries is stimulating loan demand. Top domestic performers included O’Reilly Automotive, Inc. and Monro Muffler Brake, Inc., companies with steady revenue streams that sell less “discretionary” goods. Health care was the Fund’s weakest sector against the backdrop of regulatory reform in the United States.

OUTLOOK

As we look ahead, one question we are asking ourselves is: Does the narrowing of the market that we saw in the third quarter continue, with just a small slice of high-growth, high-P/E stocks driving returns? While this is certainly possible, we are comfortable with our holdings and would never stray from our valuation discipline by chasing hot stocks in a frothy market. We think a likely scenario is that the challenges facing the economy will make investors less optimistic — and less likely to aggressively bid up any segment of the market to lofty valuations. Our portfolio of steadily growing companies that we believe are reasonably valued has the potential to do well in such an environment.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth	15.75%	0.28%	6.76%
Russell 2000 Index	13.35%	1.60%	4.00%
Russell 2000 Growth Index	14.79%	2.35%	-0.13%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.38%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	4.4%
Life Time Fitness, Inc.	3.8%
Herbalife Ltd.	3.6%
Aaron’s, Inc.	3.4%
MEDNAX, Inc.	3.2%

Company	% of Net Assets
LKQ Corp.	3.1%
O’Reilly Automotive, Inc.	3.1%
MSCI, Inc., Class A	2.7%
Alliance Data Systems Corp.	2.7%
IDEX Corp.	2.5%

*	As of September 30, 2010, there were 56 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 22.80% in the third quarter and outperformed the MSCI Emerging Markets Small Cap Index, which was up 20.48%. Performance for the quarter was strong as markets rebounded from a weaker second quarter. Overall, the gains within the Fund were broad based across markets, sectors and names. If there is a single element across the Fund’s top contributors this quarter, it is the presence of many consumer-oriented names.

Our philosophy is to invest broadly across the countries and sectors that are within its remit. It is important to note that the opportunities we favor go well beyond the BRIC countries (Brazil, Russia, India and China) — to countries like South Africa, Peru, Thailand, Egypt and Indonesia amongst others. Our job is to go where many do not — to invest in underfollowed countries and companies. Many of the countries that did well in the quarter were smaller ones that were well represented in the Fund. The top five contributors for the quarter were from the following countries: Brazil, India, Indonesia, Thailand and China.

DETAILS OF THE QUARTER

Some interesting new names we added include Clicks Group Ltd. (South Africa), Diagnosticos da America S.A. (DASA) (Brazil), and Marisa Lojas S.A. (Brazil). Although emerging market small caps have had a year of strong returns, we are still able to find names that we believe have excellent long term prospects — companies that are well managed, financially well structured, and able to take advantage of the important changes in their economies. Clicks Group is a South African based retailer that includes a leading pharmacy chain and brand name stores like The Body Shop. We feel it is well placed with South African consumers and the pharmacy business should benefit as it takes market share from smaller “mom and pop” operators.

Two members of Wasatch’s team were in Brazil in September visiting companies including DASA and Marisa mentioned above. DASA is the largest clinical diagnostics and imaging laboratory group in Brazil (it would rate as one of the top five in the world). Health care trends in Brazil include a push toward efficiency as more members of the population enter private health care plans and increasing government spending.

Marisa is an apparel store chain with a focus on female buyers and “middle” consumers. We might compare Marisa to Old Navy or the Gap in the U.S. It has different kinds of formats so it is not just tied to malls, which have seen strong growth in Brazil, but has street fronts, one of which we visited in Rio de Janeiro. Marisa has seen strong, same-store growth and sees attractive opportunities in other areas of Brazil.

Names that made significant contributions in the quarter included Cia. Hering (Brazil), LIC Housing Finance Ltd. (India), O-Net Communications Group Ltd. (China), and PT Jasa Marga (Indonesia). In terms of losers for the quarter, there were no significant “torpedoes”—the worst performing name was down about 25% and just 12 stocks had negative returns.

One of the most important trends we see across emerging economies is the growth of consumer spending as incomes and wealth grow significantly. This continues to be an important theme that cuts across many areas ranging from mortgage finance growth to health care spending to higher spending on apparel.

We have seen increased merger and acquisition activity and we expect to see more in the coming months. Two companies in the portfolio were impacted during the quarter. Another company purchased a controlling stake in Tivit Terceirizacao de Processos Servicos e Tecnologia S.A. (Brazil) and Dufry Group (Switzerland) acquired the assets of a South American company held in the portfolio. We sold both positions. A long-term holding we sold was Kingdee International Software Group Co. Ltd. (China), a Chinese software company, as its stock price reached a level we believed to be fully valued. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

The Wasatch Emerging Markets Small Cap Fund gained 51.69% over the past 12 months and outperformed the MSCI Emerging Markets Small Cap Index, which gained 32.32%. The top contributing countries were India, Indonesia, Brazil, China, Thailand and South Africa. Overall, our individual investments performed well for the year. There were few detractors. The top contributors came from a broad range of countries and sectors and included Cia. Hering, LIC Housing Finance Ltd., KPJ Healthcare Berhad (Malaysia) and PT Mayora Indah Tbk (Indonesia).

OUTLOOK

This has been a strong year of performance for small caps in emerging markets backed by strong asset flows from investors. We have some concern regarding global investors crowding into this segment of emerging markets with valuation levels looking — in some sectors and countries — closer to fair value. However, we still see attractive opportunities — it is a broad universe.

We remain grateful for the faith shown in us by our shareholders and we will continue to work hard to justify it. Emerging markets small caps are an exciting segment for us as an investment team and we possess long-term faith in its opportunities.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	51.69%	N/A	6.11%
MSCI Emerging Markets Small Cap Index	32.32%	N/A	1.26%
MSCI Emerging Markets Index	20.22%	N/A	-1.48%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 3.03%. The Net Expenses are 2.05%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
LIC Housing Finance Ltd. (India)	2.2%
Mr Price Group Ltd. (South Africa)	2.0%
Bata India Ltd. (India)	2.0%
Exide Industries Ltd. (India)	1.9%
Mahindra & Mahindra Financial Services Ltd. (India)	1.9%

Company	% of Net Assets
PT Holcim Indonesia Tbk (Indonesia)	1.8%
Cia. Hering (Brazil)	1.7%
Globaltrans Investment plc GDR (Russia)	1.6%
Allahabad Bank Ltd. (India)	1.5%
CETIP S.A. (Brazil)	1.5%

*	As of September 30, 2010, there were 164 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Robert Gardiner, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Global Opportunities Fund posted a strong gain during the third quarter in what was a positive environment for stock investing. Developed and emerging markets rallied as data coming out of the United States suggested the world’s largest economy would avoid a double-dip recession. Moreover, the Federal Reserve indicated that it was prepared to take additional steps to revive the U.S. economy, if needed.

Returns in the Fund were strong across geographies and sectors. We are pleased by the breadth of the good performance, since the Fund’s mandate gives us the flexibility to invest in companies of any size, in any country and in any type of business. That said, we are disappointed that we lagged the market indices. Our goal is to keep up with the market when stock prices are rising and provide the potential to outperform when they are falling.

DETAILS OF THE QUARTER

Western Europe was a key area of strength in the Fund, and our investments in the region gained approximately 25%. Two of our best-performing stocks were Melexis N.V. (Belgium) and Wirecard AG (Germany), which are top-weighted holdings. Melexis designs semiconductors used in automotive electronics, and the company announced record revenues and earnings in July. Melexis is benefiting from Asia’s booming auto market and the rising chip content in cars, as high-tech features like adaptive cruise control become more prevalent. Wirecard is the leading processor of online payment transactions in Europe. The company has a history of strong growth — growing even throughout the recession — and should continue to thrive as it adds customers and expands geographically. Wirecard is one of several names in the Fund that is capitalizing on the migration from traditional “bricks and mortar” retailing to Internet retailing.

We also did well in emerging markets, including China, India and Brazil. Similar to last quarter, a number of our Chinese consumer stocks and Indian banks had substantial gains — names like Anta Sports Products Ltd. (China) and Allahabad Bank Ltd. (India). Strength in Brazil was driven by companies in a broad group of industries, from health care services to machinery to personal care products. We are excited about the growth we are seeing in emerging countries, but these markets have gotten a bit expensive.

Our U.S. holdings produced a strong gain but lagged the international piece of the portfolio. Major detractors included several semiconductor, business services and health care companies whose operating performance and/or growth outlooks disappointed investors. For example, revenues for Supertex, Inc., a semiconductor manufacturer, came in below expectations due to a shortage in test and assembly capacity. CRA International, Inc., a consulting firm, beat second-quarter estimates but gave a cautious outlook for the rest of the year. Management cited the reluctance of corporations to spend on consulting services in the weak economy.

We faced some sector and industry headwinds in the quarter. Our big weighting in health care was a negative, as government reform in the United States has clouded the outlook for many health care companies. In addition, Americans are cutting back on medical services, as jobs losses lead to lost health insurance, and as more people opt for high-deductible plans. Our relatively low exposure to energy and metals and mining stocks also hurt performance. These areas of the market did especially well on rising commodity prices.

DETAILS OF THE YEAR

Our investments in emerging markets gained more than 50% during the 12 months ended September 30. India was one of the best-performing countries in the Fund, where the list of top contributors was dominated by financial services companies. Although returns were positive in most developed markets, Australia was a notable exception. We have been upgrading the quality of our holdings in Australia following a recent trip to the country.

Performance was strong in most sectors, with consumer discretionary and information technology making the largest contributions to return. Top-performing holdings included ASOS plc (United Kingdom), an Internet retailer, and OPNET Technologies, Inc., a developer of network management software. The generally weak performance of our construction and engineering stocks limited gains in the industrials sector.

OUTLOOK

The U.S. recovery remains fragile, and investors are waiting to see if the Federal Reserve will step in to provide support. The outcome of the November U.S. elections is also of intense interest given its implications for taxes and regulation. Overseas, many emerging economies are growing rapidly but, like the United States, developed European countries are struggling with public deficits.

While uncertainty abounds, we aren’t spending our time trying to figure out if the economic and political landscape is going to get better or worse. Our job is to identify great companies whose individual characteristics should allow them to do well regardless of what is happening in the macro environment. If we can find these types of companies, and pay reasonable prices for them, we believe we can deliver strong results over time.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	20.41%	N/A	46.18%
MSCI AC World Small Cap Index	15.70%	N/A	37.13%
S&P Global SmallCap Index	15.18%	N/A	34.76%
MSCI AC World Index	8.42%	N/A	22.70%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 2.61%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Melexis N.V. (Belgium)	1.9%
Wirecard AG (Germany)	1.7%
Dollar Tree, Inc.	1.4%
Ted Baker plc (United Kingdom)	1.2%
EPS Co. Ltd. (Japan)	1.2%

Company	% of Net Assets
Power Integrations, Inc.	1.1%
Resources Connection, Inc.	1.1%
Richelieu Hardware Ltd. (Canada)	1.0%
O2Micro International Ltd. ADR (China)	1.0%
Indutrade AB (Sweden)	0.9%

*	As of September 30, 2010, there were 356 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, who fall in the bottom 15% of their country’s market cap range. The MSCI AC World Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, of all capitalizations. You cannot invest directly in these or any indices.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund returned 13.94% in the quarter, bringing its 12-month return to 22.91%. The companies we own in the Fund reported sales and earnings growth of 24% and 46%, respectively, significantly above the broader market average.

DETAILS OF THE QUARTER

We made further progress toward reducing the number of portfolio hold-

ings during the past three months. Fewer holdings will allow us to get more wood behind the arrow of our best ideas. A related goal was increasing the percentage of the portfolio invested in our highest conviction ideas. We are happy to report that our top 10 holdings now represent about 27% of the portfolio, up from approximately 19% at the beginning of the year. We believe that running a more concentrated portfolio will allow us to use our knowledge base more effectively for the benefit of our shareholders.

The stocks we sold during the quarter fell into three main categories. First were those where we thought the market had more than priced in strong business prospects, such as F5 Networks, Inc., Techne Corp., and NetLogic Microsystems, Inc. The second group included companies that became subject to new regulatory risk, including MEDNAX, Inc. and Korean company MegaStudy Co. Ltd. While these are great companies, we think the discounts offered in the stock prices are not enough to justify the current level of risk. We would love to come back to the stocks in these two groups sometime down the road if their prices become more reasonable. The final group is companies that we deemed good but not great. In most cases, we based our decision on some combination of the stocks’ lower-quality business models and less attractive end markets.

One of the clear highlights from the quarter was the first major payoff from our improved focus on our best ideas. Our top holding going into the quarter — Wirecard AG, a German company that provides payment services for online transactions — was also our top contributor thanks to its large position size and 59% price increase. Early in the year, Wirecard was one of our larger holdings with a 2% weighting. When an Internet rumor dragged down its stock price, our discussions with company management, several industry experts, and our own experienced research team gave us the confidence to add to our position. As a result, we came into the third quarter with a 4% weighting in the stock. While we have taken some profits following its strong rally, Wirecard remains our top pick based on our belief that it is an attractively priced way to ride the tailwind as more and more retail transactions occur online.

Another large holding that generated a strong return was Abcam plc, the Cambridge, England-based online antibody distributor. We’ve owned Abcam for years and consider it to be similar to Amazon.com, except focused on supplies used in lab research. Abcam, which has been rapidly taking market share from the traditional paper-based catalogs in the industry, has generated high sales growth before, during, and after the recession. Abcam’s shares rose nearly 50% in the quarter.

Another recurring theme was our purchase of stocks that Wasatch owns currently or has owned at some point in the past, including NuVasive, Inc., Copart, Inc., VistaPrint N.V., and Japanese e-commerce company Start Today Co. Ltd. We love it when the market gives us a chance to buy companies we know well at discounted prices. Our long history with these companies means we are way up the information curve on day one of ownership, and we’ve already built up relationships and trust in senior management.

A key detractor was ICON plc, an Ireland-based contract research organization that reduced its earnings guidance to the low end of the previous range. Also weighing on performance were our holdings in Japanese software company Simplex Technology, Inc., veterinary services provider VCA Antech, Inc., and technology equipment company Intevac, Inc. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

The Fund’s one-year return of 22.91% is also an indication of the fundamental strengths of the underlying companies we have held in the portfolio. For the year, our companies generated 16% year-over-year sales growth and 39% growth in bottom-line earnings. A substantial contribution to performance came from our investments overseas, where on average about half of the Fund’s assets were invested. China and Brazil proved to be fertile ground for growth investments. Among U.S.-based companies, Akamai Technologies, Inc. and F5 Networks made the largest contributions to performance. The most significant detractors were Intevac and CVS Group plc (United Kingdom).

OUTLOOK

As the financial crisis and ensuing recession move further into the rear view mirror, we believe the market will value real growth above growth pretenders (companies enjoying high year-over-year growth mostly due to easy earnings comparisons). We continue to tune out most of the macroeconomic noise in order to spend our time in pursuit of under-appreciated growth companies. We are gratified that quarterly and annual data show that our portfolio holdings are achieving earnings growth and higher valuations — a potentially powerful combination.

As we continue the process of pruning the Fund’s holdings, we are increasingly satisfied that we have a portfolio of companies offering under-appreciated growth. Even as the market recognizes some of this growth potential, we continue to find ample opportunities for investing in attractively valued growth companies.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	22.91%	4.14%	5.07%
Russell 2000 Technology Index	20.41%	5.77%	-1.66%
Nasdaq Composite Index	12.74%	2.86%	-0.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 2.15%. The Net Expenses are 1.96%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Wirecard AG (Germany)	4.8%
DiaSorin S.p.A. (Italy)	3.3%
Google, Inc., Class A	2.8%
CVS Group plc (United Kingdom)	2.7%
Xilinx, Inc.	2.6%

Company	% of Net Assets
Altera Corp.	2.5%
International Business Machines Corp.	2.4%
Alliance Data Systems Corp.	2.2%
Pegasystems, Inc.	2.1%
Create SD Holdings Co. Ltd. (Japan)	2.1%

*	As of September 30, 2010, there were 77 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

Even in the face of a tepid economic environment, it was a rare September to remember for stocks. The market — as gauged by the S&P 500 Index — hadn’t closed a third quarter with a monthly gain this large (8.92%) since 1939. As investors latched onto the hope of a strengthening recovery, the Fund’s benchmark, the Russell Midcap Growth Index turned in a strong gain, led by consumer discretionary and economically sensitive producer durable stocks. Primarily due to its lower weights in cyclical stocks and the consumer-driven retail segment, the Fund trailed the benchmark for the quarter.

The Fund was unable to keep pace in a frothy environment after outperforming the benchmark during second quarter weakness. In particular, our cautiousness regarding consumers tempered our returns. Both high unemployment and excess valuations in the space have made it difficult to find attractively valued consumer oriented stocks.

We believe the quality of the Fund’s holdings constrained returns a bit as well, as investors bid up shares of many companies with volatile earnings as economic murkiness dissipated slightly. By and large, our companies were able to weather the challenges of the last two years reasonably well. As many formerly profitable companies saw earnings turn negative, even at the worst, many of our holdings at least sustained their level of earnings. This then transformed into fairly robust growth over the last several quarters, which we project will normalize in the future.

While we ideally would outperform the market during rallies, given the quality of our holdings, it is not surprising that the Fund would only keep pace or trail slightly during extremely bullish environments. Rallies are typically fueled by speculation, which tends to bode well for volatile companies that can showcase what are often temporary fundamental surprises or those stocks that have been beaten down the most in prior market declines.

DETAILS OF THE QUARTER

Although we’ve always been diligent about investing in companies that meet our exacting standards, we’ve never been more pleased about the Fund’s composition than we are now. We have made an even more concerted effort to ensure that every company held in the Fund meets each appendage of what we call the three-legged stool — quality, valuation and momentum.

As our companies hopefully continue to perform steadily, meeting or exceeding our hurdle growth rate of 15%, we believe they will be rewarded in the market over the long-term.

The Fund’s performance was buoyed by strength in the information technology sector, where Cognizant Technology Solutions Corp., Altera Corp. and Amphenol Corp. were the highest contributors to performance.

Outside of technology, Herbalife Ltd., a provider of health foods primarily focused on weight management and nutritional supplements, was one of our top-performing stocks.

Copart, Inc. and Covance, Inc. both suffered what we believe to be temporary setbacks detracting from the quarter’s performance. They are both debt-free and hold significant amounts of cash, which should allow them flexibility as they focus on future business opportunities. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

As it did during the third quarter, information technology drove the Fund’s performance for the year, with Altera, Cognizant and F5 Networks, Inc. leading the way. The Fund returned 16.06% and trailed the 18.27% return of the benchmark.

In a strong market environment, Apollo Group, Inc., a for-profit higher education provider, accounted for most of the performance gap as it faced stiff regulatory challenges concerning the availability of student aid. As unexpected headwinds continued to mount, we recently sold the Fund’s stake in this long-time holding.

We also concentrated the Fund and, in our opinion, increased its overall quality by focusing on our top tier companies. During the year, we trimmed the Fund’s holdings from 54 to 42 and feel that the Fund is now better positioned to perform well.

OUTLOOK

Even though the recession officially ended in June 2009, high unemployment and increasing levels of public debt continue to put a damper on economic activity. Although it’s clear that the path to a more normal economic environment will be long and arduous, it doesn’t dampen our enthusiasm about the Fund’s prospects. With the luxury of being able to invest in a small portion of existing public companies, we can be selective and pinpoint companies that we believe will do well in spite of macro challenges.

Though we are pleased with the Fund’s current composition, we continue to screen for additional investment opportunities and visit management teams of both existing and prospective companies. A large amount of insight that can’t be gleaned merely from reviewing financial statements — especially regarding corporate culture — is gained by meeting with management teams face-to-face. Even visits with companies that we ultimately choose not to invest in are an invaluable comparison tool that can help strengthen our conviction about the companies that are held in the Fund.

In our view, the three legs of the stool seem properly balanced. We feel extremely positive about the quality and the earnings growth momentum of the Fund and that valuations are low enough to allow for satisfactory returns over time.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	16.06%	1.91%	3.70%
Russell Midcap Growth Index	18.27%	2.86%	5.36%
S&P 500 Index	10.16%	0.64%	2.20%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.21%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

TOP TEN EQUITY HOLDINGS*

Company	% of Net Assets
Altera Corp.	6.0%
Cognizant Technology Solutions Corp., Class A	4.8%
IHS, Inc., Class A	4.1%
Tim Hortons, Inc. (Canada)	3.8%
Ross Stores, Inc.	3.7%

Company	% of Net Assets
Amphenol Corp., Class A	3.7%
Linear Technology Corp.	3.7%
Express Scripts, Inc.	3.7%
Copart, Inc.	3.7%
St. Jude Medical, Inc.	3.4%

*	As of September 30, 2010, there were 42 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund returned 23.33% in the third quarter and outperformed the MSCI AC World Ex-U.S.A. Small Cap Index, which returned 18.43%. The Fund was helped by its exposure to Asia and Latin America, where markets performed well and economies are growing. In general, developed economies struggled in a more difficult credit and consumer environment against the more pro-growth emerging economies, and that is what is playing out today.

DETAILS OF THE QUARTER

It is worth discussing in detail the top contributors for the quarter as they illustrate well our philosophy and some common elements across names. Among the top contributors to performance were Abcam plc (United Kingdom), Wirecard AG (Germany), Cia. Hering (Brazil) and Dah Chong Hong Holdings Ltd. (Hong Kong). All are companies we know well and that operate from a position of significant strength in their fields of business.

As a Cambridge-based online provider of antibodies for the research community worldwide, Abcam has been a big long-term winner for the Fund. We found Abcam when it was a tiny company. Now, its market capitalization is close to a billion dollars. We have cut back some of our position size owing to its weight in the Fund and valuation, but Abcam remains a prominent position.

Wirecard is a payment service provider in Europe, focused on enabling Internet payments and providing an extra layer of credit protection for merchants selling online. It therefore is a significant beneficiary of the growth of online transactions in Europe and is now starting to grow in Asia.

Cia. Hering is a brand name retailer in Brazil continuing to add stores in other regions. In a meeting with management (and a store visit) in the last few weeks, they stated that they believe it is possible to double the number of stores, with franchising being part of that growth. Our recent visit to Brazil reinforced our opinion of the opportunity there —Brazil to us seems to represent a combination of well-managed small companies within an economy showing highly supportive trends.

Dah Chong Hong (DCH) is a name we added that illustrates how we source our ideas in different ways. DCH has been the main distributor for Honda for 40 years. It is a company this portfolio manager learned about firsthand years ago when living in Hong Kong as the owner of a new Honda Civic bought from and serviced by a DCH dealer. At Wasatch, we were aware of DCH’s level of service and organization and knew that Honda chooses their distributors with care. Aside from representing some major car brands in Hong Kong, DCH has a growing portfolio of brands it represents in China. The stock is a relatively new listing, one we thought was inexpensive — maybe being perceived as somewhat dull or just misunderstood. After good results were announced, with DCH’s China operations showing growth, the stock was significantly upgraded. The business has a long commercial history, so we think it can produce stable growth over a long period.

The worst performing names for the quarter generally had one thing in common: Japan. As an economy, Japan continues to struggle with deflation, low growth and a strong currency that makes it difficult for its exporters to remain competitive. Construction equipment firm Takeuchi Mfg. Co. Ltd. is one of our holdings that has been hurt by these factors. We have been underweight in Japan for a long time — we find it relatively unattractive from a bottom up stock perspective as well as from a top down economic view. Growing small companies thrive not only on growth in their own economies but from change — Japan in many areas is seeing little change and few opportunities. Zero-level interest rates indicate an economy ruled by continuing fears of deflation, lacking animal spirits. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

The Fund outperformed the Index over the past 12 months with strong performance from the United Kingdom, India, Brazil and Indonesia. Our U.K. investments in Abcam and online fashion retailer ASOS plc did especially well. We also had good results from our Indian financial companies, notably LIC Housing Finance Ltd. and Allahabad Bank Ltd. In Brazil, Cia. Hering was a top contributor as was cosmetics producer Natura Cosmeticos. Two cement producers, Semen Gresik and Indocement Tunggal Prakarsa, led the way in Indonesia. Japan was also weak over the 12-month period, with several Japanese holdings numbering among our largest detractors.

OUTLOOK

As 2010 draws to a close, we remain aware of global economic and trade tensions and how these can disrupt markets. For many of the small, generally domestically-oriented companies we invest in, we believe that conditions are supportive with tighter capital flows helping the higher quality companies on which we focus. With over 10,000 companies in our investable universe, there continue to be companies that stand out to us as long-term benefactors of growth throughout the world. We are confident that we can continue to build a portfolio of companies that exhibit higher quality and better growth prospects than the markets in general. We remain very grateful for all the support shown by shareholders.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	34.15%	6.99%	12.26%
MSCI AC World Ex-U.S.A. Small Cap Index	15.59%	6.42%	13.33%
MSCI World Ex-U.S.A. Small Cap Index	10.86%	2.74%	11.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.94%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
LIC Housing Finance Ltd. (India)	2.4%
Abcam plc (United Kingdom)	2.4%
Rotork plc (United Kingdom)	2.4%
SJM Holdings Ltd. (Hong Kong)	2.2%
DiaSorin S.p.A. (Italy)	2.1%
Cia. Hering (Brazil)	2.0%

Company	% of Net Assets
Wirecard AG (Germany)	1.9%
Mahindra & Mahindra Financial Services Ltd. (India)	1.8%
Anta Sports Products Ltd. (China)	1.8%
Dah Chong Hong Holdings Ltd. (Hong Kong)	1.8%

*	As of September 30, 2010, there were 111 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The third quarter saw global equities stage a bit of a comeback, though volatility remained very much in evidence. Consumers in most developed markets were still keeping a close watch on their spending, but those in China and other emerging markets spent at a more robust pace.

The Wasatch International Opportunities Fund returned 20.09% during the quarter, placing it comfortably ahead of its benchmark, the MSCI World Ex-U.S.A. Small Cap Index, which returned 17.75% over the same period. With no single theme or trend driving the market, our individual stock selection was the main factor in the Fund’s outperformance for the period.

DETAILS OF THE QUARTER

The absence of a single specific theme or trend driving the market is evident among our 10 top contributors to performance over the quarter, where nine different countries on four continents and 10 industries in four major market sectors were represented.

Germany’s Wirecard AG, a provider of credit-card processing and electronic payment systems, was our top contributor to performance for the quarter. Wirecard has benefited from the broad trend toward moving more transactions online, but its success is driven by more than that. We believe the company’s technology for handling transaction processing, currency conversion, and other banking services is world class, and it has already moved into many high-growth markets.

In another part of the world, Middle Eastern shipper Aramex PJSC was also a strong contributor. What’s been most important to Aramex’s performance has been its ability to continue to improve top-line growth. With some of the region’s debt problems nearing resolution, there are now signs of renewed growth — growth that Aramex appears well-positioned to capitalize on.

U.K.-based Abcam plc, which makes specialized antibodies used in medical research, exemplifies a quality shared by most of our top performers this quarter. Its strong returns for the period don’t result from a specific piece of good company news, or a positive development in its industry. Rather, they simply reflect the market’s recognition of the company’s success in executing its business plan. That may not sound as exciting as talking about a company that’s experienced a rapid, stupendous run-up based on a breakthrough development, but this more sustainable kind of performance is far more important to the

Fund’s long-term results. Finding the often overlooked companies that have the potential to produce returns in this way, over an extended period of time, is perhaps the greatest challenge we face as investment managers.

After being our strongest holding last quarter, Simplex Technology, Inc. was the greatest detractor from performance this period. The company preannounced that it would miss its earnings targets for the year, which sent its shares tumbling. While that news was disappointing, we believe the stock has been unfairly punished. Even though Simplex’s sales in its systems-integration services area haven’t been up to expectations, the company has still benefited from the high recurring revenues that flow from its work in developing electronic securities-trading platforms. In time, we think investors will once again recognize the company’s true value.

DETAILS OF THE YEAR

For the 12 months ended September 30, 2010, the Fund returned 31.71%, reflecting significant outperformance over its benchmark index, which posted a return of 10.86%. As in the most recent quarter, strong individual stock selection was the main factor in our performance over the period.

Aramex was the top contributor for the year, followed closely by U.K.-based Internet retailer ASOS plc. ASOS’s positioning to benefit from shoppers’ growing preference for Internet-based transactions has allowed the company to post strong earnings despite tepid consumer spending in developed markets. Sports apparel maker China Hongxing Sports Ltd., the greatest detractor from performance for the year, stumbled while executing its plan to attract customers from China’s emerging consumer class. Disappointed, we sold our position. Current and future holdings are subject to risk.

OUTLOOK

With a great deal of investors’ cash still on the sidelines, an important question in coming months will be whether more of it will return to the global equity markets. Although the global economic outlook remains uncertain, there appears to be a consensus that governments around the world will take the steps they need to in order to avoid a double-dip recession. Our focus remains on identifying companies with strategic advantages that can allow them to succeed regardless of the macroeconomic climate.

We’re finding this environment to be very helpful for fundamentally driven stock-pickers like us. With no single trend driving the market, we’re able to uncover opportunities in a number of markets and a wide range of sectors — and get to them before they’re discovered by the broader investment community. Operating in the micro- and small-cap space is also helpful, as a number of the companies we’re most enthusiastic about aren’t big enough to be on most investors’ radar screens.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	31.71%	9.47%	10.04%
MSCI World Ex-U.S.A. Small Cap Index	10.86%	2.74%	5.00%
MSCI AC World Ex-U.S.A. Small Cap Index	15.59%	6.42%	8.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.81%. The Net Expenses are 2.28%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Aramex PJSC (United Arab Emirates)	4.5%
Wirecard AG (Germany)	3.3%
Daum Communications Corp. (Korea)	2.1%
China Automation Group Ltd. (China)	1.8%
EPS Co. Ltd. (Japan)	1.8%

Company	% of Net Assets
Raffles Medical Group Ltd. (Singapore)	1.5%
Simplex Technology, Inc. (Japan)	1.5%
Home Capital Group, Inc. (Canada)	1.3%
Abcam plc (United Kingdom)	1.2%
CSG Ltd. (Australia)	1.2%

*	As of September 30, 2010, there were 162 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 10.45% during the third quarter. The Fund outperformed the Russell Microcap Index, which rose 7.81%, but trailed the Russell 2000 Index, which was up 11.29%.

The U.S. stock market had its best quarter in a year. Worries about Europe’s sovereign debt problems subsided, as countries took steps to cut their budget deficits and strengthen their banking systems. In addition, the U.S. economy showed some modest improvement, which eased concerns about a double-dip recession. Nonetheless, the general consensus is that the economy will remain sluggish due to the serious issues facing our country, such as high unemployment and the large federal deficit.

DETAILS OF THE QUARTER

Investors had strong appetites for stocks of companies showing good growth in the weak economy. As a result, the fastest-growing companies in the Fund were generally our best performers. This appreciation for growth also helps explain the strong performance of the international portion of the portfolio.* Small companies in the United States generate approximately 80% of their revenues domestically. Given the subdued outlook for the economy, it makes sense that investors would look overseas for growth, particularly in emerging countries.

During the quarter, one of our best-performing stocks was Abcam plc (United Kingdom). Abcam is an online supplier of antibodies used by medical researchers to study protein function in cells. Known as the “Amazon of antibodies,” the company reported a 25% increase in revenues and a 44% increase in earnings for its fiscal year ended June 30. We have been trimming our weight based on the stock’s valuation and expectations that revenue growth trends may begin to slow.

Other top performers included IPG Photonics Corp. and ArcSight, Inc. IPG Photonics makes fiber lasers that are used in a broad range of industrial applications. The company reported better-than-expected operating results and guidance in August, and the shares took off. Revenue growth was particularly strong in the Asia-Pacific region, with China accounting for more than 10% of total sales. ArcSight, a maker of security software, announced that it was being acquired by Hewlett-Packard.**

On the other hand, Peet’s Coffee & Tea, Inc., a specialty beverage company, was one of our worst-performing holdings. The stock gave back some of its gains from earlier in 2010 on speculation that Peet’s might be losing market share in the grocery channel. Rising coffee prices were another negative, although management announced a price increase in late September to offset the impact of coffee inflation. The recent weakness in the stock has not changed our thinking on Peet’s. We believe it is a well-managed company with good headroom for growth, particularly in the grocery channel where it can expand distribution.

The fact that micro cap stocks trailed bigger small caps this quarter was a headwind for the Fund given our emphasis on the micro cap segment of the market. We think one of the main reasons micro caps underperformed is that growth trends have been better for the larger companies. Part of this is due to the slow pace of initial public offerings (IPOs) over the past several years — there have not been a lot of exciting new micro cap names coming to market to refresh the space. However, IPO activity is picking up in the United States and around the world. We are watching the new entrants carefully and have participated in several IPOs as we continue to increase the growth profile of the portfolio. For example, we bought RealPage, Inc., a rapidly growing software company, when it went public in August.

DETAILS OF THE YEAR

Our international holdings were a key driver of returns during the 12 months ended September 30, gaining more than 40% overall.* In addition to Abcam, Goodpack Ltd. (Singapore) was one of our best-performing stocks. Goodpack, a container leasing company, has benefited from the rebound in global trade following the credit crisis. Our health care stocks also did well as a group, despite the uncertain regulatory environment.

The Fund’s focus on micro cap stocks weighed on results, as did a handful of names in the consumer staples and energy sectors. GMX Resources, Inc., an oil and gas producer, was one of our biggest laggards. We sold the stock in June because of the company’s deteriorating fundamentals.

OUTLOOK

As previously noted, the consensus view is that the U.S. economy will struggle to grow at a normal rate for a number of years. So we are continuing to look for rapidly growing companies like RealPage that should be able to thrive even in challenging times. We have incrementally been tilting the portfolio toward these types of companies for a while, and doing so has positively impacted performance.

Many of the fastest-growing stocks in the market have premium price-to-earnings (P/E) multiples, which is typical of an environment where growth is hard to come by. We are thus closely monitoring our high-growth holdings to ensure that their stocks prices are reasonable relative to their long-term prospects. Furthermore, a significant percentage of the Fund is invested in moderate growth and value-oriented names. These companies may lack the revenue momentum of our fastest growers, but they are solid businesses trading at good values. That said, when it comes to adding new stocks to the portfolio, we are maintaining our focus on growth.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.
*	Excludes American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and foreign companies traded on U.S. stock exchanges.
**	As of September 30, 2010, the Wasatch Micro Cap Fund was not invested in Hewlett-Packard Co.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	14.14%	-0.73%	8.73%
Russell 2000 Index	13.35%	1.60%	4.00%
Russell Microcap Index	7.43%	-2.09%	4.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.24%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Power Integrations, Inc.	3.0%
CorVel Corp.	2.5%
Dollar Financial Corp.	2.3%
OPNET Technologies, Inc.	2.2%
Hibbett Sports, Inc.	2.1%

Company	% of Net Assets
Abcam plc (United Kingdom)	2.1%
Micrel, Inc.	2.0%
O2Micro International Ltd. ADR (China)	1.9%
LMA International N.V. (Singapore)	1.8%
Diamond Hill Investment Group, Inc.	1.8%

*	As of September 30, 2010, there were 102 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

In the third quarter, the U.S. equity markets continued on a volatile path. In a welcome change, though, their overall direction shifted upward. At many points throughout the period, the equity indices swung up rapidly, then shot downward nearly as quickly. The precise factors driving these movements were often difficult to discern. For the quarter, the Wasatch Micro Cap Value Fund gained 7.21%. This placed it behind its benchmark, the Russell 2000 Index, which returned 11.29% over the same period.

The underperformance was partially the result of our focus on micro cap stocks, which over the quarter underperformed stocks on the larger end of the small cap spectrum. In addition, our cash position hurt performance in a period of positive equity returns. Although we are working to deploy these assets, the significant volatility among micro cap stocks makes it essential for us to wait until we can buy the companies we like at reasonable entry points.

DETAILS OF THE QUARTER

Over the past quarter, a number of our holdings were hurt by speculation about and anticipation of government action that could have negative impact on their operations. For example, Lincoln Educational Services Corp., a for-profit provider of higher education, was the greatest detractor from performance for the period. It suffered, along with the rest of the for-profit education space, from fears that the Department of Education’s proposed “gainful employment” rules could reduce their eligibility for federal student loan programs. Students taking out those loans are responsible for the bulk of Lincoln’s revenues. We’ll be monitoring Lincoln, and the entire segment, carefully in coming months.

The potential for another government action — in this case, imposing a moratorium on home foreclosures —bruised another of our holdings, DJSP Enterprises, Inc. DJSP helps mortgage-issuing banks that are now overloaded with foreclosures by providing a specialized legal team to handle loan modifications, short sales, and foreclosure sales. Although a temporary halt to home foreclosures could interrupt DJSP’s business activity, there is already a significant inventory of bank-owned properties that must eventually be sold. In the meantime, however, even the possibility of a moratorium on foreclosures has been enough to dim investors’ interest in DJSP.

In the case of LHC Group, Inc., a provider of home health care services, the reason for its stock price decline was worry that health care reform, with its focus on cost-cutting, could hurt LHC Group’s earnings by reducing reimbursement rates paid to providers by government insurance programs.

Although we are concerned about this government headwind, we can’t lose sight of the many companies we’ve been able to identify that have performed well despite the myriad challenges presented to them by the economic environment.

Our top contributor to performance for the quarter was Toronto-based easyhome Ltd., which rents furniture, appliances, and home electronics to consumers. The company is growing not only through its main rent-to-own home goods business, but also through the addition of in-store kiosks offering consumer loans. These stores-in-a-store have been tested in a number of markets, and after their success, they are now set for a chain-wide rollout. The loans offered are available to borrowers with a variety of credit profiles, making them attractive at a time when many consumers feel pinched, while also offering high margins to the lender.

Another consumer company that has done well despite pressures on discretionary spending is Germany’s Delticom AG, an online discount tire retailer that operates abroad as well as in the U.S. Although buying tires online may not seem entirely convenient, in a number of markets outside the U.S. it offers virtually the only means to purchase tires without paying the high markup traditionally charged by car dealerships. Delticom is now the largest tire dealer in Europe, and the second largest in the U.S. Although the company is maturing into the higher end of micro cap territory, it still offers good growth potential. Its valuation remains reasonable, but it’s not as low as it once was.

DETAILS OF THE YEAR

For the 12 months ended September 30, 2010, the Wasatch Micro Cap Value Fund returned 13.26%, keeping closely on track with the Russell 2000 Index, which returned 13.35% over the same period. Our top contributor for the year was Sino Biopharmaceutical Ltd. (China). This company benefits from the rise of the Chinese consumer class by providing traditional medicines and more modern brand name drugs to that market.

The challenges at Lincoln Educational Services were sufficient to make it one of the largest detractors from performance for the year. Gas exploration and production company GMX Resources, Inc. was also among our weaker performers over the past 12 months, hurt by oversupply concerns in the natural gas industry. Current and future holdings are subject to risk.

OUTLOOK

At this point, it appears possible that there will be at least a partial change in leadership in the U.S. Congress. That could change the regulatory tone in Washington and in states across the country, perhaps alleviating some of the headwind now facing many companies and industries.

We’ll keep a careful eye on these developments as we look for opportunities to invest some of our cash. Right now, companies offering growth are generally pricey. We’re willing to exercise patience until we can buy selected companies at valuations that leave plenty of room for appreciation.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	13.26%	6.40%	10.90%
Russell 2000 Index	13.35%	1.60%	6.59%
Russell Microcap Index	7.43%	-2.09%	3.76%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.46%. The Net Expenses are 2.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
easyhome Ltd. (Canada)	1.6%
Solar Capital Ltd.	1.4%
Prestige Brands Holdings, Inc.	1.3%
Haynes International, Inc.	1.3%
Ace Hardware Indonesia (Indonesia)	1.2%

Company	% of Net Assets
Karnataka Bank Ltd. (India)	1.2%
Dewan Housing Finance Corp. Ltd. (India)	1.2%
First Cash Financial Services, Inc.	1.2%
JDA Software Group, Inc.	1.2%
TTM Technologies, Inc.	1.2%

*	As of September 30, 2010, there were 119 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 15.33% in the third quarter. The Fund outperformed the Russell 2000 Growth Index, which rose 12.83%, and the Russell 2000 Index, which increased 11.29%. The small cap market was down slightly from July through August, as pessimism about the economy overshadowed better-than-expected corporate earnings. However, the market rallied in September on some encouraging economic data that eased concerns about a double-dip recession.

During the quarter, investors favored stocks of companies showing strong growth in the challenging economic environment. This benefited the Fund given the positive trends in revenues and earnings that we are seeing from many of our companies. Investors’ appetite for growth was particularly evident in the information technology portion of the portfolio, which was the main driver of our strong results. We are also finding a lot of growth outside the United States, and our international holdings produced an even bigger gain than our domestic holdings.

DETAILS OF THE QUARTER

Some of the Fund’s best-performing stocks this quarter were stocks of companies related to “cloud computing” — computing in which products and services are provided over the Internet. They included Riverbed Technology, Inc. and F5 Networks, Inc., two companies that enable cloud computing. Riverbed is a leader in the wide area network (WAN) optimization market, while F5 Networks provides solutions that improve the performance of delivering Internet services. Ultimate Software Group, Inc., NetSuite, Inc. and Concur Technologies, Inc., which deliver software over the Internet or “cloud,” also had an especially good quarter. ArcSight, Inc. was another big winner in information technology. The company, a maker of security software, announced that it was being acquired by Hewlett-Packard.* The acquisition enhances Hewlett-Packard’s portfolio of security offerings at a time when increasing amounts of data are moving outside of corporate firewalls and into the cloud.

HDFC Bank Ltd., an Indian bank, was one of our best-performing stocks outside the information technology sector. The company reported strong quarterly operating results, including a 34% increase in earnings and a 40% increase in loans. Unlike many small U.S. banks, which are fighting for survival, HDFC is focused on growth and opportunity. At 1.1 billion, India’s population is more than three times greater than ours, yet Indian consumers buy just a fraction of the number of cars that Americans purchase each year. Mortgage debt represents only about 7% of India’s gross domestic product (GDP) but approximately 80% of U.S. GDP. These statistics highlight the untapped market potential for financial services in India, where the economy is robust and incomes are rising.

VistaPrint N.V. and Resources Connection, Inc. are two stocks that lagged. VistaPrint uses the Internet to provide small businesses with a wide range of marketing products and services, such as brochures and logo design. Many small businesses are struggling in the weak economy, and the soft spending environment has been a headwind for the company. VistaPrint has also experienced a few operational missteps, including an advertising campaign that yielded disappointing results. Resources Connection is a staffing firm that provides high-level accounting and finance professionals on a temporary basis. With the recovery so fragile, corporations have been hesitant to move forward with projects. This has hurt the entire staffing industry. Despite recent weakness, we think VistaPrint and Resources Connection are both high-quality names with good business models, and our long-term outlook on them remains positive. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

Investors have been seeking growth for a while, so some of the same factors that drove performance in the third quarter also impacted the Fund during the last 12 months. Our information technology holdings did particularly well overall, led by strong gains from F5 Networks, Riverbed Technology and Ultimate Software Group. Other top performers included companies that are benefiting from favorable growth trends outside the United States, such as HDFC Bank and Bucyrus International, Inc., a manufacturer of mining equipment. On the negative side, business services stocks like Resources Connection tended to be weak. In addition, government reform of the health care sector weighed on many of our health care names.

OUTLOOK

We believe the serious issues facing the United States, including high unemployment and unprecedented levels of U.S. debt, will lead to a period of below-average growth for our economy. We also believe investors will reward companies producing real growth in an environment where growth is hard to come by. Our thoughts on this subject have been consistent for some time, and we think this is a long-run theme we may be talking about for years.

Given this view of the world, we are focused on capturing solid growth in the Fund. We are out in the field, researching new ideas and looking for growth wherever we can find it. Our goal is to identify quality companies that can increase their earnings by at least 15% annually over a five-year horizon. Our forecasts suggest that we are not only meeting this goal, but exceeding it, as the long-run projected growth rate for our companies is north of 20%. The level of growth we are seeing in the Fund makes us confident that it is well positioned for the future.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	As of September 30, 2010, the Wasatch Small Cap Growth Fund was not invested in Hewlett-Packard Co.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	19.76%	2.76%	5.59%
Russell 2000 Growth Index	14.79%	2.35%	-0.13%
Russell 2000 Index	13.35%	1.60%	4.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.31%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Power Integrations, Inc.	3.8%
Ultimate Software Group, Inc.	3.7%
Hibbett Sports, Inc.	2.8%
MSC Industrial Direct Co., Inc., Class A	2.6%
Cognizant Technology Solutions Corp., Class A	2.6%

Company	% of Net Assets
HDFC Bank Ltd. ADR (India)	2.5%
MSCI, Inc., Class A	2.4%
Knight Transportation, Inc.	2.4%
Riverbed Technology, Inc.	2.2%
Peet’s Coffee & Tea, Inc.	2.1%

*	As of September 30, 2010, there were 102 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The U.S. stock market overcame a litany of investor concerns to finish the third quarter with a surprisingly strong return. Still, a look past the returns of the broad market indices reveals that a relatively small group of richly valued growth stocks drove the bulk of the gain. Conversely, investors showed little appreciation for the types of stocks in which we invest — those with robust cash flows, strong balance sheets, and attractive valuations. As would be expected, this environment dampened the Fund’s relative performance for the quarter.

It should come as no surprise that our response was to maintain the same value discipline that has worked so well for us over time. Experience has taught us that sticking to our process, regardless of short-term market activity, is the best way to maintain a steady course for the Fund.

DETAILS OF THE QUARTER

The information technology sector was an area in which our value-oriented approach experienced underperformance. While no individual tech stock stood out as a significant underperformer, a handful of individual positions suffered losses in the low- to mid-teens. The largest area of weakness was the semiconductors and components group, where notable laggards were Standard Microsystems Corp. and Pericom Semiconductor Corp.

In terms of what worked, two of our top contributors were former “Fallen Angels” — our term for one-time growth stocks that have stumbled but have a clear path to resuming their growth. The first was a longtime holding that we have discussed quite a bit in past communications — natural foods company NBTY, Inc. When NBTY experienced difficulties in 2008, our due diligence showed that the company continued to feature strong cash flows, a compelling valuation, and the ability to benefit from the longer-term growth trends in vitamins and natural foods. During the quarter, private equity firm The Carlyle Group acquired NBTY.

OPNET Technologies, Inc., whose software provides corporations with a high return on investment by making networks more efficient, is another former Fallen Angel that energized our performance. We bought low in early 2009 when OPNET’s shares were under pressure from the broad market selloff, and the stock has since staged a powerful rebound.

We also generated strong returns from a number of the Fund’s “Undiscovered Gems” — the phrase we use to describe companies whose current valuations do not reflect what we believe is their true value. In some cases, this is due to a lack of coverage from major Wall Street firms. A prime example is CorVel Corp., a stock with no analyst coverage that Wasatch has owned on and off for 15 years. CorVel, a provider of services that help companies lower the cost of workmen’s compensation claims, reported robust growth in revenues and earnings — a development we anticipated. The stock responded favorably as investors tried to play “catch-up” with the improving fundamental story.

Our positions in non-U.S. stocks also continued to add value for the Fund. The past quarter saw strong performance from our Indian financial stocks LIC Housing Finance Ltd. and City Union Bank Ltd., as well as from Goodpack Ltd., a Singapore-based company that operates the world’s largest fleet of medium-sized containers used to transport specialty cargo. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

The Wasatch Small Cap Value Fund returned 12.00% during the annual period and outpaced the 11.84% return of its benchmark, the Russell 2000 Value Index. We are gratified that the Fund outperformed even though the types of stocks in which we invest were out of favor for much of the year. We view this as evidence that it pays to focus on value and bottom-up stock picking, rather than trying to keep up with short-term market moves by chasing the winners.

OUTLOOK

Self-reflection helps us analyze our successes and mistakes to determine what’s working and what we can do better. Our most recent effort in this vein involved a rigorous analysis of the Small Cap Value strategy’s 12-year history. What we found was not particularly surprising, but it helps illustrate some of the factors that have driven our returns.

Since the Fund’s inception, the most important factor underlying our performance has been — by a substantial margin — our investments in Fallen Angels. As a “value manager within a growth shop,” we are well positioned to leverage the firm’s knowledge to capitalize on the frequent occasions when growth companies stumble and slip into our value universe.

We also have added quite a bit of value over the years via our investments in Undiscovered Gems. This universe has proven to be fertile ground for successful investments, since thin coverage on a stock enables those with an informational advantage to capitalize on inefficiencies. We believe our strong research capabilities provide such an advantage.

Taken together, these two strategies have accounted for the vast majority of our winners in the past 12 years. Notably, almost all of these top performers were stocks that at one time were held in Wasatch growth portfolios — illustrating the value of sharing ideas among our various investment teams.

Self-reflection is a continual process at Wasatch, where the opportunity to learn from the past helps us set a clear path for the future. We believe this approach provides us with the best chance to translate our research expertise into continued long-term performance.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	12.00%	-0.31%	7.69%
Russell 2000 Value Index	11.84%	0.73%	7.72%
Russell 2000 Index	13.35%	1.60%	4.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
CorVel Corp.	3.3%
HEICO Corp., Class A	2.7%
Herbalife Ltd.	2.2%
Pericom Semiconductor Corp.	2.1%
Standard Microsystems Corp.	2.0%

Company	% of Net Assets
Solar Capital Ltd.	2.0%
Redwood Trust, Inc.	2.0%
OPNET Technologies, Inc.	1.9%
Copart, Inc.	1.9%
Marten Transport, Ltd.	1.9%

*	As of September 30, 2010, there were 89 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The S&P 500 had its best September in 71 years, leading to an 11.29% gain for the quarter. The Strategic Income Fund’s 10.70% third quarter return nearly matched the S&P 500, and far outpaced the 2.48% return of the Barclays Capital U.S. Aggregate Bond Index.

We continue to see significant swings in the equity markets as investors react to the news of the day. The market has become momentum driven, with companies that are doing really well getting the attention, while strong companies not quite firing on all cylinders are being overlooked.

The Wasatch Strategic Income Fund does not follow a momentum-driven investment mandate. My goal is to deliver long-term returns between those of stocks and bonds, while taking less risk than a typical equity fund. I continue to focus on what I consider to be high quality companies that are able and willing to pay growing dividends. These companies tend to be stable with healthy balance sheets and consistent cash flow, making them well positioned in the current economy. The Fund’s current subsidized SEC 30-day yield is 3.35% (2.50% unsubsidized), which is healthy in an environment brandishing yields on cash and bonds near historic lows. Dividends are good tools to help lessen downside risk in the Fund.

DETAILS OF THE QUARTER

One positive indication that the Fund may be reducing its susceptibility to downside risk is that there were no significant stock declines during the quarter. The Fund’s largest detractor was Ultra Petroleum Corp., which slid 5%. Lower natural gas prices hurt the company slightly. However, Ultra Petroleum remains nicely profitable and has a competitive advantage as a low-cost operator in natural gas exploration and production.

Several stocks performed well, led by Herbalife Ltd., a provider of weight-loss and nutritional supplements. Herbalife has shifted from traditional multi-level marketing, where customers order monthly from distributors, to more of a retail approach emphasizing daily consumption. Advantages to the new model include expanding the market to customers that are not willing to commit to becoming Herbalife distributors but are still interested in purchasing the company’s products. The stock price was up dramatically over the past year and the company pays a solid, growing dividend.

Wirecard AG also appreciated nicely. Wirecard, a German-based international provider of electronic payment options, continues to capitalize on the personal credit megatrend. I initiated a position earlier this year after the stock price declined based on what I perceived to be a short-term concern. Wirecard’s stock moved up 59% this past quarter.

In my focus on owning high quality companies, capturing yield, and managing risk I sold a couple of companies that were not paying dividends, and took profits on others as their stock prices moved up. In doing so, the Fund’s cash position went from 3.1% to 7.3% in the quarter.

DETAILS OF THE YEAR

Over the last 12 months, the Fund returned 15.18% and outpaced stocks and bonds by a significant margin. Despite being happy about delivering a solid return for the Fund’s shareholders, I am grappling with my belief that the Fund may still be taking on too much risk if it is able to deliver outsized returns. As the year went on, I believe the Fund became more conservative. However, as other investors also began seeking higher quality companies, the stock prices of many of the Fund’s holdings continued to move higher.

We outperformed in the financials sector, where the Fund is substantially overweight relative to the S&P 500, thanks to companies like Ares Capital Corp., a private equity firm, which was up 57% this year due to fundamental company strength and a high dividend yield.

The industrials sector was the biggest detractor for the Fund compared to the S&P 500. Although our holdings in this sector performed well, it was underweight relative to the Index because companies in this sector generally do not offer the characteristics I seek for this Fund.

OUTLOOK

I think we will likely continue to see the equity markets seesaw due to the shortsightedness of many investors. Overall, I expect the market to muddle through the year ahead as we tackle the large economic challenges of reduced credit, high unemployment, and increased government debt and regulation.

I plan to stay focused on high quality companies with the ability and willingness to provide growing dividends. Currently, I believe blue chip stocks are among the most attractive investment opportunities, as many investors are overlooking them. Blue chips are stable, high quality companies trading at low valuations and providing attractive yields.

I will continue to seek a lower beta for the Fund, but I am not ready to add fixed-income securities in any significant way. While many investors continue to flee to the perceived safety of bonds, chasing ever-diminishing yields, I believe that fixed income products have become overly popular. With little room left for interest rates to fall there is a good chance of future price depreciation for bonds, which may well overshadow the small interest earned.

Overall, the Fund has had a nice evolution this year and I believe that it remains well positioned for the current economic environment.

Thank you for the opportunity to manage your assets.

CFA®	is a trademark owned by CFA Institute.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	15.18%	N/A	0.86%
S&P 500 Index	10.16%	N/A	-0.32%
Barclays Capital U.S. Aggregate Bond Index	8.16%	N/A	6.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.94%. The Net Expenses are 1.28%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Capstead Mortgage Corp.	7.3%
Redwood Trust, Inc.	6.5%
Herbalife Ltd.	4.1%
Ares Capital Corp.	3.8%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	3.4%

Company	% of Net Assets
Solar Capital Ltd.	3.4%
Xilinx, Inc.	2.9%
MFA Financial, Inc.	2.7%
International Business Machines Corp.	2.7%
Wirecard AG (Germany)	2.5%

*	As of September 30, 2010, there were 51 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

In the year’s third quarter, the U.S. equity markets remained turbulent, with major market indices frequently posting towering gains or steep losses, often for barely discernible reasons. Despite the strong returns recorded over the period, the market still seemed directionless in many ways, with no strong theme driving performance. Over the three months, the Wasatch Ultra Growth Fund returned 17.65%, solidly outpacing the

Russell 2000 Growth Index, which posted a 12.83% return for the third quarter.

Once again, our companies posted earnings growth that was stronger than we expected, and well ahead of the benchmark. Earnings growth remained somewhat difficult to find in the tepid economic environment, so companies that could produce it often posted healthy price-to-earnings ratios. Our investment approach remained consistent, even in the face of frequent market volatility. We kept our attention on identifying companies with hearty fundamentals and distinctive business themes.

DETAILS OF THE QUARTER

Among the themes that have been shaping our investing over recent periods has been our view that, even as consumer spending remains weak, corporate spending appears to be on a more solid footing. After years of cautious spending, corporate cash balances have risen to record levels. That cash, along with the desire to improve their businesses’ return on investment, has given many companies the impetus to spend money upgrading their systems.

A number of our top contributors in the period reflected this theme, particularly within the information technology (IT) sector, which was our strongest area over the quarter. Cognizant Technology Solutions Corp., a longtime holding and long-term leading performer, had significant impact on the Fund’s performance for the third quarter. This IT outsourcing company is enjoying gains as companies invest in new tools to improve efficiency, and contract with consultants to help implement them. After such a long run of success, we are evaluating whether to trim our position.

Fellow top-five contributors in information technology included Riverbed Technology, Inc. and F5 Networks, Inc. Both companies are achieving strong earnings growth as corporations reinforce their IT infrastructure in an era increasingly defined by cloud-based computing and the heavier network traffic it involves.

With so much cash sitting on corporate balance sheets, we haven’t been surprised to see an uptick in corporate acquisition activity. The Fund has benefited from this trend, most recently through the acquisition of ArcSight, Inc. by computing giant Hewlett-Packard.* While we don’t select stocks based on a belief that they may be acquisition targets, the same qualities that attract us to a company can draw corporate suitors as well.

Although we have more faith in corporate expenditures than in consumer spending, we have been able to identify some companies that are doing well in the consumer discretionary area. One of these is a recent addition to the portfolio, value-oriented retailer Gordmans Stores, Inc. Gordmans focuses on offering brand-name fashions at discounted prices. It’s clear that consumers are still wary of overspending, but the worst of the job losses appears to be behind us, and those who have ridden this crisis out may be somewhat more willing to open their wallets for items they perceive to offer good value.

Our greatest detractor from performance over the quarter came from the health care sector, an area of the market that is facing considerable uncertainty from new health care reform provisions. ICON plc (Ireland), a provider of pharmaceutical development services, has been hit in recent months by concerns that drug companies under increasing price pressure may begin to slow their research and development efforts, reducing demand for ICON’s services. We believe this is probably just a temporary concern. Further, we’re encouraged by the fact that much of ICON’s business comes from outside the U.S. market.

DETAILS OF THE YEAR

For the 12 months ended September 30, 2010, the Wasatch Ultra Growth Fund returned 26.44%, placing it well ahead of the Russell 2000 Growth Index, which returned 14.79% over the same period. F5 Networks, Cognizant Technology, and Riverbed Technology were also among our top contributors to performance for the one-year period. Interestingly, another technology stock, Silicon Laboratories, Inc., was our greatest detractor from performance. The company, along with many of its competitors, was hit by concerns that inventory levels in the semiconductor industry are uncomfortably high. Current and future holdings are subject to risk.

OUTLOOK

Even after some recent healthy spending, corporate balance sheets are still carrying huge levels of cash. We anticipate that the technology sector will continue to be one of the primary beneficiaries of renewed capital spending, though the pace could slow somewhat. Corporate acquisition activity should also remain an important factor in the equity markets.

In coming weeks, it will be interesting to see how the midterm elections in the U.S. play out. Should there be a change in control of the House or Senate, it could provide a catalyst for the market as many might expect this could lead to a looser regulatory environment going forward. That sentiment alone could drive the market, even if little actual change ultimately results.

Earnings growth continues to be highly valued in the equity markets. As a result, companies offering it — including a number of our holdings — have seen their prices move up substantially. We are keeping a careful eye on valuations, and are prepared to modify positions as we believe appropriate.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	As of September 30, 2010, the Wasatch Ultra Growth Fund was not invested in Hewlett-Packard Co.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	26.44%	0.11%	3.71%
Russell 2000 Growth Index	14.79%	2.35%	-0.13%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.82%. The Net Expenses are 1.80%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	4.3%
Power Integrations, Inc.	2.8%
MSCI, Inc., Class A	2.6%
Riverbed Technology, Inc.	2.5%
Ultimate Software Group, Inc.	2.4%

Company	% of Net Assets
Greenspring Global Partners II-B, L.P.	2.1%
Silicon Laboratories, Inc.	2.1%
LIC Housing Finance Ltd. (India)	2.0%
F5 Networks, Inc.	1.7%
Dollar Tree, Inc.	1.6%

*	As of September 30, 2010, there were 108 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch-1st Source Income Equity Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW Strong stock market performance in the quarter was reassuring following the second quarter’s correction, which was spurred partly by fears of a double dip recession. We believed such talk was premature, as it overlooked the continued improvements in economic data. That said, we sympathize with the view that the recovery will be relatively weak, as a result of debt overhang and excessive government intervention.

Robust mergers and acquisitions (M&A) activity contributed to the market’s positive tone in the quarter, as companies have been willing to pay significant premiums for strategic acquisitions. We believe this is an indication that valuations are inexpensive. We are also pleased to see M&A activity driven by public companies as strategic buyers, rather than leveraged private equity buyers.

DETAILS OF THE QUARTER

The largest contributor to the quarter’s performance was Potash Corp. of Saskatchewan, Inc. The Canada-based producer of fertilizer was the subject of a takeover offer. We eliminated the position as a takeover battle emerged. Agriculture-related stocks benefited during the quarter as the drought in Russia drove wheat prices higher. Our holdings of food products giant Archer Daniels Midland Co. and agricultural machinery manufacturer Deere & Co. benefited from increased interest in agriculture stocks. We will continue to seek exposure to the “global demand for food” theme.

We added to our holdings of Canadian mining stocks Cameco Corp. and Barrick Gold Corp. We think companies with tangible assets in the ground represent good value, and this is also a theme we expect to pursue.

The rebound of stocks impacted by the disastrous oil spill in the Gulf of Mexico helped the Fund’s results in the quarter. In particular, Transocean Ltd., builder of the rig that collapsed, and Anadarko Petroleum Corp., which owned 25% of the affected well.

Besides Potash, we eliminated two other holdings. Waste management firm Republic Services, Inc. was sold when it met our price target. Aerospace and building giant United Technologies Corp. was sold as part of an effort to trim our significant exposure to the industrials sector. We added retailer Best Buy Co., Inc. based on its attractive valuation.

The quarter’s biggest disappointment was the collapse in valuation experienced by some of our large cap technology names. Hewlett-Packard Co. and Intel Corp. suffered from capital allocation concerns as both companies engaged in acquisitions outside their core businesses. In addition,

HP was impacted by management turmoil, while Intel as a leading chip provider to notebook computer manufacturers has been viewed as vulnerable to Apple’s iPad. Both HP and Intel have powerful global franchises, and we believe they are attractively valued. Accordingly, we added to Intel on weakness while maintaining our HP exposure.

Another detractor was McKesson Corp., a dominant provider of medical supplies and pharmaceutical products. We continue to hold the stock, as we like the hidden value of McKesson’s information technology group.

DETAILS OF THE YEAR

For the 12 months ended September 30, 2010, the Fund provided a positive return but lagged the Russell 1000 Value Index. Contributions to performance came from the agriculture theme, as well as chemical products producer E. I. du Pont de Nemours and Co., electrical and machinery firms Emerson Electric Co. and Parker Hannifin Corp., and secure radio systems developer Harris Corp. Increasing demand from emerging markets is a long-term trend that has benefited industrial companies. Stocks with consumer staples characteristics such as Waste Management, Inc., food products distributor Sysco Corp. and H. J. Heinz Co. also performed well.

On the downside, exposure to the Gulf accident via Transocean and Anadarko detracted significantly, despite their rebound during the third quarter of 2010. The long-term outlook for the energy sector is supported by strong supply and demand fundamentals. Food distributor SUPERVALU, Inc. was hurt by aggressive competition from giant retailer Wal-Mart, which the Fund also holds. Finally, Nokia Corp. has been hurt by the success of Apple’s iPhone. Current and future holdings are subject to risk.

OUTLOOK

Structural headwinds remain in place, as the necessity of reducing debt across the economy will hinder growth and job creation for some time. At the same time, stocks seem attractively valued, assuming any sort of normal economic backdrop. In fact, stocks are as inexpensive as they have been since 1998, with many companies in a variety of sectors selling at P/E ratios of between 8 and 12.

The midterm election debates have highlighted our economic shortcomings, and could be the first step toward better policies. In our opinion, overindulgent government regulation is weighing on the economy, causing some company managements to hesitate in executing growth plans. It is possible that we will emerge from this election cycle with more positive growth-oriented policies that would help improve investor psychology.

For the Fund, we continue to emphasize strong dividend yields, attractive valuations and earnings growth potential. Our goal remains to invest in companies with the potential to do well for shareholders during bull markets, but with defensive characteristics that may allow them to hold up well during bear markets.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income Equity	7.07%	3.45%	6.89%
Russell 1000 Value Index	8.90%	-0.48%	2.59%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Equity Fund are 1.18%. The Net Expenses are 1.10%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Chevron Corp.	1.8%
Loews Corp.	1.8%
Exxon Mobil Corp.	1.8%
ConocoPhillips	1.8%
Harris Corp.	1.8%

Company	% of Net Assets
McKesson Corp.	1.8%
Travelers Cos., Inc.	1.7%
Marathon Oil Corp.	1.7%
Archer Daniels Midland Co.	1.7%
Verizon Communications, Inc.	1.7%

*	As of September 30, 2010, there were 79 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Management Discussion	SEPTEMBER 30, 2010

The Wasatch-1st Source Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW After the second quarter correction, strong stock market performance in the third was reassuring. We expected the current economic recovery to be relatively weak by historical standards.

Still, we believed that talk of a double dip recession overlooked improvements in economic data in the U.S. and around the world. As we expected, final demand has remained weak, due to high unemployment and consumers’ efforts to reduce debt.

The Fund captured 70% of the upside during the quarter. The environment for shorting was difficult, as investors willing to pay high prices for growth supported areas of the market we perceived as overvalued.

DETAILS OF THE QUARTER

The Fund’s long positions generally worked well, in particular, some major positions in electronic commerce companies within the information technology space. Examples include Oracle Corp., TIBCO Software, Inc. and eBay, Inc. We also added new ecommerce positions during the quarter that contributed to performance, specifically Amazon.com, Inc. and network solutions provider Blue Coat Systems, Inc.

Increased positions in offshore drillers Ensco plc and Noble Corp. bounced back as the Gulf oil spill receded as an issue. Some of these gains were offset by covered calls as we intentionally mitigated the larger position sizes we built in these companies.

Two other new long positions that helped were retailer Best Buy Co., Inc. and storage solutions provider Iron Mountain, Inc. While both companies display modest growth compared with their history, they have strong balance sheets and now offer the opportunity for increased shareholder returns through dividends and share buybacks.

Long positions in medical technology companies hurt performance, principally, Medtronic, Inc. and Symmetry Medical, Inc. Lower numbers of patient procedures weighed down these companies’ results, reflecting the state of the economy and uncertainty regarding new health care guidelines. We believe they still have attractive products and business models, and we added to or maintained our positions.

The Fund’s short positions collectively did not add value for the quarter. We continue to have a lower-than-normal allocation to the short component of the portfolio given our view that most areas of the market still seem reasonably valued. In our judgment, investors “paying up” for increasingly scarce growth or yield are supporting pockets of overvalued stocks. In particular, the real estate investment trusts (REITs) space was challenging, although we covered a short position in Duke Realty Corp. with a gain. We believe commercial real estate is overvalued in the public equity market relative to the private market. Moreover, real estate is much more highly valued based on cash flow and earnings than other dividend-paying segments of the equity market. We also covered some technology shorts with losses when our short cover disciplines were invoked due to stock price breakouts.

DETAILS OF THE YEAR

Over the past 12 months, the Fund’s short positions detracted from performance, in particular our shorting of REITs. Among long positions, the Gulf oil spill had a severe impact on offshore drilling companies, including Transocean Ltd., builder of the rig that collapsed. We expect that the tangible assets, global scope of business activity and backlog of earnings power represented by the leading offshore drillers provide the potential to be rewarded over time.

On the positive side, our early identification of the cloud-computing theme within technology contributed significantly. Cloud computing utilizes the Internet to provide on-demand access to services and data storage. Top performers under this theme during the year were Akamai Technologies, Inc., TIBCO and Silicon Graphics International Corp. Current and future holdings are subject to risk.

While the Fund lagged the S&P 500 for the year, it is important to note that we have intentionally used covered calls and cash to preserve shareholders’ capital. While this capped some of the upside, we are willing to lag the S&P in some quarters if we can steadily compound capital over time. We believe the Fund’s absolute and relative performance since inception validates this approach.

OUTLOOK

We believe stocks are attractively valued overall, and expect to maintain a net long position, with a focus on what we consider to be high quality business models, good balance sheets and low valuations. This core position will be supplemented by ecommerce and energy services holdings, as well as continued use of covered calls, cash and selective short positions in an effort to preserve capital.

We believe the economic recovery is real and that a double dip recession is unlikely. At the same time, it will not be driven by traditional inputs of pent-up demand for housing and autos, as we work through the poor decisions of the past decade. Unemployment is likely to remain high and housing prices are unlikely to recover much, if at all. Consumers still have the means to purchase necessary items or those offering good value. Likewise, most businesses can and will continue to spend on necessary items or those that improve efficiency. Viewing the market through this lens, we expect to maintain our focus on the energy, insurance, consumer staples, technology software and networking, and health care groups.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	5.52%	4.80%	5.37%
S&P 500 Index	10.16%	0.64%	4.07%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.12%	2.48%	2.24%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Long/Short Fund are 1.91%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 LONG EQUITY HOLDINGS*

Company	% of Net Assets
Loews Corp.	5.1%
Devon Energy Corp.	4.4%
Iron Mountain, Inc.	3.7%
Best Buy Co., Inc.	3.4%
Noble Corp.	3.4%

Company	% of Net Assets
Ensco plc ADR (United Kingdom)	3.3%
Wal-Mart Stores, Inc.	3.2%
Allstate Corp.	2.9%
Oracle Corp.	2.7%
Blue Coat Systems, Inc.	2.4%

*	As of September 30, 2010, there were 59 long and 9 short holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes shorts and written options.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2010

Van R. Hoisington Portfolio Manager

OVERVIEW

Despite extreme economic intervention by federal authorities, real gross domestic product (GDP) has increased by a paltry 3% since the recession ended in June 2009, less than half the 6.6% average growth in the comparable periods of the prior 10 recoveries.

Inventory investment, a trendless component of GDP, has accounted for nearly two-thirds of the entire rebound in economic activity from the worst economic contraction since World War II. Over the past four quarters, inventory investment has moved from contracting real GDP at a 5% annual rate to boosting it at a 2% annual rate. Real final sales (GDP less inventory investment) grew at a meager pace of 1.1%, less than one-fourth the average 4.5% rate of increase in the comparable rebounds. Whether measured by GDP or final sales, economic growth needs to expand at least at the pace of population growth to sustain a steady standard of living. In this rebound, per capita real final sales grew by 0.2%, much lower than the earlier 10 postwar expansions when growth in real per capita sales was a robust 3.2%. Thus, the U.S. standard of living has remained stagnant at a depressed level. We believe the upward inventory thrust is complete and probably over-extended.

Some of the lowest inflation rates in the past four to six decades reflected these depressed conditions. Consequently, for the latest quarter and past 12 months, a drop in yields on long-term Treasury bonds (maturities longer than 20 years) meant that the market value of the Fund increased, enhancing the coupon (interest) on the Treasury bonds held by the Fund.

DETAILS OF THE QUARTER

For the quarter, the Fund returned 5.72%, versus 2.48% for the Barclays Capital U.S. Aggregate Bond Index. Over the quarter, the yield on the 30-year Treasury bond dropped to 3.68% from 3.88%, resulting in capital gains on the long dated Treasury securities held by the Fund. Year-to-date the Fund was up 24.45% compared with 7.94% for the Barclays and 3.89% for the S&P 500.*

DETAILS OF THE YEAR

Over the past 12 months, the Fund gained 12.65% compared to a gain of 8.16% for the Barclays, and 10.16% for the S&P 500. Over the past year, the long Treasury bond yield decreased 0.37 percentage points. The Fund’s results have exceeded the Barclays by 1.94 and 2.42 percentage points, respectively, for the past five- and 10-year periods. Additionally, the Fund has outperformed the S&P 500 by 7.5 and 9.26 percentage points over the same time periods.

OUTLOOK

Going forward, the only hope for economic growth is proper monetary and fiscal policy. Unfortunately, monetary and fiscal policy has yet to contribute to sustainable growth.

The greatest probability is that new monetary and fiscal policies will not prove any more successful than prior ones. Instead, unintended consequences are likely to negatively impact economic output. Thus, our view is that economic conditions will remain depressed, with a greater than 50% probability of a relapse to negative growth. Moreover, policy makers are proposing actions that have never been tested, complicated by the fact that current economic circumstances have not existed for eight decades.

The problem with the U.S. economy appears to us to be fourfold: 1) The economy is grossly over-indebted, with many asset prices falling; 2) fiscal policy is counter-productive and debilitating to economic growth as government expenditure multipliers are near zero; 3) proposed tax increases are already curtailing economic activity and tax multipliers approach -3%; and 4) increased bureaucracy with many new and yet unwritten financial regulations from the Dodd-Frank bill, along with health care regulations, make business planning nearly impossible.

A number of articles have surfaced emphasizing the theme that the Treasury bond market is in a bubble, implying that yields are so low they can only go higher, with the result of substantial capital loss to those owning Treasury paper. It is true that psychology drives markets in the short run making anything possible, so interest rates may rise or fall, regardless of long-term fundamentals. Based on the Fisher equation (the long risk-free yield equals the real rate on long Treasury bonds plus the expected rate of inflation), Treasury bonds are not in a bubble.

The real rate on long Treasury bonds is volatile and not predictable over the short-run. However, it has averaged 2.1% over the long run and is mean reverting. Over time, long Treasury bond yields move in the direction of inflationary expectations. Inflationary expectations lag actual inflation by a considerable period of time, sometimes more than several years. In addition, inflation is a lagging indicator. If the low point in inflation is well down the road, as cyclical analysis would suggest, then the low in bond yields lies ahead. Long Treasuries thus have substantial fundamental or intrinsic value and do not meet the criteria of an asset in a bubble.

Currently, inflation is tracking at a 1% annual rate and long-term Treasury bond yields are around 3.7%. Thus, the real yield is 2.7%, or 0.6 percentage points above the 140-year mean. Thus, investors are still able to purchase long-term Treasury securities at prices not yet reflecting their positive long-run potential.

We appreciate your investment in the Wasatch-Hoisington U.S. Treasury Fund.

*	The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	12.65%	8.14%	8.83%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.79%. The Net Expenses are 0.75%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor, before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/31	25.5%
U.S. Treasury Bond, 4.75%	2/15/37	13.1%
U.S. Treasury Strip, principal only	5/15/39	9.9%
U.S. Treasury Bond, 4.375%	5/15/40	9.2%
U.S. Treasury Bond, 4.50%	2/15/36	8.7%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/37	8.0%
U.S. Treasury Bond, 4.50%	5/15/38	5.7%
U.S. Treasury Bond, 3.875%	8/15/40	4.0%
U.S. Treasury Strip, principal only	5/15/40	4.0%
U.S. Treasury Bond, 4.25%	5/15/39	3.5%

*	As of September 30, 2010, there were 14 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2010

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.82% during the third quarter of 2010. Over the same time period, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 2.75%. Spreads versus U.S. Treasury securities on almost all corporate, agency and asset or mortgage-backed securities came in (tightened) providing additional return to the Fund.

Yields on 10-year Treasury bonds ranged between 2.45% and 3.15% during the quarter. By quarter-end, the yield was at the low end of that range at 2.51%, the lowest since the financial crisis began to ease in March of 2009.

The Federal Reserve’s program of buying government bonds ended earlier this year and many thought that in the coming years the Fed would unwind its purchases made in 2008 and 2009. That sentiment changed in the third quarter as economic data pointed to a weaker recovery. Instead, the Fed announced plans to reinvest the interest and principal of the bonds owned back into the Treasury market. This helped push interest rates lower.

The Fed funds rate has been near zero since the end of 2008. The move to zero occurred amidst financial turmoil and economic collapse. Federal Reserve Chairman Ben Bernanke recently commented on the “unusual uncertain- ties” the economy is dealing with. As a result, the Fed is going to keep short-term interest rates low for much longer than we and many bond market participants had forecasted just six to eight months ago.

A PROFITABLE QUARTER

One of the consequences of the Federal Reserve’s strategy of keeping rates low for an extended period of time is that investors will be forced into assets other than cash. Low short-term rates have helped flood the bond market with hundreds of billions of dollars. Over $500 billion has flowed into bond funds since the beginning of 2009, while stock funds have seen net redemptions. This difference is opposite of historical flows, where stock funds used to garner the most assets.

Investors’ search for yield has benefited virtually every sector of the bond market, including even the riskiest fixed income assets, such as junk bonds and securities backed by subprime mortgages, that were eschewed just 18 months ago. Bond yields have plummeted due to increased demand. Bonds with longer maturities and higher yields have become more in favor, as noted above in our comments on 10-year Treasuries.

Given that the Fed has put raising interest rates on hold, we have taken opportunities to buy securities with slightly longer maturities and higher yields. We feel comfortable that the benefit of improved yields will not be offset by a significant increase in interest rates any time soon. Since most trades to extend maturities were to sell an entity’s short- maturity security and buy the same entity’s longer maturity security, while not changing the Fund’s overall credit and sector mix. The net effect of our buying and selling was a modest increase in the Fund’s effective duration or interest rate risk.

Examples of trades made during the quarter included selling Pfizer bonds maturing in 2015 and buying Pharmacia bonds maturing in 2018 for a yield improvement of 1.25 percentage points. (Pfizer Inc. bought Pharmacia Corp. in 2003.) We also sold a credit card asset-backed bond with a one-year maturity and bought another bond with a four-year maturity to enhance yield by 1.80 percentage points.

One area of the investment grade bond market that is starting to see relative weakness is the mortgage segment. As yields have fallen, the prospect of a refinancing wave is limiting the price appreciation of mortgage-backed securities. Fifteen-year mortgage rates fell below 4% during the quarter and 30-year mortgages are in the low 4% range (Source: bankrate.com as of 9/30/10). Historically, this would have been an even bigger event for the bond market, but times have changed. While many borrowers would benefit from lower mortgage rates, fewer are eligible due to reduced income, job loss or a decrease in home value. Therefore, it is likely the refinancing wave will only impact mortgages created since 2008 and prior to 2004 and be much smaller than anticipated. We continue to monitor the prepayment speeds of mortgage-backed securities and have kept our weighting in this area basically unchanged during the quarter.

STRONG YEAR FOR BONDS

The third quarter of 2010 continued the strong performance bonds have put in over the past 12 months. The investment grade bond market has benefited from cash flowing into bond funds, improved spreads and returns that have been higher than the income generated. The Fund has changed modestly versus a year ago. We increased the Fund’s weightings in Treasuries, corporate bonds and government agencies, and reduced exposure to asset-backed and mortgage-backed securities.

During the year, the Fund had a conservative bias with a shorter duration and lower exposure to BBB* credits than its benchmark, which hurt relative performance. We believe such a bias is warranted because the structural issues related to reducing debt within the economy will be played out over many years to come.

Thank you for allowing us the opportunity to be a trusted advisor for you.

CFA® is a trademark owned by CFA Institute.

*	According to Standard & Poor’s, a debt obligation rated ‘BBB’ exhibits adequate capacity to meet financial commitments, but is more subject to adverse economic conditions than securities rated ‘A’ or better.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	5.95%	4.88%	4.96%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	7.77%	5.94%	6.05%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.85%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.75%	11/15/18	7.6%
U.S. Treasury Bond , 3.25%	12/31/16	3.2%
Federal Home Loan Mortgage Corp., 4.75%	11/17/15	2.6%
U.S. Treasury Bond, 1.625%	1/15/18	2.0%
U.S. Treasury Bond, 4.25%	8/15/15	1.6%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.5%

Holding	Maturity Date	% of Net Assets
Government National Mortgage Assoc., Series 2009-31, Class TA, 4.00%	3/20/39	1.5%
Federal National Mortgage Assoc., 0.80%	9/28/12	1.5%
Federal National Mortgage Assoc., 0.65%	6/3/13	1.5%
Government National Mortgage Assoc., Series 2009-110, Class AB, 4.00%	4/16/39	1.3%

*	As of September 30, 2010, there were 166 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**	Collateralized Mortgage Obligations

†	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms

Beta is a quantitative measure of the volatility of a given stock relative to the overall market, usually the S&P 500. Specifically, the performance the stock has experienced in the last five years as the S&P 500 moved up or down one percent. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average.

Corporate bonds are debt securities issued by a corporation for the purpose of raising money to expand its business.

Credit Risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The government expenditure multiplier captures the impact and the consequences of a change in government spending. When the government expenditure multiplier is zero it means that GDP is unchanged from where it started, but government spending has risen by $1 and private spending has fallen by $1.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Inflation Risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Interest Rate Risk is the risk that a debt security’s value will decline due to changes in market interest rates. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

The price-to-earnings or P/E ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The 30-day current net SEC yield is the net investment income per share for a 30 day period divided by the maximum offering price per share on the calculation date. The figure is compounded and annualized. The 30-day yield unsubsidized is calculated in the absence of temporary expense waivers or reimbursements thus resulting in a lower yield.

Sovereign debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt.

The tax multiplier is the ratio of change in aggregate output (or gross domestic product) to an autonomous change in taxes. A tax multiplier of -2 means that a $1 cut in taxes will boost GDP by $2.

Yield is generally defined as the return an investor will receive by holding a bond to maturity.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	SEPTEMBER 30, 2010

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Wasatch-1st Source Long/Short and Wasatch-1st Source Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)	SEPTEMBER 30, 2010

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2010	End of Period September 30, 2010
Core Growth Fund
Actual	$1,000.00	$1,034.50	$6.17	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,209.20	$11.35	2.05%
Hypothetical (5% before expenses)	$1,000.00	$1,014.79	$10.35	2.05%

Global Opportunities Fund
Actual	$1,000.00	$1,064.30	$11.64	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Global Science & Technology Fund
Actual	$1,000.00	$1,063.10	$10.09	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%

Heritage Growth Fund
Actual	$1,000.00	$1,039.80	$4.86	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

International Growth Fund
Actual	$1,000.00	$1,189.30	$10.15	1.85%
Hypothetical (5% before expenses)	$1,000.00	$1,015.79	$9.35	1.85%

International Opportunities Fund
Actual	$1,000.00	$1,127.20	$12.00	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Micro Cap Fund
Actual	$1,000.00	$1,009.10	$10.98	2.18%
Hypothetical (5% before expenses)	$1,000.00	$1,042.34	$33.42	2.18%

Micro Cap Value Fund
Actual	$1,000.00	$1,008.50	$11.33	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Small Growth Fund
Actual	$1,000.00	$1,061.70	$6.51	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.38	1.26%

Small Cap Value Fund
Actual	$1,000.00	$1,003.30	$9.04	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,016.04	$9.10	1.80%

Strategic Income Fund
Actual	$1,000.00	$1,039.90	$4.96	0.97%
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$4.91	0.97%

Ultra Growth Fund
Actual	$1,000.00	$1,104.30	$8.76	1.66%
Hypothetical (5% before expenses)	$1,000.00	$1,016.75	$8.39	1.66%

Wasatch-1st Source Income Equity Fund
Actual	$1,000.00	$965.80	$5.42	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

Wasatch-1st Source Long/Short Fund
Actual	$1,000.00	$986.90	$8.47	1.70%
Hypothetical (5% before expenses)	$1,000.00	$1,016.55	$8.59	1.70%

U.S. Treasury Fund
Actual	$1,000.00	$1,242.30	$4.22	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Wasatch-1st Source Income Fund
Actual	$1,000.00	$1,040.50	$3.58	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 94.3%

	Airlines 2.1%
207,549	Allegiant Travel Co.	$8,783,474

	Apparel, Accessories & Luxury Goods 1.3%
1,953,497	Ports Design Ltd. (China)	5,400,295

	Application Software 2.6%
115,838	ANSYS, Inc.*	4,894,155
299,300	Tyler Technologies, Inc.*	6,033,888

		10,928,043

	Asset Management & Custody Banks 5.8%
99,299	Affiliated Managers Group, Inc.*	7,746,315
429,109	SEI Investments Co.	8,728,077
359,342	Solar Capital Ltd.	7,707,885

		24,182,277

	Automotive Retail 5.1%
180,281	Monro Muffler Brake, Inc.	8,312,757
244,674	O’Reilly Automotive, Inc.*	13,016,657

		21,329,414

	Consumer Finance 4.6%
500,369	Dollar Financial Corp.*	10,442,701
310,510	First Cash Financial Services, Inc.*	8,616,652

		19,059,353

	Data Processing & Outsourced Services 2.7%
170,214	Alliance Data Systems Corp.*	11,108,166

	Distributors 3.1%
632,890	LKQ Corp.*	13,164,112

	Diversified Banks 1.9%
235,526	Axis Bank Ltd. (India)	8,028,116

	Diversified Support Services 5.4%
554,517	Copart, Inc.*	18,282,426
158,871	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	2,855,739
71,225	Ritchie Bros. Auctioneers, Inc. (Canada)	1,479,343

		22,617,508

	Electrical Components & Equipment 1.0%
137,720	Polypore International, Inc.*	4,153,635

	Environmental & Facilities Services 2.9%
102,895	Tetra Tech, Inc.*	2,157,708
251,405	Waste Connections, Inc.*	9,970,722

		12,128,430

	Health Care Distributors 2.2%
438,307	PSS World Medical, Inc.*	9,371,004

	Health Care Facilities 3.0%
475,469	Emeritus Corp.*	8,111,501
204,740	VCA Antech, Inc.*	4,317,967

		12,429,468

	Health Care Services 3.2%
251,014	MEDNAX, Inc.*	13,379,046

	Homefurnishing Retail 3.4%
767,922	Aaron’s, Inc.	14,168,161

Shares		Value

	Industrial Machinery 3.5%
130,720	Graco, Inc.	$4,147,746
299,040	IDEX Corp.	10,618,910

		14,766,656

	Internet Software & Services 0.5%
117,346	DealerTrack Holdings, Inc.*	2,004,270

	IT Consulting & Other Services 1.6%
105,880	Cognizant Technology Solutions Corp., Class A*	6,826,084

	Leisure Facilities 3.8%
399,253	Life Time Fitness, Inc.*	15,758,516

	Leisure Products 1.5%
321,199	Pool Corp.	6,446,464

	Life Sciences Tools & Services 3.1%
352,645	Pharmaceutical Product Development, Inc.	8,742,070
68,040	Techne Corp.	4,200,109

		12,942,179

	Mortgage REITs 0.5%
156,636	Redwood Trust, Inc.	2,264,957

	Oil & Gas Equipment & Services 2.3%
116,215	Dril-Quip, Inc.*	7,218,114
234,730	TETRA Technologies, Inc.*	2,394,246

		9,612,360

	Oil & Gas Exploration & Production 1.2%
307,625	Petrohawk Energy Corp.*	4,965,067

	Personal Products 3.6%
251,280	Herbalife Ltd.	15,164,748

	Regional Banks 1.2%
5,142,805	City Union Bank Ltd. (India)	5,184,579

	Research & Consulting Services 3.2%
67,280	Corporate Executive Board Co. (The)	2,123,357
262,493	CRA International, Inc.*	4,737,998
462,567	Resources Connection, Inc.	6,364,922

		13,226,277

	Semiconductors 5.8%
133,940	Hittite Microwave Corp.*	6,382,241
387,065	Melexis N.V.* (Belgium)	5,863,774
378,644	Micrel, Inc.	3,733,430
88,525	Power Integrations, Inc.	2,814,210
151,643	Silicon Laboratories, Inc.*	5,557,716

		24,351,371

	Specialized Finance 5.2%
35,579	Crisil Ltd. (India)	4,760,230
344,680	MSCI, Inc., Class A*	11,446,823
86,745	Portfolio Recovery Associates, Inc.*	5,608,064

		21,815,117

	Specialty Stores 1.3%
226,475	Hibbett Sports, Inc.*	5,650,551

	Thrifts & Mortgage Finance 1.8%
451,400	Housing Development Finance Corp. Ltd. (India)	7,326,272

	Trading Companies & Distributors 2.3%
132,177	MSC Industrial Direct Co., Inc., Class A	7,142,845
171,458	Rush Enterprises, Inc., Class B*	2,357,547

		9,500,392

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

Shares		Value

	Trucking 1.6%
269,002	Old Dominion Freight Line, Inc.*	$6,838,031

	Total Common Stocks (cost $312,679,651)	394,874,393

	PREFERRED STOCKS 1.5%

	Regional Banks 1.5%
938,675	Banco Daycoval S.A. Pfd. (Brazil)	6,172,869

	Total Preferred Stocks (cost $6,577,985)	6,172,869

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$16,653,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $15,965,000 of United States Treasury Notes 4.625% due 2/29/12; value: $16,988,357; repurchase proceeds: $16,653,005 (cost $16,653,000)	$16,653,000

	Total Short-Term Investments (cost $16,653,000)	16,653,000

	Total Investments (cost $335,910,636) 99.8%	417,700,262

	Other Assets less Liabilities 0.2%	941,451

	NET ASSETS 100.0%	$418,641,713

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2010, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.5
Brazil	2.2
Canada	0.4
China	1.3
India	6.3
United States	88.3

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 95.3%

	Aerospace & Defense 0.3%
33,250	Bharat Electronics Ltd. (India)	$1,281,163

	Air Freight & Logistics 0.9%
3,627,557	Aramex PJSC* (United Arab Emirates)	2,172,959
67,280	Blue Dart Express Ltd. (India)	1,684,358

		3,857,317

	Aluminum 0.2%
1,297,000	Midas Holdings Ltd. (Singapore)	980,709

	Apparel Retail 2.8%
1,149,485	Mr Price Group Ltd. (South Africa)	9,057,546
471,600	Padini Holdings Berhad (Malaysia)	696,630
277,510	Truworths International Ltd. (South Africa)	2,783,052

		12,537,228

	Apparel, Accessories & Luxury Goods 5.1%
3,631,995	361 Degrees International Ltd. (China)	3,651,046
175,695	Cia. Hering (Brazil)	7,550,529
79,335	LG Fashion Corp. (Korea)	2,365,613
2,351,220	Ports Design Ltd. (China)	6,499,770
2,631,880	Xtep International Holdings Ltd. (China)	2,208,129
872,923	Zhulian Corp. Bhd. (Malaysia)	545,754

		22,820,841

	Asset Management & Custody Banks 1.5%
661,131	CETIP S.A. (Brazil)	6,513,740

	Auto Parts & Equipment 2.4%
2,338,815	Exide Industries Ltd. (India)	8,640,109
94,028	WABCO-TVS India Ltd. (India)	2,239,011

		10,879,120

	Brewers 0.3%
278,320	Guinness Anchor Berhad (Malaysia)	755,530
16,900	PT Multi Bintang Indonesia Tbk (Indonesia)	380,605
4,995	Zwack Unicum Nyrt. (Hungary)	407,435

		1,543,570

	Broadcasting 0.8%
2,736,745	BEC World Public Co. Ltd. (Thailand)	3,494,197

	Building Products 2.1%
108,365	Blue Star Ltd. (India)	1,167,453
3,229,760	Dynasty Ceramic Public Co. Ltd. (Thailand)	5,374,065
8,235,370	Home Product Center Public Co.
	Ltd. (Thailand)	2,984,813

		9,526,331

	Coal & Consumable Fuels 0.5%
335,780	PT Indo Tambangraya Megah (Indonesia)	1,565,092
341,400	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	744,004

		2,309,096

	Commodity Chemicals 2.1%
1,350,764	Berger Paints India Ltd. (India)	3,290,111
337,520	Castrol India Ltd. (India)	3,819,493
54,061	Kansai Nerolac Paints Ltd. (India)	1,263,248
113,203	Paints & Chemical Industries Co. S.A.E. (Egypt)	1,153,306

		9,526,158

Shares		Value

	Communications Equipment 1.9%
324,460	Dasan Networks, Inc.* (Korea)	$2,689,013
6,198,860	O-Net Communications Group Ltd.* (China)	4,345,985
192,910	Ubiquoss, Inc. (Korea)	1,344,998

		8,379,996

	Computer Hardware 0.2%
93,600	Positivo Informatica S.A. (Brazil)	939,315

	Computer Storage & Peripherals 0.7%
539,978	Simplo Technology Co. Ltd. (Taiwan)	3,076,552

	Construction & Engineering 0.2%
148,891	Heerim Architects & Planners (Korea)	1,038,091

	Construction & Farm Machinery & Heavy Trucks 1.0%
4,900,310	International Mining Machinery Holdings
	Ltd.* (China)	4,591,297

	Construction Materials 5.0%
393,216	Adana Cimento Sanayii Turk Anonim
	Sirketi, Class A (Turkey)	1,398,331
218,700	Corp Moctezuma S.A.B de C.V. (Mexico)	527,791
6,960	Holcim Maroc S.A. (Morocco)	2,145,049
8,049,000	Holcim Philippines, Inc. (Philippines)	2,017,523
47,955	Misr Beni Suef Cement Co. (Egypt)	1,540,659
30,172,900	PT Holcim Indonesia Tbk* (Indonesia)	8,198,239
1,049,280	PT Semen Gresik (Persero) Tbk (Indonesia)	1,163,907
230,960	Ultra Tech Cement Ltd. (India)	5,463,680

		22,455,179

	Consumer Finance 2.9%
648,805	Banco Compartamos S.A. de C.V. (Mexico)	4,119,763
599,326	Mahindra & Mahindra Financial Services Ltd. (India)	8,602,766

		12,722,529

	Department Stores 3.6%
94,995	Lojas Renner S.A. (Brazil)	3,251,924
308,400	Marisa Lojas S.A. (Brazil)	4,403,894
20,447,886	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,993,239
2,159,400	Robinson Department Store Public Co. Ltd. (Thailand)	1,629,333
1,228,490	Woolworths Holdings Ltd. (South Africa)	4,759,079

		16,037,469

	Distillers & Vintners 0.2%
77,255	Distell Group Ltd. (South Africa)	763,696

	Distributors 1.3%
4,869,200	Dah Chong Hong Holdings Ltd.
	(Hong Kong)	5,992,919

	Diversified Banks 6.2%
1,268,290	Allahabad Bank Ltd. (India)	6,575,012
827,080	Asya Katilim Bankasi AS (Turkey)	1,987,459
31,220,000	Bank Pembangunan Daerah Jawa* (Indonesia)	5,456,941
226,115	Capitec Bank Holdings Ltd. (South Africa)	4,826,486
664,904	National Societe Generale Bank S.A.E. (Egypt)	4,323,687
3,144,491	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	4,298,352

		27,467,937

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Diversified Metals & Mining 1.7%
76,900	Assore Ltd. (South Africa)	$1,718,131
4,118,245	Merafe Resources Ltd. (South Africa)	855,509
14,130,855	PT Timah Tbk (Indonesia)	4,987,361

		7,561,001

	Education Services 0.3%
1,339,781	Advtech Ltd. (South Africa)	1,161,272

	Electrical Components & Equipment 1.0%
71,210	Voltamp Transformers Ltd. (India)	1,481,726
1,392,010	Wasion Group Holdings Ltd. (China)	1,067,423
631,240	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	2,029,750

		4,578,899

	Electronic Components 0.6%
180,835	Partron Co. Ltd. (Korea)	2,704,001

	Electronic Equipment & Instruments 1.1%
2,036,829	Chroma ATE, Inc. (Taiwan)	4,857,121

	Food Retail 1.8%
2,451,730	CP ALL Public Co. Ltd. (Thailand)	3,413,034
250,880	Eurocash S.A. (Poland)	2,270,856
153,935	Shoprite Holdings Ltd. (South Africa)	2,182,216

		7,866,106

	Footwear 3.2%
1,178,430	Bata India Ltd. (India)	8,822,162
725,165	Daphne International Holdings Ltd. (China)	857,006
235,100	Grendene S.A. (Brazil)	1,192,154
73,075	NG2 S.A. (Poland)	1,443,376
2,887,825	Peak Sport Products Co. Ltd. (China)	2,113,960

		14,428,658

	Gas Utilities 0.5%
325,625	Indraprastha Gas Ltd. (India)	2,224,700

	General Merchandise Stores 1.3%
922,505	Clicks Group Ltd. (South Africa)	5,841,651

	Gold 1.2%
492,599	Koza Altin Isletmeleri AS (Turkey)	5,578,389

	Health Care Facilities 0.6%
2,368,823	KPJ Healthcare Berhad (Malaysia)	2,670,393

	Health Care Services 0.9%
325,900	Diagnosticos da America S.A. (Brazil)	3,924,652

	Health Care Supplies 0.1%
154,960	Shandong Weigao Group Medical Polymer
	Co. Ltd., Class H (China)	439,359

	Highways & Railtracks 1.0%
12,867,545	PT Jasa Marga (Indonesia)	4,613,574

	Home Improvement Retail 0.5%
4,595,750	Ace Hardware Indonesia (Indonesia)	1,042,733
108,625	Cashbuild Ltd. (South Africa)	1,213,861

		2,256,594

	Homefurnishing Retail 0.6%
276,520	Lewis Group Ltd. (South Africa)	2,781,046

	Hotels, Resorts & Cruise Lines 0.6%
219,718	City Lodge Hotels Ltd. (South Africa)	2,483,632

	Human Resource & Employment Services 0.1%
657,300	Jobstreet Corp. Berhad (Malaysia)	485,469

Shares		Value

	Hypermarkets & Super Centers 1.0%
898,530	Siam Makro Public Co. Ltd. (Thailand)	$4,440,840

	Industrial Gases 0.3%
1,249,700	Yingde Gases Group Co.* (China)	1,180,558

	Industrial Machinery 2.3%
207,057	AIA Engineering Ltd. (India)	1,843,169
2,719,170	China Automation Group Ltd. (China)	2,193,755
85,110	Cummins India Ltd. (India)	1,390,247
180,300	King Slide Works Co. Ltd. (Taiwan)	897,417
292,718	SKF India Ltd. (India)	3,836,896

		10,161,484

	Internet Software & Services 0.8%
22,415	Daum Communications Corp.* (Korea)	1,549,048
4,900,000	Pacific Online (China)	2,134,471

		3,683,519

	Investment Banking & Brokerage 0.7%
546,160	Egyptian Financial Group-Hermes Holding (Egypt)	2,782,125
43,610	Egyptian Financial Group-Hermes Holding GDR (Egypt)	453,108

		3,235,233

	Life & Health Insurance 0.4%
162,800	Amil Participacoes S.A. (Brazil)	1,563,610

	Managed Health Care 0.5%
185,840	OdontoPrev S.A. (Brazil)	2,182,029

	Marine Ports & Services 2.3%
5,068,114	International Container Terminal Services, Inc. (Philippines)	4,434,672
363,020	Novorossiysk Commercial Sea Trade Port GDR (Russia)	3,441,430
230,025	Santos Brasil Participacoes S.A.** (Brazil)	2,483,564

		10,359,666

	Oil & Gas Equipment & Services 0.3%
603,810	Renaissance Services S.A.O.G. (Oman)	1,309,562

	Oil & Gas Exploration & Production 1.8%
1,927,310	Afren plc* (United Kingdom)	3,347,154
166,155	Gran Tierra Energy, Inc.* (Canada)	1,282,716
180,505	Pan Orient Energy Corp.* (Canada)	1,308,655
1,624,250	Petroneft Resources plc* (United
	Kingdom)	1,160,468
129,690	Selan Exploration Technology Ltd. (India)	966,578

		8,065,571

	Other Diversified Financial Services 1.1%
170,020	Intergroup Financial Services Corp. (Peru)	4,930,580

	Packaged Foods & Meats 4.3%
2,084,505	Agthia Group PJSC (United Arab Emirates)	1,282,702
209,055	Dutch Lady Milk Industries Berhad (Malaysia)	1,117,398
80,000	Glaxo SmithKline Consumer Healthcare Ltd. (India)	3,606,988
1,007,525	Hsu Fu Chi International Ltd. (China)	2,526,660
898,070	MAMEE Double Decker Berhad (Malaysia)	1,009,492
61,700	Nestle Malaysia Berhad (Malaysia)	839,456
479,590	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	3,278,512
4,895,835	PT Mayora Indah Tbk (Indonesia)	5,622,668

		19,283,876

	Paper Products 0.2%
4,659,725	NTPM Holdings Berhad (Malaysia)	883,038

SEPTEMBER 30, 2010

Shares		Value

	Personal Products 1.7%
322,700	Colgate-Palmolive India Ltd. (India)	$6,249,687
401,960	Dabur India Ltd. (India)	958,496
211,565	PT Mandom Indonesia Tbk (Indonesia)	173,044

		7,381,227

	Pharmaceuticals 2.9%
46,974	Daewoong Pharmaceutical Co. Ltd. (Korea)	2,016,555
284,138	Egyptian International Pharmaceutical Industries Co. (Egypt)	1,796,263
572,600	Genomma Lab Internacional S.A. de C.V., Class B* (Mexico)	1,096,427
66,440	Merck Ltd. (India)	1,042,991
9,625	Pharmstandard* *** (Russia)	725,985
50,660	Pharmstandard GDR* (Russia)	1,132,251
18,037,000	PT Kalbe Farma Tbk (Indonesia)	5,153,429

		12,963,901

	Precious Metals & Minerals 0.4%
258,135	Northam Platinum Ltd. (South Africa)	1,700,806

	Railroads 1.6%
484,996	Globaltrans Investment plc GDR (Russia)	7,318,590

	Restaurants 0.9%
766,425	Ajisen China Holdings Ltd. (China)	1,199,129
898,955	Alsea de Mexico S.A.B. de C.V. (Mexico)	890,544
231,600	FU JI Food & Catering Services Holdings Ltd.* *** (China)	298
1,826,545	KFC Holdings Malaysia Berhad (Malaysia)	1,846,071
65,000	PT Fastfood Indonesia (Indonesia)	54,986

		3,991,028

	Semiconductor Equipment 0.3%
182,920	Hanmi Semiconductor Co. Ltd. (Korea)	1,264,117

	Semiconductors 1.9%
83,505	Melfas, Inc.* (Korea)	1,984,640
620,350	Novatek Microelectronics Corp. Ltd. (Taiwan)	1,757,309
129,060	RichTek Technology Corp. (Taiwan)	958,402
1,739,085	Sporton International, Inc. (Taiwan)	3,551,482

		8,251,833

	Soft Drinks 0.6%
221,985	Coca-Cola Icecek A.S. (Turkey)	2,713,116

	Specialized Finance 2.6%
1,167,790	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	1,945,970
14,281	Crisil Ltd. (India)	1,910,702
52,265	ICRA Ltd. (India)	1,439,832
592,314	JSE Ltd. (South Africa)	6,241,360

		11,537,864

	Specialty Chemicals 0.7%
149,715	Akzo Nobel India Ltd. (India)	3,089,423

	Steel 0.2%
340,199	Ratnamani Metals & Tubes Ltd. (India)	1,016,017

	Technology Distributors 0.8%
1,842,173	WPG Holdings Co. Ltd. (Taiwan)	3,655,866

	Thrifts & Mortgage Finance 4.3%
892,659	Dewan Housing Finance Corp. Ltd. (India)	5,673,604
445,061	Gruh Finance Ltd. (India)	4,098,503
300,595	LIC Housing Finance Ltd. (India)	9,626,265

		19,398,372

Shares		Value

	Tobacco 0.4%
29,905	Eastern Tobacco (Egypt)	$667,123
2,520	Philip Morris CR A.S. (Czech Republic)	1,304,531

		1,971,654

	Trading Companies & Distributors 0.4%
3,061,387	PT Hexindo Adiperkasa Tbk (Indonesia)	1,817,967

	Wireless Telecommunication Services 0.3%
22,473,300	Safaricom Ltd. (Kenya)	1,224,551

	Total Common Stocks (cost $345,728,229)	425,766,865

	PREFERRED STOCKS 3.2%

	Construction & Farm Machinery & Heavy Trucks 1.3%
1,805,770	Marcopolo S.A. Pfd. (Brazil)	5,969,488

	Diversified Banks 1.0%
488,300	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	4,453,503

	Office Services & Supplies 0.4%
92,900	Contax Participacoes S.A. Pfd (Brazil)	1,510,859

	Regional Banks 0.5%
328,455	Banco Daycoval S.A. Pfd. (Brazil)	2,159,970

	Total Preferred Stocks (cost $12,586,598)	14,093,820

	LIMITED PARTNERSHIP INTEREST 0.3%

	Oil & Gas Exploration & Production 0.3%
176,955	Zhaikmunai L.P. GDR* (Kazakhstan)	1,415,640

	Total Limited Partnership Interest (cost $1,213,856)	1,415,640

	WARRANTS 0.0%

	Restaurants 0.0%
50,382	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	20,074

	Total Warrants (cost $0)	20,074

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$14,721,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $13,940,000 of United States Treasury Notes 3.125% due 5/15/19; value: $15,020,350; repurchase proceeds: $14,721,004 (cost $14,721,000)	$14,721,000

	Total Short-Term Investments (cost $14,721,000)	14,721,000

	Total Investments (cost $374,249,683) 102.1%	456,017,399

	Liabilities less Other Assets (2.1)%	(9,266,244)

	NET ASSETS 100.0%	$446,751,155

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2010, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	10.9
Canada	0.6
China	8.4
Czech Republic	0.3
Egypt	2.9
Hong Kong	1.4
Hungary	0.1
India	23.4
Indonesia	10.7
Kazakhstan	0.3
Kenya	0.3
Korea	3.8
Malaysia	2.5
Mexico	1.9
Morocco	0.5
Oman	0.3
Peru	1.1
Philippines	1.5
Poland	0.8
Russia	2.9
Singapore	0.2
South Africa	11.0
Taiwan	4.2
Thailand	4.8
Turkey	3.4
United Arab Emirates	0.8
United Kingdom	1.0

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 95.0%

	Advertising 0.2%
10,900	1000mercis* (France)	$513,648

	Aerospace & Defense 0.2%
9,500	Bharat Electronics Ltd. (India)	366,047

	Air Freight & Logistics 1.1%
3,359,260	Aramex PJSC* (United Arab Emirates)	2,012,245
3,200	Forward Air Corp.	83,200
407,600	Goodpack Ltd. (Singapore)	591,622

		2,687,067

	Airlines 0.1%
6,900	Allegiant Travel Co.	292,008

	Aluminum 0.2%
665,000	Midas Holdings Ltd. (Singapore)	502,831

	Apparel Retail 0.9%
1,220	Camaieu (France)	265,947
16,250	Jos. A. Bank Clothiers, Inc.*	692,413
22,500	Ross Stores, Inc.	1,228,950

		2,187,310

	Apparel, Accessories & Luxury Goods 4.8%
491,000	Anta Sports Products Ltd. (China)	1,144,083
2,350	Bijou Brigitte AG (Germany)	332,158
75,670	Billabong International Ltd. (Australia)	581,921
375,000	China Lilang Ltd. (China)	628,278
6,700	Fossil, Inc.*	360,393
45,200	Gerry Weber International AG (Germany)	1,850,733
41,600	Gildan Activewear, Inc.* (Canada)	1,168,544
53,000	Li Ning Co. Ltd. (China)	160,859
18,953	Odd Molly International AB (Sweden)	303,140
546,500	Ports Design Ltd. (China)	1,510,758
327,400	Ted Baker plc (United Kingdom)	2,891,813
470,000	Xtep International Holdings Ltd. (China)	394,327

		11,327,007

	Application Software 2.5%
11,000	Aveva Group plc (United Kingdom)	252,700
76,620	Convio, Inc.*	706,436
11,900	Ebix, Inc.*	279,055
4,200	FactSet Research Systems, Inc.	340,746
226,000	Kingdee International Software Group Co. Ltd. (China)	106,020
36,041	RealPage, Inc.*	687,662
97,625	SciQuest, Inc.*	1,179,310
3,900	SimCorp A/S (Denmark)	620,966
48,700	Sonic Solutions, Inc.*	554,206
13,635	Tyler Technologies, Inc.*	274,882
20,500	Ultimate Software Group, Inc.*	792,120

		5,794,103

	Asset Management & Custody Banks 2.1%
525,000	ARA Asset Management Ltd. (Singapore)	486,739
6,500	Bank of New York Mellon Corp. (The)	169,845
52,029	CETIP S.A. (Brazil)	512,612
16,000	Diamond Hill Investment Group, Inc.	1,168,000
27,300	Eaton Vance Corp.	792,792
68,700	SEI Investments Co.	1,397,358
9,792	T. Rowe Price Group, Inc.	490,236

		5,017,582

Shares		Value

	Auto Parts & Equipment 0.5%
560,000	Minth Group Ltd. (China)	$1,120,101
1,235,000	Norstar Founders Group Ltd.* *** (Hong Kong)	21,790

		1,141,891

	Automotive Retail 0.5%
64,000	Halfords Group plc (United Kingdom)	444,996
13,100	O’Reilly Automotive, Inc.*	696,920

		1,141,916

	Biotechnology 2.3%
40,000	3SBio, Inc. ADR* (China)	519,200
61,825	Abcam plc (United Kingdom)	1,676,584
47,500	China Nuokang Bio-Pharmaceutical, Inc.
	ADR* (China)	237,500
96,000	Myriad Genetics, Inc.*	1,575,360
143,115	Orexigen Therapeutics, Inc.*	848,672
1,095,471	Sino Biopharmaceutical Ltd. (China)	441,899

		5,299,215

	Commodity Chemicals 0.1%
27,500	Tokai Carbon Korea Co. Ltd. (Korea)	324,381

	Communications Equipment 0.6%
3,240	Calix, Inc.*	46,526
621,480	O-Net Communications Group Ltd.*
	(China)	435,716
19,650	Riverbed Technology, Inc.*	895,647

		1,377,889

	Computer Hardware 0.6%
523,000	Advantech Co. Ltd. (Taiwan)	1,376,073

	Computer Storage & Peripherals 0.6%
66,500	Intevac, Inc.*	665,665
590	Wacom Co. Ltd. (Japan)	731,536

		1,397,201

	Construction & Engineering 1.1%
23,500	Aecon Group, Inc. (Canada)	273,237
340,000	Ausenco Ltd. (Australia)	931,707
45,700	Heerim Architects & Planners (Korea)	318,628
79,500	Lycopodium Ltd. (Australia)	299,934
5,900	Outotec Oyj (Finland)	249,656
195,000	Rotary Engineering Ltd. (Singapore)	137,814
33,500	SWECO AB, Class B (Sweden)	279,068

		2,490,044

	Construction Materials 0.5%
95,500	Corp Moctezuma S.A.B de C.V. (Mexico)	230,471
52,000	Pretoria Portland Cement Co. Ltd. (South Africa)	238,097
565,000	PT Semen Gresik (Persero) Tbk (Indonesia)	626,723

		1,095,291

	Consumer Finance 1.0%
76,000	Banco Compartamos S.A. de C.V. (Mexico)	482,583
33,616	Dollar Financial Corp.*	701,566
38,000	First Cash Financial Services, Inc.*	1,054,500

		2,238,649

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Data Processing & Outsourced Services 3.2%
59,200	Cielo S.A. (Brazil)	$514,767
50,700	DIBS Payment Services AB (Sweden)	525,591
15,000	Fidelity National Information Services, Inc.	406,950
265	GMO Payment Gateway, Inc. (Japan)	550,476
56,300	Redecard S.A. (Brazil)	872,417
650	SBI VeriTrans Co. Ltd. (Japan)	341,839
4,850	Syntel, Inc.	215,825
299,600	Wirecard AG (Germany)	4,077,518

		7,505,383

	Department Stores 0.3%
1,846,100	PCD Stores Ltd.* (China)	582,906

	Distributors 0.5%
57,300	LKQ Corp.*	1,191,840

	Diversified Banks 1.1%
138,039	Allahabad Bank Ltd. (India)	715,616
22,100	Axis Bank Ltd. (India)	753,298
15,000	Bank of Baroda (India)	292,272
1,030	HDFC Bank Ltd. ADR (India)	189,901
81,800	Union Bank of India Ltd. (India)	706,409

		2,657,496

	Diversified Metals & Mining 0.6%
8,000	BHP Billiton plc ADR (United Kingdom)	511,360
13,000	Hindustan Zinc Ltd. (India)	312,509
11,100	Inmet Mining Corp. (Canada)	617,511

		1,441,380

	Diversified Support Services 1.6%
50,400	Copart, Inc.*	1,661,688
240	Prestige International, Inc. (Japan)	428,392
35,800	Ritchie Bros. Auctioneers, Inc. (Canada)	743,566
43,445	STR Holdings, Inc.*	935,805

		3,769,451

	Drug Retail 0.2%
26,635	Create SD Holdings Co. Ltd. (Japan)	581,040

	Education Services 0.8%
1,475	Capella Education Co.*	114,489
3,250	MegaStudy Co. Ltd. (Korea)	480,553
249,000	Navitas Ltd. (Australia)	1,021,105
1,500	Strayer Education, Inc.	261,750

		1,877,897

	Electrical Components & Equipment 0.6%
7,400	Emerson Electric Co.	389,684
12,200	Harbin Electric, Inc.*	218,258
13,000	Voltamp Transformers Ltd. (India)	270,502
157,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	504,833

		1,383,277

	Electronic Components 0.3%
14,284	Amphenol Corp., Class A	699,630

	Electronic Equipment & Instruments 0.5%
23,675	CNB Technology, Inc. (Korea)	132,883
600	KEYENCE Corp. (Japan)	130,530
10,200	National Instruments Corp.	333,132
78,675	Viscom AG* (Germany)	500,544

		1,097,089

Shares		Value

	Electronic Manufacturing Services 1.0%
28,000	IPG Photonics Corp.*	$675,920
123,200	TTM Technologies, Inc.*	1,206,128
77,700	Venture Corp. Ltd. (Singapore)	579,842

		2,461,890

	Environmental & Facilities Services 1.0%
13,300	Daiseki Co. Ltd. (Japan)	250,466
391,500	RPS Group plc (United Kingdom)	1,149,588
44,900	Tetra Tech, Inc.*	941,553

		2,341,607

	Food Distributors 0.2%
7,400	Shinsegae Food Co. Ltd. (Korea)	541,250

	Food Retail 0.8%
1,137,600	BreadTalk Group Ltd. (Singapore)	497,090
20,200	Daikokutenbussan Co. Ltd. (Japan)	674,422
50,595	QKL Stores, Inc.* (China)	243,868
32,700	Shoprite Holdings Ltd. (South Africa)	463,562

		1,878,942

	Footwear 0.3%
217,000	Daphne International Holdings Ltd. (China)	256,452
700,000	Peak Sport Products Co. Ltd. (China)	512,418

		768,870

	General Merchandise Stores 1.7%
65,900	Dollar Tree, Inc.*	3,213,284
39,500	Reject Shop Ltd. (The) (Australia)	674,610

		3,887,894

	Gold 0.5%
55,000	Koza Altin Isletmeleri AS (Turkey)	622,842
31,900	Petropavlovsk plc (United Kingdom)	556,010

		1,178,852

	Health Care Distributors 0.2%
7,300	MWI Veterinary Supply, Inc.*	421,356

	Health Care Equipment 4.0%
34,800	Abaxis, Inc.*	803,880
83,000	AtriCure, Inc.*	659,020
40,250	Audika S.A. (France)	1,068,177
216,800	Cardica, Inc.*	470,456
80,000	Cardica, Inc. PIPE* †	173,600
66,100	Cyberonics, Inc.*	1,763,548
20,000	DexCom, Inc.*	264,400
28,400	DiaSorin S.p.A. (Italy)	1,165,752
900	Edwards Lifesciences Corp.*	60,345
300	IDEXX Laboratories, Inc.*	18,516
6,596,900	LMA International N.V.* (Singapore)	1,453,835
3,800	NuVasive, Inc.*	133,532
12,500	St. Jude Medical, Inc.*	491,750
14,100	Stratec Biomedical Systems AG (Germany)	580,116
23,500	Synovis Life Technologies, Inc.*	351,325

		9,458,252

	Health Care Facilities 1.3%
67,261	AmSurg Corp.*	1,175,722
97,000	CVS Group plc* (United Kingdom)	137,083
24,250	NovaMed, Inc.*	234,982
479,000	Raffles Medical Group Ltd. (Singapore)	804,461
16,000	U.S. Physical Therapy, Inc.*	267,520
18,000	VCA Antech, Inc.*	379,620

		2,999,388

SEPTEMBER 30, 2010

Shares		Value

	Health Care Services 1.7%
22,000	Bio-Reference Laboratories, Inc.*	$458,920
68,000	Clarient, Inc.*	229,840
18,314	CorVel Corp.*	777,429
24,500	Diagnosticos da America S.A. (Brazil)	295,041
15,000	Fleury S.A. (Brazil)	185,951
13,800	Genoptix, Inc.*	195,960
34,142	Healthways, Inc.*	397,413
27,100	IPC The Hospitalist Co., Inc.*	740,372
12,700	LHC Group, Inc.*	294,513
9,900	MEDNAX, Inc.*	527,670

		4,103,109

	Health Care Supplies 0.3%
12,800	ICU Medical, Inc.*	477,312
115,500	Shandong Weigao Group Medical Polymer
	Co. Ltd., Class H (China)	327,478

		804,790

	Health Care Technology 0.4%
27,000	athenahealth, Inc.*	891,540

	Home Entertainment Software 0.2%
176	GameOn Co. Ltd. (Japan)	125,451
5,500	Perfect World Co. Ltd. ADR* (China)	141,130
12,840	Shanda Games Ltd. ADR* (China)	68,822
2,800	Shanda Interactive Entertainment Ltd. ADR* (China)	109,620

		445,023

	Home Improvement Retail 1.0%
2,850,000	Ace Hardware Indonesia (Indonesia)	646,639
22,000	Cashbuild Ltd. (South Africa)	245,845
26,800	Clas Ohlson AB (Sweden)	494,135
19,500	Lumber Liquidators Holdings, Inc.*	479,115
73,100	Swedol AB, Class B (Sweden)	507,729

		2,373,463

	Homefurnishing Retail 0.3%
37,300	Aaron’s, Inc.	688,185

	Hotels, Resorts & Cruise Lines 0.3%
17,000	City Lodge Hotels Ltd. (South Africa)	192,163
200,000	Webjet Ltd. (Australia)	465,082

		657,245

	Human Resource & Employment Services 1.5%
380	Benefit One, Inc. (Japan)	291,800
8,000	Brunel International N.V. (Netherlands)	249,582
175,300	Michael Page International plc (United Kingdom)	1,268,421
35,700	Robert Half International, Inc.	928,200
173,900	Sthree plc (United Kingdom)	797,628

		3,535,631

	Industrial Gases 0.2%
415,000	Yingde Gases Group Co.* (China)	392,039

	Industrial Machinery 3.2%
108,500	AIA Engineering Ltd. (India)	965,840
4,100	Burckhardt Compression Holding AG (Switzerland)	909,256
1,021,000	China Automation Group Ltd. (China)	823,716
47,700	China Valves Technology, Inc.* (China)	370,152
10,000	Danaher Corp.	406,100
13,800	Graco, Inc.	437,874
57,500	Hy-Lok Corp. (Korea)	882,482
12,900	IDEX Corp.	458,079
7,500	Konecranes Oyj (Finland)	280,269
2,800	Rational AG (Germany)	592,786
28,400	Rotork plc (United Kingdom)	767,036
11,500	Thermax Ltd. (India)	204,740
41,100	Weg S.A. (Brazil)	448,849

		7,547,179

Shares		Value

	Insurance Brokers 0.5%
29,900	Brown & Brown, Inc.	$603,681
38,700	eHealth, Inc.*	500,004

		1,103,685

	Internet Retail 1.6%
92,550	ASOS plc* (United Kingdom)	1,649,458
430	Start Today Co. Ltd. (Japan)	1,199,724
105,000	Wotif.com Holdings Ltd. (Australia)	494,415
40,000	Yoox S.p.A.* (Italy)	408,160

		3,751,757

	Internet Software & Services 1.8%
15,000	Akamai Technologies, Inc.*	752,700
17,100	Daum Communications Corp.* (Korea)	1,181,741
135	Macromill, Inc. (Japan)	216,711
4,800	NetEase.com, Inc. ADR* (China)	189,312
33,600	Neurones (France)	320,425
60,317	SPS Commerce, Inc.*	773,264
20,415	VistaPrint N.V.*	789,040

		4,223,193

	Investment Banking & Brokerage 0.3%
18,500	Charles Schwab Corp. (The)	257,150
180	GCA Savvian Group Corp.* (Japan)	172,291
20,400	optionsXpress Holdings, Inc.*	313,344

		742,785

	IT Consulting & Other Services 3.1%
44,375	Alten Ltd. (France)	1,437,300
9,600	Cognizant Technology Solutions Corp.,
	Class A*	618,912
24,200	Connecta AB (Sweden)	268,793
960,000	CSE Global Ltd. (Singapore)	780,607
1,115,573	CSG Ltd. (Australia)	1,932,167
320	Future Architect, Inc. (Japan)	113,126
103,200	HiQ International AB* (Sweden)	521,166
7,200	Infosys Technologies Ltd. ADR (India)	484,632
5,100	International Business Machines Corp.	684,114
76,500	SMS Management & Technology Ltd. (Australia)	489,392

		7,330,209

	Leisure Products 0.1%
11,700	Pool Corp.	234,819

	Life Sciences Tools & Services 3.8%
2,770	CMIC Co. Ltd. (Japan)	873,060
27,000	Covance, Inc.*	1,263,330
1,070	EPS Co. Ltd. (Japan)	2,730,279
92,100	ICON plc ADR* (Ireland)	1,991,202
60,200	LINICAL Co. Ltd. (Japan)	216,352
34,200	Pharmaceutical Product Development, Inc.	847,818
4,200	Techne Corp.	259,266
11,000	Waters Corp.*	778,580

		8,959,887

	Managed Health Care 0.3%
3,600	AMERIGROUP Corp.*	152,892
53,200	OdontoPrev S.A. (Brazil)	624,645

		777,537

	Mortgage REITs 0.5%
9,500	Annaly Capital Management, Inc.	167,200
20,000	Anworth Mortgage Asset Corp.	142,600
32,600	Capstead Mortgage Corp.	354,362
28,800	MFA Financial, Inc.	219,744
13,200	Redwood Trust, Inc.	190,872

		1,074,778

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Multi-Line Insurance 0.3%
23,600	HCC Insurance Holdings, Inc.	$615,724

	Oil & Gas Drilling 0.2%
18,000	Ensign Energy Services, Inc. (Canada)	220,643
36,900	Phoenix Technology Income Fund** (Canada)	355,982

		576,625

	Oil & Gas Equipment & Services 1.4%
951,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	443,677
2,400	Core Laboratories N.V.	211,296
37,800	Gulf Island Fabrication, Inc.	687,960
47,800	Lamprell plc (United Arab Emirates)	267,507
26,900	Pason Systems, Inc. (Canada)	319,296
25,300	Petrofac Ltd. (United Kingdom)	545,456
6,100	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	398,189
33,100	TGS-NOPEC Geophysical Co. ASA (Norway)	475,634

		3,349,015

	Oil & Gas Exploration & Production 1.5%
471,000	Afren plc* (United Kingdom)	817,985
54,000	Dragon Oil plc* (Ireland)	373,304
41,600	Gran Tierra Energy, Inc.* (Canada)	321,152
105,000	Pan Orient Energy Corp.* (Canada)	761,246
436,000	Petroneft Resources plc* (United Kingdom)	311,506
24,175	Premier Oil plc* (United Kingdom)	627,872
52,000	Selan Exploration Technology Ltd. (India)	387,555

		3,600,620

	Other Diversified Financial Services 0.1%
104,000	Count Financial Ltd. (Australia)	121,423

	Packaged Foods & Meats 0.5%
5,500	Glaxo SmithKline Consumer Healthcare Ltd. (India)	247,981
268,291	Hsu Fu Chi International Ltd. (China)	672,817
18,500	Zhongpin, Inc.*	301,365

		1,222,163

	Personal Products 0.4%
21,000	Atrium Innovations, Inc.* (Canada)	300,218
11,105	Natura Cosmeticos S.A. (Brazil)	298,275
5,000	Procter & Gamble Hygiene and Healthcare Ltd. (India)	247,191

		845,684

	Pharmaceuticals 1.8%
143,000	China Shineway Pharmaceutical Group Ltd. (China)	504,968
31,297	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,343,555
80,400	Dechra Pharmaceuticals plc (United Kingdom)	593,366
60,100	Egyptian International Pharmaceutical Industries Co. (Egypt)	379,940
45,200	Medy-Tox, Inc.* (Korea)	1,197,141
52,200	Whanin Pharmaceutical Co. Ltd. (Korea)	314,505

		4,333,475

	Property & Casualty Insurance 0.2%
252,725	Beazley plc (United Kingdom)	458,749

Shares		Value

	Regional Banks 0.8%
31,800	Boston Private Financial Holdings, Inc.	$207,972
8,500	Canadian Western Bank (Canada)	204,921
6,000	City National Corp.	318,420
29,600	First of Long Island Corp. (The)	739,408
180	Seven Bank Ltd. (Japan)	322,372

		1,793,093

	Research & Consulting Services 3.9%
14,375	Bureau Veritas S.A. (France)	1,003,081
5,427	Campbell Brothers Ltd. (Australia)	173,171
68,100	CRA International, Inc.*	1,229,205
8,000	Exponent, Inc.*	268,720
56,600	Huron Consulting Group, Inc.*	1,244,634
17,000	Intertek Group plc (United Kingdom)	488,505
150	Nihon M&A Center, Inc. (Japan)	504,223
183,035	Resources Connection, Inc.	2,518,562
130	SGS S.A. (Switzerland)	210,203
32,000	Stantec, Inc.* (Canada)	846,935
20,030	Verisk Analytics, Inc., Class A*	561,040

		9,048,279

	Restaurants 1.0%
152,000	Ajisen China Holdings Ltd. (China)	237,815
740,000	KFC Holdings Malaysia Berhad (Malaysia)	747,911
29,800	Tim Hortons, Inc. (Canada)	1,085,018
185	Toridoll.corporation (Japan)	323,570

		2,394,314

	Semiconductor Equipment 1.0%
21,600	Cabot Microelectronics Corp.*	695,088
8,100	Disco Corp. (Japan)	465,768
24,000	Eugene Technology Co. Ltd. (Korea)	282,044
67,000	Hanmi Semiconductor Co. Ltd. (Korea)	463,021
39,600	Koh Young Technology, Inc.* (Korea)	553,931

		2,459,852

	Semiconductors 8.5%
44,300	Advanced Analogic Technologies, Inc.*	155,493
23,000	Altera Corp.	693,680
52,000	CSR plc* (United Kingdom)	293,134
16,269	ELMOS Semiconductor AG* (Germany)	175,096
24,750	Hittite Microwave Corp.*	1,179,338
24,400	Linear Technology Corp.	749,812
18,800	Maxim Integrated Products, Inc.	347,988
297,600	Melexis N.V.* (Belgium)	4,508,440
182,000	Micrel, Inc.	1,794,520
38,500	Microchip Technology, Inc.	1,210,825
379,599	O2Micro International Ltd. ADR* (China)	2,319,350
131,100	PLX Technology, Inc.*	474,582
80,100	Power Integrations, Inc.	2,546,379
31,525	RichTek Technology Corp. (Taiwan)	234,105
15,800	Silicon Laboratories, Inc.*	579,070
403,960	Sporton International, Inc. (Taiwan)	824,949
13,200	Standard Microsystems Corp.*	301,092
35,900	Supertex, Inc.*	794,108
52,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	532,350
14,400	Volterra Semiconductor Corp.*	309,888

		20,024,199

	Specialized Consumer Services 0.1%
165	Best Bridal, Inc. (Japan)	161,096
230	NOVARESE, Inc. (Japan)	120,683

		281,779

SEPTEMBER 30, 2010

Shares		Value

	Specialized Finance 1.8%
142,000	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	$236,625
3,025	CBOE Holdings, Inc.	60,621
1,800	Crisil Ltd. (India)	240,828
9,600	IMAREX ASA* (Norway)	73,420
1,600	IntercontinentalExchange, Inc.*	167,552
50,000	JSE Ltd. (South Africa)	526,862
28,400	MSCI, Inc., Class A*	943,164
16,500	NASDAQ OMX Group, Inc. (The)*	320,595
5,400	NYSE Euronext	154,278
45	Osaka Securities Exchange Co. Ltd. (Japan)	220,755
23,043	Oslo Bors VPS Holding ASA (Norway)	254,556
10,800	Portfolio Recovery Associates, Inc.*	698,220
9,300	TMX Group, Inc. (Canada)	285,494

		4,182,970

	Specialty Chemicals 0.9%
21,870	C. Uyemura & Co. Ltd. (Japan)	804,323
1,299,000	EcoGreen Fine Chemical Group
	Ltd. (Hong Kong)	426,901
80	Japan Pure Chemical Co. Ltd. (Japan)	233,843
42,600	MEC Co. Ltd. (Japan)	210,767
15,700	TechnoSemiChem Co. Ltd. (Korea)	362,122

		2,037,956

	Specialty Stores 1.3%
102,800	Big 5 Sporting Goods Corp.	1,379,576
75,188	easyhome Ltd. (Canada)	853,787
34,618	Hibbett Sports, Inc.*	863,719

		3,097,082

	Steel 0.2%
116,500	Ferrexpo plc (United Kingdom)	563,986

	Systems Software 1.4%
84,700	OPNET Technologies, Inc.	1,537,305
3,010	Simplex Technology, Inc. (Japan)	1,824,570

		3,361,875

	Textiles 0.2%
295,000	S. Kumars Nationwide Ltd.* (India)	507,477

	Thrifts & Mortgage Finance 1.2%
18,475	Home Capital Group, Inc. (Canada)	797,741
23,000	Housing Development Finance Corp.
	Ltd. (India)	373,293
39,900	LIC Housing Finance Ltd. (India)	1,277,759
22,100	Washington Federal, Inc.	337,246

		2,786,039

	Trading Companies & Distributors 4.0%
7,100	Fastenal Co.	377,649
30,380	Houston Wire & Cable Co.	304,711
74,979	Indutrade AB (Sweden)	2,070,906
23,500	MISUMI Group, Inc. (Japan)	492,663
32,500	MSC Industrial Direct Co., Inc., Class A	1,756,300
88,905	Richelieu Hardware Ltd. (Canada)	2,416,014
15,097	Rush Enterprises, Inc., Class B*	207,584
8,480	Thermador Groupe (France)	1,224,473
3,700	W.W. Grainger, Inc.	440,707

		9,291,007

	Trucking 0.5%
36,500	Knight Transportation, Inc.	705,545
10,800	Old Dominion Freight Line, Inc.*	274,536
14,600	Universal Truckload Services, Inc.*	228,636

		1,208,717

Shares		Value

	Wireless Telecommunication Services 0.1%
4,300	NII Holdings, Inc.*	$176,730

	Total Common Stocks (cost $172,018,490)	223,271,530

	PREFERRED STOCKS 0.4%

	Regional Banks 0.4%
127,000	Banco Daycoval S.A. Pfd. (Brazil)	835,171

	Total Preferred Stocks (cost $437,228)	835,171

	LIMITED PARTNERSHIP INTEREST 0.2%

	Oil & Gas Exploration & Production 0.2%
45,000	Zhaikmunai L.P. GDR* (Kazakhstan)	360,000

	Total Limited Partnership Interest (cost $257,715)	360,000

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	28,800

	Restaurants 0.0%
29,600	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	11,794

	Total Warrants (cost $5,000)	40,594

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$10,658,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $10,090,000 of United States Treasury Notes 3.125% due 5/15/19; value: $10,871,975; repurchase proceeds: $10,658,003 (cost $10,658,000)	$10,658,000

	Total Short-Term Investments (cost $10,658,000)	10,658,000

	Total Investments (cost $183,376,433) 100.1%	235,165,295

	Liabilities less Other Assets (0.1)%	(261,488)

	NET ASSETS 100.0%	$234,903,807

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

At September 30, 2010, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.2
Austria	0.2
Belgium	2.0
Brazil	2.0
Canada	5.2
China	6.9
Denmark	0.3
Egypt	0.2
Finland	0.2
France	2.6
Germany	3.6
Hong Kong	0.2
India	3.8
Indonesia	0.6
Ireland	1.1
Italy	0.7
Japan	6.8
Kazakhstan	0.2
Korea	3.7
Malaysia	0.3
Mexico	0.4
Netherlands	0.1
Norway	0.4
Singapore	2.6
South Africa	0.7
Sweden	2.2
Switzerland	0.5
Taiwan	1.3
Turkey	0.3
United Arab Emirates	1.0
United Kingdom	7.5
United States	39.2

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 96.2%

	Advertising 2.1%
28,640	1000mercis* (France)	$1,349,622

	Application Software 4.4%
8,795	FactSet Research Systems, Inc.	713,538
44,800	Pegasystems, Inc.	1,391,040
5,140	SimCorp A/S (Denmark)	818,401

		2,922,979

	Asset Management & Custody Banks 1.1%
74,787	CETIP S.A. (Brazil)	736,833

	Biotechnology 3.1%
44,620	Abcam plc (United Kingdom)	1,210,015
50,700	Myriad Genetics, Inc.*	831,987

		2,042,002

	Communications Equipment 2.3%
41,205	Cisco Systems, Inc.*	902,389
51,025	Infinera Corp.*	595,462

		1,497,851

	Computer Hardware 2.1%
4,800	Apple, Inc.*	1,362,000

	Computer Storage & Peripherals 1.0%
550	Wacom Co. Ltd. (Japan)	681,941

	Data Processing & Outsourced Services 8.7%
21,670	Alliance Data Systems Corp.*	1,414,184
63,600	Cielo S.A. (Brazil)	553,027
38,200	Redecard S.A. (Brazil)	591,942
231,900	Wirecard AG (Germany)	3,156,130

		5,715,283

	Diversified Support Services 1.0%
19,385	Copart, Inc.*	639,123

	Drug Retail 2.1%
63,035	Create SD Holdings Co. Ltd. (Japan)	1,375,103

	Education Services 1.5%
19,500	Apollo Group, Inc., Class A*	1,001,325

	Health Care Distributors 0.9%
26,300	PSS World Medical, Inc.*	562,294

	Health Care Equipment 9.3%
130,414	Cardica, Inc.*	282,998
48,200	Cardica, Inc. PIPE* †	104,594
47,200	Cyberonics, Inc.*	1,259,296
52,015	DiaSorin S.p.A. (Italy)	2,135,091
3,835,440	LMA International N.V.* (Singapore)	845,260
28,500	Mindray Medical International Ltd. ADR (China)	842,745
18,800	NuVasive, Inc.*	660,632

		6,130,616

	Health Care Facilities 5.2%
1,234,300	CVS Group plc* (United Kingdom)	1,744,344
401,500	Raffles Medical Group Ltd. (Singapore)	674,303
48,600	VCA Antech, Inc.*	1,024,974

		3,443,621

	Health Care Services 4.8%
29,450	Bio-Reference Laboratories, Inc.*	614,327
15,487	CorVel Corp.*	657,423
106,500	Diagnosticos da America S.A. (Brazil)	1,282,527
12,600	Express Scripts, Inc.*	613,620

		3,167,897

	Health Care Technology 1.1%
119,350	RaySearch Laboratories AB (Sweden)	738,823

Shares		Value

	Home Entertainment Software 2.5%
87,265	Activision Blizzard, Inc.	$944,208
62,700	UbiSoft Entertainment S.A.* (France)	697,534

		1,641,742

	Home Improvement Retail 1.2%
96,100	Byggmax Group AB* (Sweden)	818,339

	Industrial Machinery 1.9%
23,700	Rotork plc (United Kingdom)	640,097
57,500	Weg S.A. (Brazil)	627,952

		1,268,049

	Internet Retail 1.1%
250	Start Today Co. Ltd. (Japan)	697,514

	Internet Software & Services 6.9%
12,300	Akamai Technologies, Inc.*	617,214
15,545	Daum Communications Corp.* (Korea)	1,074,278
3,530	Google, Inc., Class A*	1,856,039
9,300	VistaPrint N.V.*	359,445
6,528	Xtera Communications, Inc.* *** †	65
45,400	Yahoo, Inc.*	643,318

		4,550,359

	IT Consulting & Other Services 3.9%
15,300	Cognizant Technology Solutions Corp., Class A*	986,391
11,545	International Business Machines Corp.	1,548,646

		2,535,037

	Life Sciences Tools & Services 3.8%
14,890	Covance, Inc.*	696,703
247	EPS Co. Ltd. (Japan)	630,261
13,000	Eurofins Scientific (France)	667,510
23,330	ICON plc ADR* (Ireland)	504,395

		2,498,869

	Managed Health Care 1.5%
81,980	OdontoPrev S.A. (Brazil)	962,563

	Pharmaceuticals 2.0%
25,400	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,339,850

	Semiconductor Equipment 0.9%
32,203	Tessera Technologies, Inc.*	595,756

	Semiconductors 16.0%
54,500	Altera Corp.	1,643,720
13,880	Hittite Microwave Corp.*	661,382
67,000	Intel Corp.	1,288,410
18,140	Linear Technology Corp.	557,442
74,934	Melexis N.V.* (Belgium)	1,135,200
22,525	Microchip Technology, Inc.	708,411
98,129	O2Micro International Ltd. ADR* (China)	599,568
26,793	Power Integrations, Inc.	851,750
133,420	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,352,879
64,000	Xilinx, Inc.	1,703,040

		10,501,802

	Specialized Finance 0.6%
15,000	ICRA Ltd. (India)	413,230

	Systems Software 3.2%
349,000	GuestLogix, Inc.* (Canada)	399,689
31,835	OPNET Technologies, Inc.	577,805
19,675	Oracle Corp.	528,274
970	Simplex Technology, Inc. (Japan)	587,985

		2,093,753

	Total Common Stocks (cost $53,920,804)	63,284,176

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 1.2%

	Computer Storage & Peripherals 1.2%
39,251	BlueArc Corp., Series DD Pfd.* *** †	$120,108
39,251	BlueArc Corp., Series DD-1 Pfd.* *** †	126,781
69,363	BlueArc Corp., Series FF Pfd.* *** †	230,285
69,362	BlueArc Corp., Series FF-1 Pfd.* *** †	233,750
23,737	BlueArc Corp., Series GG Pfd.* *** †	60,028

		770,952

	Total Preferred Stocks (cost $1,013,092)	770,952

	LIMITED PARTNERSHIP INTEREST 0.6%

	Other 0.6%
	Greenspring Global Partners II-B, L.P.*** †	421,896

	Total Limited Partnership Interest (cost $434,387)	421,896

	WARRANTS 0.1%

	Computer Storage & Peripherals 0.0%
310	BlueArc Corp., Series FF expiring 4/2/18* *** †	—
309	BlueArc Corp., Series FF-1 expiring 4/2/18* *** †	—
3,240	BlueArc Corp., Series GG expiring 7/14/15* *** †	8

		8

	Health Care Equipment 0.1%
71,500	Cardica, Inc., expiring 9/29/14* *** †	51,480

	Total Warrants (cost $8,946)	51,488

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$1,179,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $1,120,000 of United States Treasury Notes 3.125% due 5/15/19; value: $1,206,800; repurchase proceeds: $1,179,000†† (cost $1,179,000)	$1,179,000

	Total Short-Term Investments (cost $1,179,000)	1,179,000

	Total Investments (cost $56,556,229) 99.9%	65,707,512

	Other Assets less Liabilities 0.1%	59,424

	NET ASSETS 100.0%	$65,766,936

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under

Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as

collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2010, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.8
Brazil	7.4
Canada	0.6
China	2.2
Denmark	1.3
France	4.2
Germany	4.9
India	0.6
Ireland	0.8
Israel	2.1
Italy	3.3
Japan	6.1
Korea	1.7
Singapore	2.3
Sweden	2.4
Taiwan	2.1
United Kingdom	5.6
United States	50.6

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 96.2%

	Aerospace & Defense 1.6%
20,245	TransDigm Group, Inc.	$1,256,202

	Air Freight & Logistics 3.8%
20,760	C.H. Robinson Worldwide, Inc.	1,451,539
33,665	Expeditors International of Washington, Inc.	1,556,333

		3,007,872

	Apparel Retail 3.7%
53,175	Ross Stores, Inc.	2,904,418

	Asset Management & Custody Banks 3.3%
62,505	SEI Investments Co.	1,271,352
26,900	T. Rowe Price Group, Inc.	1,346,748

		2,618,100

	Automotive Retail 1.0%
14,898	O’Reilly Automotive, Inc.*	792,574

	Communications Equipment 1.2%
8,815	F5 Networks, Inc.*	915,085

	Data Processing & Outsourced Services 5.7%
16,755	Alliance Data Systems Corp.*	1,093,431
36,525	Paychex, Inc.	1,004,072
153,330	Redecard S.A. (Brazil)	2,375,982

		4,473,485

	Diversified Metals & Mining 1.4%
16,580	BHP Billiton plc ADR (United Kingdom)	1,059,794

	Diversified Support Services 3.6%
86,665	Copart, Inc.*	2,857,345

	Education Services 3.0%
45,525	Apollo Group, Inc., Class A*	2,337,709

	Electronic Components 3.7%
59,235	Amphenol Corp., Class A	2,901,330

	Environmental & Facilities Services 1.6%
17,765	Stericycle, Inc.*	1,234,312

	Health Care Equipment 3.4%
67,690	St. Jude Medical, Inc.*	2,662,925

	Health Care Services 3.7%
59,485	Express Scripts, Inc.*	2,896,919

	IT Consulting & Other Services 4.7%
57,685	Cognizant Technology Solutions Corp., Class A*	3,718,952

	Life Sciences Tools & Services 1.9%
31,750	Covance, Inc.*	1,485,582

	Mortgage REITs 1.0%
45,419	Annaly Capital Management, Inc.	799,374

	Multi-Line Insurance 1.5%
44,255	HCC Insurance Holdings, Inc.	1,154,613

	Oil & Gas Equipment & Services 3.1%
27,140	Core Laboratories N.V.	2,389,406

	Oil & Gas Exploration & Production 3.4%
45,765	Petrohawk Energy Corp.*	738,647
45,395	Ultra Petroleum Corp.*	1,905,682

		2,644,329

Shares		Value

	Personal Products 2.5%
32,235	Herbalife Ltd.	$1,945,382

	Pharmaceuticals 1.1%
16,745	Teva Pharmaceutical Industries Ltd. ADR (Israel)	883,299

	Research & Consulting Services 4.0%
46,575	IHS, Inc., Class A*	3,167,100

	Restaurants 3.8%
81,565	Tim Hortons, Inc. (Canada)	2,969,782

	Semiconductors 12.7%
155,550	Altera Corp.	4,691,388
94,385	Linear Technology Corp.	2,900,451
38,600	Microchip Technology, Inc.	1,213,970
30,730	Silicon Laboratories, Inc.*	1,126,255

		9,932,064

	Specialized Finance 4.9%
168,300	BM&F BOVESPA S.A. (Brazil)	1,405,812
11,163	IntercontinentalExchange, Inc.*	1,168,989
37,750	MSCI, Inc., Class A*	1,253,678

		3,828,479

	Thrifts & Mortgage Finance 4.3%
57,800	Housing Development Finance Corp. Ltd. (India)	938,100
148,395	New York Community Bancorp, Inc.	2,411,419

		3,349,519

	Trading Companies & Distributors 3.5%
23,170	Fastenal Co.	1,232,412
28,180	MSC Industrial Direct Co., Inc., Class A	1,522,847

		2,755,259

	Trucking 1.2%
26,605	J.B. Hunt Transport Services, Inc.	923,194

	Wireless Telecommunication Services 1.9%
35,965	NII Holdings, Inc.*	1,478,162

	Total Common Stocks (cost $60,463,711)	75,342,566

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$2,810,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $2,870,000 of United States Treasury Bills 0.19% due 3/31/11; value: $2,867,130; repurchase proceeds: $2,810,001 (cost $2,810,000)	$2,810,000

	Total Short-Term Investments (cost $2,810,000)	2,810,000

	Total Investments (cost $63,273,711) 99.8%	78,152,566

	Other Assets less Liabilities 0.2%	121,069

	NET ASSETS 100.0%	$78,273,635

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2010, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	5.0
Canada	3.9
India	1.3
Israel	1.2
United Kingdom	1.4
United States	87.2

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 93.9%

	Aerospace & Defense 2.4%
41,850	Chemring Group plc (United Kingdom)	$1,975,393
129,431	Kongsberg Gruppen ASA (Norway)	2,584,682
81,700	Ultra Electronics Holdings plc (United Kingdom)	2,186,053

		6,746,128

	Agricultural Products 0.8%
963,000	PT Astra Agro Lestari Tbk (Indonesia)	2,233,513

	Air Freight & Logistics 0.5%
2,241,800	Aramex PJSC* (United Arab Emirates)	1,342,870

	Apparel Retail 0.9%
262,200	Truworths International Ltd. (South Africa)	2,629,513

	Apparel, Accessories & Luxury Goods 6.7%
2,181,699	Anta Sports Products Ltd. (China)	5,083,592
134,540	Cia. Hering (Brazil)	5,781,884
999,655	Li Ning Co. Ltd. (China)	3,034,021
1,359,735	Ports Design Ltd. (China)	3,758,885
75,525	WeSC AB* (Sweden)	1,409,299

		19,067,681

	Application Software 1.1%
20,152	SimCorp A/S (Denmark)	3,208,641

	Asset Management & Custody Banks 1.8%
346,770	CETIP S.A. (Brazil)	3,416,524
10,430	Partners Group Holding AG (Switzerland)	1,728,952

		5,145,476

	Automotive Retail 0.6%
226,020	ARB Corp. Ltd. (Australia)	1,646,554

	Biotechnology 2.4%
249,938	Abcam plc (United Kingdom)	6,777,876

	Brewers 0.7%
124,400	Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	1,941,334

	Casinos & Gaming 2.2%
5,567,450	SJM Holdings Ltd. (Hong Kong)	6,350,049

	Coal & Consumable Fuels 2.6%
911,045	PT Indo Tambangraya Megah (Indonesia)	4,246,439
1,472,885	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	3,209,817

		7,456,256

	Communications Equipment 0.5%
144,800	O-Net Communications Group Ltd.* (China)	101,518
177,885	Ubiquoss, Inc. (Korea)	1,240,242

		1,341,760

	Construction & Farm Machinery & Heavy Trucks 0.7%
25,904	Demag Cranes AG* (Germany)	992,893
97,000	Takeuchi Manufacturing Co. Ltd.* (Japan)	940,078

		1,932,971

	Construction Materials 3.5%
719,900	Corp Moctezuma S.A.B de C.V. (Mexico)	1,737,341
1,687,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	3,477,961
4,232,935	PT Semen Gresik (Persero) Tbk (Indonesia)	4,695,356

		9,910,658

Shares		Value

	Consumer Finance 2.3%
243,300	Banco Compartamos S.A. de C.V. (Mexico)	$1,544,899
358,900	Mahindra & Mahindra Financial Services
	Ltd. (India)	5,151,675

		6,696,574

	Data Processing & Outsourced Services 1.9%
407,798	Wirecard AG (Germany)	5,550,079

	Department Stores 1.5%
81,500	Lojas Renner S.A. (Brazil)	2,789,956
99,700	Marisa Lojas S.A. (Brazil)	1,423,697

		4,213,653

	Distributors 1.8%
4,110,887	Dah Chong Hong Holdings Ltd. (Hong Kong)	5,059,602

	Diversified Banks 4.1%
587,220	Allahabad Bank Ltd. (India)	3,044,239
1,042,917	Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	1,480,942
12,366,000	Bank Pembangunan Daerah Jawa* (Indonesia)	2,161,452
461,000	Commercial International Bank S.A.E (Egypt)	3,441,507
1,261,285	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	1,724,110

		11,852,250

	Diversified Metals & Mining 0.6%
28,420	Inmet Mining Corp. (Canada)	1,581,050

	Electrical Components & Equipment 1.2%
347,138	Crompton Greaves Ltd. (India)	2,403,352
1,390,925	Wasion Group Holdings Ltd. (China)	1,066,592

		3,469,944

	Electronic Components 0.4%
76,375	Partron Co. Ltd. (Korea)	1,142,025

	Electronic Equipment & Instruments 0.9%
1,091,000	Chroma ATE, Inc. (Taiwan)	2,601,652

	Environmental & Facilities Services 0.4%
55,045	Daiseki Co. Ltd. (Japan)	1,036,607

	Fertilizers & Agricultural Chemicals 0.5%
2,394	Silvinit*** (Russia)	1,560,980

	Food Retail 4.0%
85,690	BIM Birlesik Magazalar AS (Turkey)	2,470,348
1,682,000	CP ALL Public Co. Ltd. (Thailand)	2,341,499
31,530	Magnit*** (Russia)	3,687,995
210,450	Shoprite Holdings Ltd. (South Africa)	2,983,385

		11,483,227

	Gold 2.7%
641,910	Centamin Egypt Ltd.* (United Kingdom)	1,784,089
119,500	Kingsgate Consolidated Ltd. (Australia)	1,337,544
227,905	Koza Altin Isletmeleri AS (Turkey)	2,580,888
115,315	Petropavlovsk plc (United Kingdom)	2,009,915

		7,712,436

	Health Care Equipment 2.8%
146,143	DiaSorin S.p.A. (Italy)	5,998,818
49,761	Stratec Biomedical Systems AG (Germany)	2,047,315

		8,046,133

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Health Care Services 0.2%
35,300	Fleury S.A. (Brazil)	$437,603

	Health Care Supplies 0.3%
258,815	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	733,820

	Health Care Technology 1.0%
458,244	RaySearch Laboratories AB (Sweden)	2,836,710

	Industrial Gases 0.6%
1,810,340	Yingde Gases Group Co.* (China)	1,710,179

	Industrial Machinery 6.8%
212,890	AIA Engineering Ltd. (India)	1,895,093
31,490	Andritz AG (Austria)	2,209,799
9,963	Burckhardt Compression Holding AG (Switzerland)	2,209,491
35,325	Konecranes Oyj (Finland)	1,320,069
248,414	Rotork plc (United Kingdom)	6,709,242
122,845	Thermax Ltd. (India)	2,187,070
272,700	Weg S.A. (Brazil)	2,978,129

		19,508,893

	Internet Retail 4.2%
257,440	ASOS plc* (United Kingdom)	4,588,184
1,158	Start Today Co. Ltd. (Japan)	3,230,886
406,944	Yoox S.p.A.* (Italy)	4,152,456

		11,971,526

	Internet Software & Services 0.9%
13,110	Daum Communications Corp.* (Korea)	906,001
193,000	Net Entertainment NE AB* (Sweden)	1,800,693

		2,706,694

	IT Consulting & Other Services 0.2%
283,000	CSG Ltd. (Australia)	490,155

	Life Sciences Tools & Services 0.7%
810	EPS Co. Ltd. (Japan)	2,066,846

	Oil & Gas Equipment & Services 2.6%
105,195	Pason Systems, Inc. (Canada)	1,248,639
103,655	Petrofac Ltd. (United Kingdom)	2,234,754
27,505	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	1,795,443
150,340	TGS-NOPEC Geophysical Co. ASA (Norway)	2,160,325

		7,439,161

	Oil & Gas Exploration & Production 4.5%
1,579,875	Afren plc* (United Kingdom)	2,743,765
214,045	Dragon Oil plc* (Ireland)	1,479,699
171,555	Gran Tierra Energy, Inc.* (Canada)	1,324,405
246,960	Pan Orient Energy Corp.* (Canada)	1,790,451
2,426,050	Petroneft Resources plc*
	(United Kingdom)	1,733,325
107,274	Premier Oil plc* (United Kingdom)	2,786,114
272,815	Salamander Energy plc* (United Kingdom)	1,095,388

		12,953,147

	Packaged Foods & Meats 0.8%
27,477	Glaxo SmithKline Consumer Healthcare Ltd. (India)	1,238,865
460,114	Hsu Fu Chi International Ltd. (China)	1,153,869

		2,392,734

	Personal Products 1.9%
129,670	Natura Cosmeticos S.A. (Brazil)	3,482,872
31,655	Oriflame Cosmetics S.A. (Sweden)	2,030,357

		5,513,229

Shares		Value

	Pharmaceuticals 0.7%
6,529,390	PT Kalbe Farma Tbk (Indonesia)	$1,865,540

	Precious Metals & Minerals 0.5%
206,030	Northam Platinum Ltd. (South Africa)	1,357,496

	Research & Consulting Services 2.0%
92,150	AF AB, Class B (Sweden)	1,699,052
125,379	Campbell Brothers Ltd. (Australia)	4,000,748

		5,699,800

	Semiconductor Equipment 0.5%
43,450	Aixtron AG (Germany)	1,290,431

	Semiconductors 0.6%
122,224	Melexis N.V.* (Belgium)	1,851,611

	Specialized Finance 4.2%
196,640	BM&F BOVESPA S.A. (Brazil)	1,642,536
128,845	JSE Ltd. (South Africa)	1,357,672
945	Osaka Securities Exchange Co. Ltd. (Japan)	4,635,849
302,035	Rural Electrification Corp. Ltd. (India)	2,300,467
296,000	Singapore Exchange Ltd. (Singapore)	2,028,969

		11,965,493

	Specialty Chemicals 0.9%
45,635	Asian Paints Ltd. (India)	2,709,613

	Specialty Stores 0.3%
270,100	L’Occitane International S.A.* (Luxembourg)	755,373

	Steel 0.5%
269,250	Ferrexpo plc (United Kingdom)	1,303,461

	Systems Software 1.2%
5,597	Simplex Technology, Inc. (Japan)	3,392,731

	Thrifts & Mortgage Finance 5.3%
608,370	Dewan Housing Finance Corp. Ltd. (India)	3,866,707
292,809	Gruh Finance Ltd. (India)	2,696,436
44,355	Home Capital Group, Inc. (Canada)	1,915,227
211,890	LIC Housing Finance Ltd. (India)	6,785,573

		15,263,943

	Total Common Stocks (cost $190,104,876)	267,953,681

	PREFERRED STOCKS 1.2%

	Diversified Banks 0.7%
182,700	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd (Brazil)	1,837,785
74,058	Bank of N.T. Butterfield & Son Ltd. (The) Pfd.* (Bermuda)	105,163

		1,942,948

	Regional Banks 0.5%
251,125	Banco Daycoval S.A. Pfd. (Brazil)	1,651,436

	Total Preferred Stocks (cost $3,466,532)	3,594,384

	LIMITED PARTNERSHIP INTEREST 0.4%

	Oil & Gas Exploration & Production 0.4%
147,785	Zhaikmunai L.P. GDR* (Kazakhstan)	1,182,280

	Total Limited Partnership Interest (cost $1,113,400)	1,182,280

SEPTEMBER 30, 2010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$12,766,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $12,240,000 of United States Treasury Notes 4.625% due 2/29/12; value: $13,024,584; repurchase proceeds: $12,766,004 (cost $12,766,000)	$12,766,000

	Total Short-Term Investments (cost $12,766,000)	12,766,000

	Total Investments (cost $207,450,808) 100.0%	285,496,345

	Liabilities less Other Assets (<0.1)%	(50,377)

	NET ASSETS 100.0%	$285,445,968

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2010, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.7
Austria	1.5
Belgium	0.7
Bermuda	0.6
Brazil	9.3
Canada	2.9
China	6.1
Denmark	1.2
Egypt	1.3
Finland	0.5
Germany	3.6
Hong Kong	4.2
India	12.6
Indonesia	8.7
Ireland	0.5
Italy	3.7
Japan	5.6
Kazakhstan	0.4
Korea	1.2
Luxembourg	0.3
Mexico	1.2
Norway	1.7
Russia	1.9
Singapore	0.7
South Africa	3.0
Sweden	3.6
Switzerland	1.4
Taiwan	1.0
Thailand	0.9
Turkey	2.6
United Arab Emirates	0.5
United Kingdom	13.9

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.6%

	Advertising 0.7%
18,580	1000mercis* (France)	$875,558
15,390	Tri-Stage, Inc.* (Japan)	225,296

		1,100,854

	Aerospace & Defense 0.5%
16,165	Chemring Group plc (United Kingdom)	763,016

	Air Freight & Logistics 5.9%
11,390,631	Aramex PJSC* (United Arab Emirates)	6,823,152
1,039,183	Goodpack Ltd. (Singapore)	1,508,351
45,000	Transat A.T., Inc.* (Canada)	685,689

		9,017,192

	Aluminum 0.7%
1,505,419	Midas Holdings Ltd. (Singapore)	1,138,302

	Apparel, Accessories & Luxury Goods 6.6%
688,836	Anta Sports Products Ltd. (China)	1,605,061
844,641	China Lilang Ltd. (China)	1,415,119
20,000	Cia. Hering (Brazil)	859,504
18,454	Gerry Weber International AG (Germany)	755,607
35,472	LG Fashion Corp. (Korea)	1,057,705
12,704	Odd Molly International AB (Sweden)	203,192
634,715	Ports Design Ltd. (China)	1,754,622
169,901	Ted Baker plc (United Kingdom)	1,500,678
1,033,234	Xtep International Holdings Ltd. (China)	866,876

		10,018,364

	Application Software 1.1%
105,425	ICSA India Ltd. (India)	293,154
19,340	ORC Software AB (Sweden)	380,934
6,735	SimCorp A/S (Denmark)	1,072,360

		1,746,448

	Asset Management & Custody Banks 0.7%
57,042	CETIP S.A. (Brazil)	562,002
34,490	Tata Investment Corp. Ltd. (India)	442,878

		1,004,880

	Auto Parts & Equipment 1.2%
614,745	Minth Group Ltd. (China)	1,229,601
2,500,000	Norstar Founders Group Ltd.* *** (Hong Kong)	44,108
24,165	WABCO-TVS India Ltd. (India)	575,421

		1,849,130

	Automobile Manufacturers 0.8%
163,949	Ghabbour Auto (Egypt)	1,267,127

	Biotechnology 2.1%
29,961	3SBio, Inc. ADR* (China)	388,894
68,724	Abcam plc (United Kingdom)	1,863,673
78,345	China Nuokang Bio-Pharmaceutical, Inc. ADR* (China)	391,725
1,339,247	Sino Biopharmaceutical Ltd. (China)	540,235

		3,184,527

	Building Products 0.3%
47,480	Blue Star Ltd. (India)	511,518

	Commodity Chemicals 0.4%
48,810	Tokai Carbon Korea Co. Ltd. (Korea)	575,746

Shares		Value

	Communications Equipment 1.2%
43,460	Dasan Networks, Inc.* (Korea)	$360,182
1,564,398	O-Net Communications Group Ltd.* (China)	1,096,790
58,490	Ubiquoss, Inc. (Korea)	407,801

		1,864,773

	Computer Hardware 0.3%
147,915	Advantech Co. Ltd. (Taiwan)	389,181

	Computer Storage & Peripherals 0.6%
740	Wacom Co. Ltd. (Japan)	917,520

	Construction & Engineering 3.7%
57,100	Aecon Group, Inc. (Canada)	663,908
357,054	Ausenco Ltd. (Australia)	978,441
4,754,779	Drake & Scull International (United Arab Emirates)	1,197,531
146,447	Heerim Architects & Planners (Korea)	1,021,051
84,383	Lycopodium Ltd. (Australia)	318,357
21,445	Outotec Oyj (Finland)	907,436
848,000	Rotary Engineering Ltd. (Singapore)	599,316

		5,686,040

	Construction & Farm Machinery & Heavy Trucks 0.8%
650,000	International Mining Machinery Holdings Ltd.* (China)	609,011
43,960	VST Tillers Tractors Ltd. (India)	534,153

		1,143,164

	Consumer Finance 0.9%
225,235	Banco Compartamos S.A. de C.V. (Mexico)	1,430,191

	Data Processing & Outsourced Services 4.1%
380	GMO Payment Gateway, Inc. (Japan)	789,362
1,032	SBI VeriTrans Co. Ltd. (Japan)	542,735
365,042	Wirecard AG (Germany)	4,968,175

		6,300,272

	Diversified Banks 0.8%
220,294	Allahabad Bank Ltd. (India)	1,142,038

	Diversified Support Services 0.2%
213	Prestige International, Inc. (Japan)	380,198

	Drug Retail 0.4%
27,625	Create SD Holdings Co. Ltd. (Japan)	602,637

	Education Services 0.4%
154,240	China Education Alliance, Inc.* (China)	637,011
1,040,150	Oriental Century Ltd.* *** (China)	7,905

		644,916

	Electrical Components & Equipment 2.8%
56,121	Harbin Electric, Inc.* ‡	1,004,005
38,000	Voltamp Transformers Ltd. (India)	790,698
970,532	Wasion Group Holdings Ltd. (China)	744,225
520,155	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	1,672,556

		4,211,484

	Electronic Equipment & Instruments 0.6%
35,708	CNB Technology, Inc. (Korea)	200,422
25,174	Smartrac N.V.* (Netherlands)	681,800

		882,222

SEPTEMBER 30, 2010

Shares		Value

	Environmental & Facilities Services 0.9%
30,100	Daiseki Co. Ltd. (Japan)	$566,843
253,000	RPS Group plc (United Kingdom)	742,901

		1,309,744

	Food Distributors 0.5%
10,482	Shinsegae Food Co. Ltd. (Korea)	766,673

	Food Retail 1.4%
1,795,676	BreadTalk Group Ltd. (Singapore)	784,645
33,095	Daikokutenbussan Co. Ltd. (Japan)	1,104,951
49,337	QKL Stores, Inc.* (China)	237,804

		2,127,400

	Footwear 1.0%
1,286,616	Daphne International Holdings Ltd. (China)	1,520,533

	Health Care Equipment 2.5%
12,674	Audika S.A. (France)	336,350
43,264	DiaSorin S.p.A. (Italy)	1,775,883
1,546,660	LMA International N.V.* (Singapore)	340,855
21,624	Mindray Medical International Ltd. ADR (China)	639,422
16,450	Stratec Biomedical Systems AG (Germany)	676,801

		3,769,311

	Health Care Facilities 1.6%
74,207	CVS Group plc* (United Kingdom)	104,871
1,373,670	Raffles Medical Group Ltd. (Singapore)	2,307,022

		2,411,893

	Health Care Services 0.5%
59,300	Fleury S.A. (Brazil)	735,124

	Health Care Technology 0.6%
147,805	RaySearch Laboratories AB (Sweden)	914,971

	Home Improvement Retail 0.4%
56,895	Cashbuild Ltd. (South Africa)	635,789

	Hotels, Resorts & Cruise Lines 0.2%
28,310	City Lodge Hotels Ltd. (South Africa)	320,008

	Human Resource & Employment Services 0.6%
443	Benefit One, Inc. (Japan)	340,178
110,000	Sthree plc (United Kingdom)	504,537

		844,715

	Industrial Machinery 5.2%
48,385	AIA Engineering Ltd. (India)	430,711
6,250	Burckhardt Compression Holding AG (Switzerland)	1,386,061
3,446,877	China Automation Group Ltd. (China)	2,780,850
147,701	China Valves Technology, Inc.* ‡ (China)	1,146,160
55,026	Hy-Lok Corp. (Korea)	844,512
51,363	SKF India Ltd. (India)	673,257
108,600	SmartHeat, Inc.* (China)	677,664

		7,939,215

	Internet Retail 2.1%
66,082	ASOS plc* (United Kingdom)	1,177,736
586	Start Today Co. Ltd. (Japan)	1,634,973
35,000	Yoox S.p.A.* (Italy)	357,140

		3,169,849

	Internet Software & Services 2.1%
45,426	Daum Communications Corp.* (Korea)	3,139,284
290,500	Vendtek Systems, Inc.* (Canada)	129,694

		3,268,978

Shares		Value

	IT Consulting & Other Services 2.3%
26,124	Alten Ltd. (France)	$846,153
1,109,408	CSE Global Ltd. (Singapore)	902,095
1,054,770	CSG Ltd. (Australia)	1,826,856

		3,575,104

	Life Sciences Tools & Services 3.3%
2,734	CMIC Co. Ltd. (Japan)	861,714
1,057	EPS Co. Ltd. (Japan)	2,697,107
21,965	ICON plc ADR* (Ireland)	474,883
63,720	LINICAL Co. Ltd. (Japan)	229,003
30,720	MorphoSys AG* (Germany)	697,662

		4,960,369

	Managed Health Care 0.5%
65,876	OdontoPrev S.A. (Brazil)	773,479

	Oil & Gas Drilling 0.4%
60,577	Phoenix Technology Income Fund** (Canada)	584,399

	Oil & Gas Equipment & Services 1.7%
1,432,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	668,081
116,425	Lamprell plc (United Arab Emirates)	651,558
131,141	Maridive & Oil Services S.A.E. (Egypt)	373,752
78,710	Pason Systems, Inc. (Canada)	934,268

		2,627,659

	Oil & Gas Exploration & Production 4.7%
777,449	Afren plc* (United Kingdom)	1,350,193
100,565	Dragon Oil plc* (Ireland)	695,209
103,358	Gran Tierra Energy, Inc.* (Canada)	797,924
42,000	Ithaca Energy, Inc.* (Canada)	75,411
159,767	Pan Orient Energy Corp.* (Canada)	1,158,305
1,330,000	Petroneft Resources plc* (United Kingdom)	950,237
42,059	Premier Oil plc* (United Kingdom)	1,092,354
69,105	Selan Exploration Technology Ltd. (India)	515,039
86,601	Westfire Energy Ltd.* (Canada)	473,202

		7,107,874

	Packaged Foods & Meats 0.9%
2,197,960	Agthia Group PJSC (United Arab Emirates)	1,352,517

	Personal Products 0.9%
50,252	Atrium Innovations, Inc.* (Canada)	718,408
14,191	Procter & Gamble Hygiene and Healthcare Ltd. (India)	701,576

		1,419,984

	Pharmaceuticals 3.0%
249,610	China Shineway Pharmaceutical Group
	Ltd. (China)	881,434
26,262	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,127,406
54,619	Dechra Pharmaceuticals
	plc (United Kingdom)	403,098
699,600	Genomma Lab Internacional S.A. de C.V.,
	Class B* (Mexico)	1,339,610
29,383	Medy-Tox, Inc.* (Korea)	778,221

		4,529,769

	Property & Casualty Insurance 0.6%
491,253	Beazley plc (United Kingdom)	891,727

	Regional Banks 0.8%
47,932	Canadian Western Bank (Canada)	1,155,560

	Research & Consulting Services 0.8%
368	Nihon M&A Center, Inc. (Japan)	1,237,027

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Restaurants 1.3%
581,950	FU JI Food & Catering Services Holdings Ltd.* *** (China)	$750
1,115,444	KFC Holdings Malaysia Berhad (Malaysia)	1,127,368
12,200	Saint Marc Holdings Co. Ltd. (Japan)	456,723
213	Toridoll.corporation (Japan)	372,543

		1,957,384

	Semiconductor Equipment 0.9%
53,230	Koh Young Technology, Inc.* (Korea)	744,590
76,665	Suss Microtec AG* (Germany)	616,222

		1,360,812

	Semiconductors 3.9%
78,200	CSR plc* (United Kingdom)	440,829
69,411	Hana Micron, Inc.* (Korea)	424,897
71,834	Kontron AG (Germany)	623,192
118,607	Melexis N.V.* (Belgium)	1,796,816
28,788	Melfas, Inc.* (Korea)	684,196
142,837	O2Micro International Ltd. ADR* ‡ (China)	872,734
509,858	Sporton International, Inc. (Taiwan)	1,041,210

		5,883,874

	Specialized Consumer Services 0.1%
185	NOVARESE, Inc. (Japan)	97,071

	Specialized Finance 2.1%
46,880	IMAREX ASA* (Norway)	358,535
87,519	JSE Ltd. (South Africa)	922,210
317	Osaka Securities Exchange Co. Ltd. (Japan)	1,555,094
32,625	Oslo Bors VPS Holding ASA (Norway)	360,408

		3,196,247

	Specialty Chemicals 1.4%
16,358	C. Uyemura & Co. Ltd. (Japan)	601,606
1,704,460	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	560,150
43,070	TechnoSemiChem Co. Ltd. (Korea)	993,415

		2,155,171

	Specialty Stores 0.8%
102,623	easyhome Ltd. (Canada)	1,165,322

	Steel 0.9%
85,490	Ferrexpo plc (United Kingdom)	413,864
297,572	Ratnamani Metals & Tubes Ltd. (India)	888,710

		1,302,574

	Systems Software 1.8%
482,839	GuestLogix, Inc.* (Canada)	552,967
3,685	Simplex Technology, Inc. (Japan)	2,233,735

		2,786,702

	Textiles 0.7%
625,952	S. Kumars Nationwide Ltd.* (India)	1,076,802

	Thrifts & Mortgage Finance 2.1%
195,961	Dewan Housing Finance Corp. Ltd. (India)	1,245,498
46,669	Home Capital Group, Inc. (Canada)	2,015,144

		3,260,642

	Tires & Rubber 0.0%
10,700	Goodyear India Ltd. (India)	64,293

Shares		Value

	Trading Companies & Distributors 1.3%
35,328	Indutrade AB (Sweden)	$975,753
19,730	Richelieu Hardware Ltd. (Canada)	536,167
2,997	Thermador Groupe (France)	432,753

		1,944,673

	Total Common Stocks (cost $104,605,684)	143,972,978

	PREFERRED STOCKS 0.9%

	Regional Banks 0.9%
201,410	Banco Daycoval S.A. Pfd. (Brazil)	1,324,503

	Total Preferred Stocks (cost $660,188)	1,324,503

	LIMITED PARTNERSHIP INTEREST 0.6%

	Oil & Gas Exploration & Production 0.6%
103,319	Zhaikmunai L.P. GDR* (Kazakhstan)	826,552

	Total Limited Partnership Interest (cost $569,882)	826,552

	WARRANTS 0.0%

	Restaurants 0.0%
44,618	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	17,778

	Total Warrants (cost $0)	17,778

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.8%

	Repurchase Agreement 2.8%
$4,292,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $4,385,000 of United States Treasury Bills 0.19% due 3/31/11; value: $4,380,615; repurchase proceeds: $4,292,001‡ (cost $4,292,000)	$4,292,000

	Total Short-Term Investments (cost $4,292,000)	4,292,000

	Total Investments (cost $110,127,754) 98.9%	150,433,811

	Other Assets less Liabilities 1.1%	1,743,759

	NET ASSETS 100.0%	$152,177,570

SEPTEMBER 30, 2010

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%

174,940,000 JPY	USD, State Street Bank and Trust Co., settlement date 10/12/10, (cost $2,000,000 value $2,095,860)	$(95,860)

	Total Forward Foreign Currency Exchange Contracts Short (cost $2,000,000 value $2,095,860)	(95,860)

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

‡All or a portion of this security has been designated as collateral for forward currency contracts (see Note 4).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2010, Wasatch International Opportunities Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	2.1
Belgium	1.2
Brazil	2.9
Canada	8.0
China	15.3
Denmark	0.7
Egypt	1.1
Finland	0.6
France	1.7
Germany	5.7
Hong Kong	0.4
India	6.8
Ireland	0.8
Italy	1.5
Japan	11.9
Kazakhstan	0.6
Korea	9.0
Malaysia	0.8
Mexico	1.9
Netherlands	0.5
Norway	0.5
Singapore	5.2
South Africa	1.3
Sweden	1.7
Switzerland	0.9
Taiwan	1.0
United Arab Emirates	6.9
United Kingdom	8.3
United States	0.7

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Advertising 0.0%
3,315	ReachLocal, Inc.*	$45,760

	Air Freight & Logistics 1.5%
2,849,430	Goodpack Ltd. (Singapore)	4,135,885

	Apparel Retail 0.8%
108,475	Zumiez, Inc.*	2,295,331

	Apparel, Accessories & Luxury Goods 2.2%
1,418,075	Ports Design Ltd. (China)	3,920,161
126,927	Volcom, Inc.*	2,426,844

		6,347,005

	Application Software 7.1%
352,302	Convio, Inc.*	3,248,224
219,273	Interactive Intelligence, Inc.*	3,859,205
126,093	RealPage, Inc.*	2,405,854
114,136	SciQuest, Inc.*	1,378,763
154,645	Tyler Technologies, Inc.*	3,117,643
78,695	Ultimate Software Group, Inc.*	3,040,775
92,190	VanceInfo Technologies, Inc. ADR* (China)	2,981,425

		20,031,889

	Asset Management & Custody Banks 4.8%
70,541	Diamond Hill Investment Group, Inc.	5,149,493
97,009	Solar Capital Ltd.	2,080,843
490,346	Treasury Group Ltd. (Australia)	2,280,510
41,587	Virtus Investment Partners, Inc.*	1,258,423
84,097	Westwood Holdings Group, Inc.	2,845,001

		13,614,270

	Automotive Retail 1.3%
83,410	Monro Muffler Brake, Inc.	3,846,035

	Biotechnology 3.3%
204,295	3SBio, Inc. ADR* (China)	2,651,749
219,914	Abcam plc (United Kingdom)	5,963,678
114,335	Orexigen Therapeutics, Inc.*	678,007

		9,293,434

	Computer Storage & Peripherals 1.0%
287,165	Intevac, Inc.*	2,874,522

	Construction & Engineering 0.4%
100,360	Orion Marine Group, Inc.*	1,245,468

	Consumer Finance 3.2%
318,341	Dollar Financial Corp.*	6,643,777
542,750	United PanAm Financial Corp.*	2,523,787

		9,167,564

	Data Processing & Outsourced Services 2.1%
93,380	hiSoft Technology International Ltd. ADR* (China)	2,296,214
266,630	Wirecard AG (Germany)	3,628,800

		5,925,014

	Diversified Banks 0.4%
167,403	Encore Bancshares, Inc.*	1,203,628

	Diversified Support Services 1.5%
204,615	STR Holdings, Inc.*	4,407,407

	Electronic Manufacturing Services 1.2%
137,145	IPG Photonics Corp.*	3,310,680

Shares		Value

	Environmental & Facilities Services 1.4%
246,550	Heritage-Crystal Clean, Inc.*	$2,477,828
91,485	US Ecology, Inc.	1,463,760

		3,941,588

	Food Retail 0.6%
338,040	QKL Stores, Inc.* (China)	1,629,353

	General Merchandise Stores 0.6%
155,860	Gordman Stores, Inc.*	1,800,183

	Health Care Distributors 1.3%
63,736	MWI Veterinary Supply, Inc.*	3,678,842

	Health Care Equipment 6.9%
141,400	Abaxis, Inc.*	3,266,340
338,433	AtriCure, Inc.*	2,687,158
476,001	Cardica, Inc.*	1,032,922
341,000	Cardica, Inc. PIPE* †	739,970
273,165	Cardiovascular Systems, Inc.*	1,445,043
23,597,360	LMA International N.V.* (Singapore)	5,200,421
70,270	NuVasive, Inc.*	2,469,288
177,150	Synovis Life Technologies, Inc.*	2,648,392

		19,489,534

	Health Care Facilities 1.7%
132,776	AmSurg Corp.*	2,320,925
248,625	NovaMed, Inc.*	2,409,176

		4,730,101

	Health Care Services 6.2%
115,307	Bio-Reference Laboratories, Inc.*	2,405,304
669,825	Clarient, Inc.*	2,264,008
169,807	CorVel Corp.*	7,208,307
129,790	Healthways, Inc.*	1,510,756
108,855	IPC The Hospitalist Co., Inc.*	2,973,919
55,390	LHC Group, Inc.*	1,284,494

		17,646,788

	Health Care Technology 2.1%
75,185	Computer Programs and Systems, Inc.	3,200,626
428,045	RaySearch Laboratories AB (Sweden)	2,649,766

		5,850,392

	Industrial Machinery 1.3%
250,000	AIA Engineering Ltd. (India)	2,225,437
182,635	China Valves Technology, Inc.* (China)	1,417,247

		3,642,684

	Internet Software & Services 4.0%
92,675	Constant Contact, Inc.*	1,986,025
288,490	DealerTrack Holdings, Inc.*	4,927,409
261,275	SPS Commerce, Inc.*	3,349,546
232,605	TechTarget, Inc.*	1,221,176

		11,484,156

	IT Consulting & Other Services 0.6%
931,770	CSG Ltd. (Australia)	1,613,821

	Life Sciences Tools & Services 3.7%
1,348	EPS Co. Ltd. (Japan)	3,439,641
187,499	ICON plc ADR* (Ireland)	4,053,728
263,436	MEDTOX Scientific, Inc.*	3,063,761

		10,557,130

	Oil & Gas Equipment & Services 1.1%
252,800	Pason Systems, Inc. (Canada)	3,000,674

	Oil & Gas Exploration & Production 0.5%
820,710	Ithaca Energy, Inc.* (Canada)	1,473,590

SEPTEMBER 30, 2010

Shares		Value

	Pharmaceuticals 1.1%
414,685	Akorn, Inc.*	$1,675,327
106,000	Alexza Pharmaceuticals, Inc.*	336,020
326,809	Alexza Pharmaceuticals, Inc. PIPE* †	1,035,985

		3,047,332

	Regional Banks 1.9%
133,114	Commonwealth Bankshares, Inc.*	320,805
477,035	First California Financial Group, Inc.*	1,178,276
259,420	Nara Bancorp, Inc.*	1,831,505
217,791	Pacific Continental Corp.	1,971,009

		5,301,595

	Research & Consulting Services 3.3%
128,331	CRA International, Inc.*	2,316,374
316,350	Resources Connection, Inc.	4,352,976
99,395	Stantec, Inc.* (Canada)	2,625,022

		9,294,372

	Restaurants 1.5%
122,865	Peet’s Coffee & Tea, Inc.*	4,205,669

	Semiconductors 10.5%
265,807	Melexis N.V.* (Belgium)	4,026,797
566,885	Micrel, Inc.	5,589,486
79,482	NetLogic Microsystems, Inc.*	2,192,114
865,747	O2Micro International Ltd. ADR* (China)	5,289,714
280,293	Pericom Semiconductor Corp.*	2,435,746
264,483	Power Integrations, Inc.	8,407,915
87,470	Supertex, Inc.*	1,934,836

		29,876,608

	Specialized Finance 0.1%
154,000	Goldwater Bank, N.A.* *** †	281,050

	Specialty Chemicals 0.8%
461,662	Neo Material Technologies, Inc.* (Canada)	2,204,471

	Specialty Stores 4.4%
322,805	Big 5 Sporting Goods Corp.	4,332,043
197,015	easyhome Ltd. (Canada)	2,237,177
241,077	Hibbett Sports, Inc.*	6,014,871

		12,584,091

	Systems Software 2.4%
337,175	OPNET Technologies, Inc.	6,119,726
19,860	Sourcefire, Inc.*	572,763

		6,692,489

	Thrifts & Mortgage Finance 2.3%
578,300	Dewan Housing Finance Corp. Ltd. (India)	3,675,587
64,040	Home Capital Group, Inc. (Canada)	2,765,215

		6,440,802

	Trading Companies &
	Distributors 2.4%
259,162	CAI International, Inc.*	3,931,488
220,363	Rush Enterprises, Inc., Class B*	3,029,991

		6,961,479

	Trucking 2.7%
114,765	Marten Transport, Ltd.	2,660,253
110,422	Old Dominion Freight Line, Inc.*	2,806,927
210,433	Vitran Corp., Inc.* (Canada)	2,304,241

		7,771,421

	Total Common Stocks (cost $241,608,384)	272,944,107

Shares		Value

	PREFERRED STOCKS 1.2%

	Regional Banks 1.2%
504,600	Banco Daycoval S.A. Pfd. (Brazil)	$3,318,326

	Total Preferred Stocks (cost $1,912,500)	3,318,326

	WARRANTS 0.1%

	Health Care Equipment 0.1%
121,124	Cardica, Inc., expiring 6/7/12* *** †	—
322,500	Cardica, Inc., expiring 9/29/14* *** †	232,200

		232,200

	Pharmaceuticals 0.0%
53,000	Alexza Pharmaceuticals, Inc., expiring 8/10/15* *** †	—
294,128	Alexza Pharmaceuticals, Inc., expiring 10/5/16* *** †	117,651

		117,651

	Total Warrants (cost $96,458)	349,851

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$6,492,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $6,225,000 of United States Treasury Notes 4.625% due 2/29/12; value: $6,624,023; repurchase proceeds: $6,492,002 (cost $6,492,000)	$6,492,000

	Total Short-Term Investments (cost $6,492,000)	6,492,000

	Total Investments (cost $250,109,342) 99.8%	283,104,284

	Other Assets less Liabilities 0.2%	446,976

	NET ASSETS 100.0%	$283,551,260

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

At September 30, 2010, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.4
Belgium	1.4
Brazil	1.2
Canada	6.0
China	7.3
Germany	1.3
India	2.1
Ireland	1.5
Japan	1.2
Singapore	3.4
Sweden	1.0
United Kingdom	2.2
United States	70.0

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 85.4%

	Air Freight & Logistics 1.5%
1,800,000	Aramex PJSC* (United Arab Emirates)	$1,078,226
115,000	Transat A.T., Inc.* (Canada)	1,752,317

		2,830,543

	Airlines 1.0%
45,000	Allegiant Travel Co.	1,904,400

	Apparel Retail 1.1%
100,000	Cache, Inc.*	510,000
185,000	Christopher & Banks Corp.	1,463,350

		1,973,350

	Apparel, Accessories & Luxury Goods 2.0%
60,000	LG Fashion Corp. (Korea)	1,789,081
200,000	Ted Baker plc (United Kingdom)	1,766,532
368,477	Zhulian Corp. Bhd. (Malaysia)	230,373

		3,785,986

	Application Software 4.4%
75,000	Ebix, Inc.*	1,758,750
350,000	GSE Systems, Inc.*	1,179,500
380,000	ICSA India Ltd. (India)	1,056,659
80,000	Interactive Intelligence, Inc.*	1,408,000
85,000	JDA Software Group, Inc.*	2,155,600
475,000	Redknee Solutions, Inc.* (Canada)	650,022

		8,208,531

	Asset Management & Custody Banks 3.4%
125,000	Solar Capital Ltd.	2,681,250
360,000	Treasury Group Ltd. (Australia)	1,674,294
63,000	Virtus Investment Partners, Inc.*	1,906,380

		6,261,924

	Auto Parts & Equipment 0.7%
180,000	Martinrea International, Inc.* (Canada)	1,327,704

	Automotive Retail 1.0%
40,000	Monro Muffler Brake, Inc.‡	1,844,400

	Biotechnology 1.4%
800,000	Dyadic International, Inc.*	1,152,000
380,372	Luna Innovations, Inc.*	768,351
85,000	NeurogesX, Inc. PIPE* †	587,350

		2,507,701

	Building Products 0.8%
155,000	NCI Building Systems, Inc.*	1,477,150

	Commercial Printing 0.0%
2,400	Multi-Color Corp.	35,744

	Communications Equipment 2.1%
60,000	Blue Coat Systems, Inc.* ‡	1,443,600
170,000	Dasan Networks, Inc.* (Korea)	1,408,902
450,000	UTStarcom, Inc.*	976,500

		3,829,002

	Computer Hardware 0.8%
200,000	Silicon Graphics International Corp.*	1,552,000

	Computer Storage & Peripherals 0.9%
170,000	Intevac, Inc.*	1,701,700

	Construction & Engineering 1.1%
60,000	Michael Baker Corp.*	1,977,600

Shares		Value

	Consumer Finance 1.9%
300,000	Advance America Cash Advance Centers, Inc.	$1,209,000
80,000	First Cash Financial Services, Inc.*	2,220,000

		3,429,000

	Data Processing & Outsourced Services 2.0%
200,000	DJSP Enterprises, Inc.*	712,000
345,000	Online Resources Corp.*	1,531,800
110,000	Wirecard AG (Germany)	1,497,086

		3,740,886

	Department Stores 0.7%
14,000,000	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,364,706

	Distillers & Vintners 0.6%
300,000	Globus Spirits Ltd. (India)	1,110,270

	Distributors 1.0%
28,000	Delticom AG (Germany)	1,890,887

	Diversified Banks 1.3%
55,556	Idaho Trust Bancorp* *** †	215,002
550,000	Karnataka Bank Ltd. (India)	2,225,214

		2,440,216

	Diversified Metals & Mining 0.7%
90,000	Globe Specialty Metals, Inc.* ‡	1,263,600

	Education Services 1.4%
335,000	China Education Alliance, Inc.* (China)	1,383,550
86,000	Lincoln Educational Services Corp.*	1,239,260

		2,622,810

	Electrical Components & Equipment 0.7%
1,600,000	Wasion Group Holdings Ltd. (China)	1,226,915

	Electronic Manufacturing Services 1.2%
220,000	TTM Technologies, Inc.*	2,153,800

	Environmental & Facilities Services 1.2%
100,000	EnergySolutions, Inc.	503,000
175,000	Heritage-Crystal Clean, Inc.*	1,758,750

		2,261,750

	Food Retail 0.6%
80,000	Susser Holdings Corp.*	1,120,000

	Gas Utilities 1.0%
275,000	Indraprastha Gas Ltd. (India)	1,878,825

	Health Care Distributors 0.7%
500,000	Animal Health International, Inc.*	1,375,000

	Health Care Equipment 3.9%
220,000	AtriCure, Inc.*	1,746,800
221,000	Cardica, Inc. PIPE* †	479,570
60,000	Invacare Corp.	1,590,600
700,000	Solta Medical, Inc.*	1,400,000
65,000	Zoll Medical Corp.*	2,097,550

		7,314,520

	Health Care Services 1.5%
52,000	Bio-Reference Laboratories, Inc.*	1,084,720
75,000	LHC Group, Inc.*	1,739,250

		2,823,970

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Health Care Technology 0.5%
565,996	iCAD, Inc.*	$996,153

	Home Furnishings 0.6%
92,000	Hooker Furniture Corp.	1,069,960

	Home Improvement Retail 2.0%
10,000,000	Ace Hardware Indonesia (Indonesia)	2,268,908
170,000	Byggmax Group AB* (Sweden)	1,447,633

		3,716,541

	Hotels, Resorts & Cruise Lines 0.8%
140,900	Orient-Express Hotels Ltd., Class A*	1,571,035

	Industrial Machinery 2.1%
170,000	China Valves Technology, Inc.* (China)	1,319,200
95,000	Gencor Industries, Inc.*	678,300
110,000	Hurco Cos., Inc.*	1,987,700

		3,985,200

	Internet Software & Services 1.8%
215,000	InfoSpace, Inc.*	1,861,900
255,000	United Online, Inc.	1,458,600

		3,320,500

	Investment Banking & Brokerage 0.9%
345,000	GFI Group, Inc.	1,600,800

	IT Consulting & Other Services 1.1%
150,000	Atea ASA (Norway)	1,187,977
500,000	CSG Ltd. (Australia)	865,998

		2,053,975

	Oil & Gas Equipment & Services 1.5%
140,000	TETRA Technologies, Inc.*	1,428,000
155,000	Willbros Group, Inc.*	1,421,350

		2,849,350

	Oil & Gas Exploration & Production 2.1%
367,535	Abraxas Petroleum Corp.*	1,043,799
230,000	Pan Orient Energy Corp.* (Canada)	1,667,492
160,000	Selan Exploration Technology Ltd. (India)	1,192,478

		3,903,769

	Personal Products 2.0%
90,000	Atrium Innovations, Inc.* (Canada)	1,286,650
250,000	Prestige Brands Holdings, Inc.*	2,472,500

		3,759,150

	Pharmaceuticals 1.5%
38,001	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,631,352
180,000	Whanin Pharmaceutical Co. Ltd. (Korea)	1,084,499

		2,715,851

	Property & Casualty Insurance 0.6%
140,000	SeaBright Holdings, Inc.	1,128,400

	Regional Banks 4.9%
2,100,000	City Union Bank Ltd. (India)	2,117,058
300,000	First California Financial Group, Inc.*	741,000
85,000	First of Long Island Corp. (The)	2,123,300
50,000	Lakeland Financial Corp.	933,000
140,000	OBA Financial Services, Inc.*	1,552,600
80,000	Tower Bancorp, Inc.	1,621,600

		9,088,558

	Restaurants 0.8%
1,000,000	Ajisen China Holdings Ltd. (China)	1,564,574

Shares		Value

	Semiconductor Equipment 0.8%
100,000	Koh Young Technology, Inc.* (Korea)	$1,398,816

	Semiconductors 1.8%
350,000	PLX Technology, Inc.*	1,267,000
88,000	Standard Microsystems Corp.*	2,007,280

		3,274,280

	Specialized Finance 0.8%
41,900	Goldwater Bank, N.A.* *** †	76,468
180,000	Newstar Financial, Inc.*	1,333,800

		1,410,268

	Specialty Chemicals 0.5%
200,000	Neo Material Technologies, Inc.* (Canada)	955,015

	Specialty Stores 2.3%
100,000	Big 5 Sporting Goods Corp.	1,342,000
260,000	easyhome Ltd. (Canada)	2,952,395

		4,294,395

	Steel 2.1%
70,000	Haynes International, Inc.	2,444,400
60,000	Olympic Steel, Inc.‡	1,379,400

		3,823,800

	Systems Software 2.7%
1,400,000	GuestLogix, Inc.* (Canada)	1,603,338
97,000	OPNET Technologies, Inc.	1,760,550
2,600	Simplex Technology, Inc. (Japan)	1,576,041

		4,939,929

	Textiles 1.1%
1,200,000	S. Kumars Nationwide Ltd.* (India)	2,064,315

	Thrifts & Mortgage Finance 3.8%
350,000	Dewan Housing Finance Corp. Ltd. (India)	2,224,547
130,000	Ocean Shore Holding Co.	1,389,700
175,000	Oritani Financial Corp.	1,746,500
205,000	Westfield Financial, Inc.	1,599,000

		6,959,747

	Trading Companies & Distributors 1.0%
100,000	Interline Brands, Inc.* ‡	1,804,000

	Trucking 2.1%
70,000	Marten Transport, Ltd.	1,622,600
75,000	USA Truck, Inc.*	1,123,500
100,000	Vitran Corp., Inc.* (Canada)	1,095,000

		3,841,100

	Water Utilities 0.6%
1,700,000	Sound Global Ltd.* (Singapore)	1,111,027

	Total Common Stocks (cost $139,969,050)	158,435,398

	WARRANTS 0.0%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—

	Health Care Equipment 0.0%
58,140	Cardica, Inc., expiring 6/7/12* *** †	—
110,500	Cardica, Inc., expiring 9/29/14* *** †	79,560

		79,560

	Total Warrants (cost $26,915)	79,560

SEPTEMBER 30, 2010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.3%

	Repurchase Agreement 15.3%
$28,445,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $26,930,000 of United States Treasury Notes 3.125% due 5/15/19; value: $29,017,075; repurchase proceeds: $28,445,000‡ (cost $28,445,000)	$28,445,000

	Total Short-Term Investments (cost $28,445,000)	28,445,000

	Total Investments (cost $168,440,965) 100.7%	186,959,958

	Liabilities less Other Assets (0.7)%	(1,373,087)

	NET ASSETS 100.0%	$185,586,871

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.2%

	Automotive Retail 0.0%
400	Monro Muffler Brake, Inc., expiring 10/16/10, exercise price $45	$64,000

	Communications Equipment 0.0%
600	Blue Coat Systems, Inc., expiring 10/16/10, exercise price $25	36,000

	Diversified Metals & Mining 0.1%
900	Globe Specialty Metals, Inc., expiring 10/16/10, exercise price $12.50	144,000

	Steel 0.1%
400	Olympic Steel, Inc., expiring 10/16/10, exercise price $20	106,000
200	Olympic Steel, Inc., expiring 11/20/10, exercise price $22.50	39,000

		145,000

	Trading Companies & Distributors 0.0%
1,000	Interline Brands, Inc., expiring 10/16/10, exercise price $17.50	60,000

	Total Call Options Written (premium $374,128)	449,000

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for call options written (see Note 4).

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2010, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and options written, were in the following countries:

Country	%
Australia	1.6
Canada	8.4
China	3.5
Germany	2.1
India	8.8
Indonesia	2.3
Japan	1.0
Korea	4.6
Malaysia	0.1
Norway	0.7
Singapore	0.7
Sweden	0.9
United Arab Emirates	0.7
United Kingdom	1.1
United States	63.5

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Aerospace & Defense 2.1%
243,562	HEICO Corp.	$11,116,170
344,538	HEICO Corp., Class A	11,738,409

		22,854,579

	Air Freight & Logistics 1.9%
35,694,386	Aramex PJSC* (United Arab Emirates)	21,381,449

	Aluminum 0.8%
11,305,282	Midas Holdings Ltd. (Singapore)	8,548,336

	Apparel Retail 1.0%
546,319	Zumiez, Inc.*	11,560,110

	Apparel, Accessories & Luxury Goods 1.9%
4,931,685	Ports Design Ltd. (China)	13,633,271
384,108	Volcom, Inc.*	7,344,145

		20,977,416

	Application Software 6.3%
161,820	Concur Technologies, Inc.*	8,000,381
76,162	FactSet Research Systems, Inc.	6,179,023
502,296	RealPage, Inc.*	9,583,807
444,472	SciQuest, Inc.*	5,369,222
1,061,964	Ultimate Software Group, Inc.*	41,034,289

		70,166,722

	Asset Management & Custody Banks 0.7%
284,740	Waddell & Reed Financial, Inc., Class A	7,790,486

	Automotive Retail 1.7%
349,275	O’Reilly Automotive, Inc.* ††	18,581,430

	Biotechnology 1.9%
541,521	Myriad Genetics, Inc.*	8,886,360
314,495	Orexigen Therapeutics, Inc.*	1,864,955
146,199	Orexigen Therapeutics, Inc., Series C PIPE* †	866,960
259,725	Sangamo BioSciences, Inc.*	890,857
469,510	Seattle Genetics, Inc.*	7,291,490
205,700	ZymoGenetics, Inc.*	2,005,575

		21,806,197

	Coal & Consumable Fuels 0.0%
28,490	Amyris, Inc.*	491,453

	Communications Equipment 3.5%
20,515	Calix, Inc.*	294,595
133,645	F5 Networks, Inc.*	13,873,688
531,200	Riverbed Technology, Inc.*	24,212,096

		38,380,379

	Computer & Electronics Retail 0.6%
250,578	hhgregg, Inc.*	6,204,311

	Construction & Farm Machinery & Heavy Trucks 1.2%
186,231	Bucyrus International, Inc.	12,915,120

	Data Processing & Outsourced Services 1.8%
1,483,625	Wirecard AG (Germany)	20,191,947

	Distributors 1.1%
594,933	LKQ Corp.*	12,374,606

	Diversified Banks 2.5%
148,711	HDFC Bank Ltd. ADR (India)	27,417,847

Shares		Value

	Diversified Support Services 3.1%
543,576	Copart, Inc.*	$17,921,701
321,015	Ritchie Bros. Auctioneers, Inc. (Canada)	6,667,482
432,825	STR Holdings, Inc.*	9,323,050

		33,912,233

	Electrical Components & Equipment 0.5%
176,550	Polypore International, Inc.*	5,324,748

	Environmental & Facilities Services 2.0%
2,232,175	RPS Group plc (United Kingdom)	6,554,489
738,060	Tetra Tech, Inc.*	15,477,118

		22,031,607

	Health Care Distributors 1.4%
276,881	MWI Veterinary Supply, Inc.*	15,981,571

	Health Care Equipment 1.5%
493,194	Abaxis, Inc.*	11,392,781
413,221	DexCom, Inc.*	5,462,782
1,620,220	Zonare Medical Systems, Inc.* *** †	275,437

		17,131,000

	Health Care Services 1.1%
248,870	Bio-Reference Laboratories, Inc.*	5,191,428
139,085	MEDNAX, Inc.*	7,413,231
362,782	TargetRX, Inc.* *** †	3,628

		12,608,287

	Health Care Technology 2.6%
364,677	athenahealth, Inc.*	12,041,635
407,725	Computer Programs and Systems, Inc.	17,356,853

		29,398,488

	Human Resource & Employment Services 1.1%
1,728,523	Michael Page International plc (United Kingdom)	12,507,100

	Industrial Machinery 2.0%
813,990	AIA Engineering Ltd. (India)	7,245,933
479,300	Graco, Inc.	15,208,189

		22,454,122

	Internet Retail 2.7%
182,174	Blue Nile, Inc.*	8,104,921
7,495	MakeMyTrip Ltd.* (India)	290,132
415,556	Shutterfly, Inc.*	10,800,301
1,920	Start Today Co. Ltd. (Japan)	5,356,909
569,408	Yoox S.p.A.* (Italy)	5,810,238

		30,362,501

	Internet Software & Services 4.3%
681,735	DealerTrack Holdings, Inc.*	11,644,034
1,145,360	LoopNet, Inc.*	13,561,062
55,500	OpenTable, Inc.*	3,778,440
484,670	VistaPrint N.V.*	18,732,496

		47,716,032

	Investment Banking & Brokerage 0.7%
492,015	optionsXpress Holdings, Inc.*	7,557,350

	IT Consulting & Other Services 2.6%
443,478	Cognizant Technology Solutions Corp., Class A*	28,591,027

	Leisure Facilities 1.8%
518,740	Life Time Fitness, Inc.*	20,474,668

SEPTEMBER 30, 2010

Shares		Value

	Life Sciences Tools & Services 3.2%
408,905	Divi’s Laboratories Ltd. (India)	$6,261,656
596,445	ICON plc ADR* (Ireland)	12,895,141
261,919	Techne Corp.	16,168,260

		35,325,057

	Mortgage REITs 0.9%
665,608	Redwood Trust, Inc.	9,624,692

	Oil & Gas Equipment & Services 3.5%
356,895	Dril-Quip, Inc.*	22,166,749
903,720	Pason Systems, Inc. (Canada)	10,726,933
455,035	TGS-NOPEC Geophysical Co. ASA (Norway)	6,538,670

		39,432,352

	Oil & Gas Exploration & Production 2.2%
413,670	GMX Resources, Inc.*	2,010,436
846,815	Premier Oil plc* (United Kingdom)	21,993,434

		24,003,870

	Other Diversified Financial Services 0.3%
2,661,038	Count Financial Ltd. (Australia)	3,106,839

	Packaged Foods & Meats 1.4%
349,703	Glaxo SmithKline Consumer Healthcare Ltd. (India)	15,767,181

	Pharmaceuticals 0.8%
656,923	Alexza Pharmaceuticals, Inc.*	2,082,446
409,401	Alexza Pharmaceuticals, Inc. PIPE* †	1,297,801
680,112	Dechra Pharmaceuticals plc (United Kingdom)	5,019,348

		8,399,595

	Research & Consulting Services 3.4%
364,396	CRA International, Inc.*	6,577,348
1,399	Exponent, Inc.*	46,992
1,067,444	Resources Connection, Inc.††	14,688,029
610,899	Stantec, Inc.* (Canada)	16,133,843

		37,446,212

	Restaurants 2.1%
693,795	Peet’s Coffee & Tea, Inc.* ‡‡	23,748,603

	Semiconductors 8.7%
425,245	Hittite Microwave Corp.*	20,262,925
573,853	NetLogic Microsystems, Inc.*	15,826,866
1,455,475	O2Micro International Ltd. ADR* (China)	8,892,952
1,329,204	Power Integrations, Inc.	42,255,395
261,285	Silicon Laboratories, Inc.*	9,576,095

		96,814,233

	Specialized Finance 2.4%
789,810	MSCI, Inc., Class A*	26,229,590

	Specialty Stores 3.5%
565,985	Big 5 Sporting Goods Corp.	7,595,519
1,237,511	Hibbett Sports, Inc.*	30,875,899

		38,471,418

	Systems Software 2.8%
832,287	NetSuite, Inc.*	19,617,004
397,432	Sourcefire, Inc.*	11,461,939

		31,078,943

	Trading Companies & Distributors 2.6%
534,700	MSC Industrial Direct Co., Inc., Class A	28,895,188

Shares		Value

	Trucking 2.7%
115,170	J.B. Hunt Transport Services, Inc.	$3,996,399
1,349,737	Knight Transportation, Inc.††	26,090,416

		30,086,815

	Total Common Stocks (cost $791,647,405)	1,076,123,710

	PREFERRED STOCKS 0.8%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	776,271
161,519	Nanosys, Inc., Series E Pfd.* *** †	184,939

		961,210

	Internet Software & Services 0.4%
63,097	Angies List, Series C Pfd.* *** †	4,254,284

	Life Sciences Tools & Services 0.3%
186,947	Fluidigm Corp., Series E Pfd.* *** †	2,617,258

	Total Preferred Stocks (cost $9,056,481)	7,832,752

	LIMITED PARTNERSHIP INTEREST 0.5%

	Other 0.5%
	Greenspring Global Partners II-B, L.P.* *** †	4,218,951
	Greenspring Global Partners III-B, L.P.* *** †	1,034,896

		5,253,847

	Total Limited Partnership Interest (cost $5,468,853)	5,253,847

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc., expiring 6/30/11* *** †	—

	Life Sciences Tools & Services 0.0%
4,049	Fluidigm Corp., expiring 8/18/19* *** †	11

	Pharmaceuticals 0.0%
368,461	Alexza Pharmaceuticals, Inc., expiring 10/5/16* *** †	147,384

	Total Warrants (cost $46,069)	147,395

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	214,781

	Total Rights (cost $406,537)	214,781

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$22,350,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $21,425,000 of United States Treasury Notes 4.625% due 2/29/12; value: $22,798,343; repurchase proceeds: $22,350,006†† (cost $22,350,000)	$22,350,000

	Total Short-Term Investments (cost $22,350,000)	22,350,000

	Total Investments (cost $828,975,345) 100.2%	1,111,922,485

	Liabilities less Other Assets (0.2)%	(1,835,297)

	NET ASSETS 100.0%	$1,110,087,188

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2010, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.3
Canada	3.1
China	2.1
Germany	1.8
India	5.2
Ireland	1.2
Italy	0.5
Japan	0.5
Norway	0.6
Singapore	0.8
United Arab Emirates	2.0
United Kingdom	4.2
United States	77.7

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 98.9%

	Aerospace & Defense 2.7%
165,422	HEICO Corp., Class A	$5,635,928

	Air Freight & Logistics 1.5%
2,202,481	Goodpack Ltd. (Singapore)	3,196,853

	Airlines 1.6%
78,743	Allegiant Travel Co.	3,332,404

	Apparel Retail 0.3%
27,786	Zumiez, Inc.*	587,952

	Apparel, Accessories & Luxury Goods 1.0%
108,390	Volcom, Inc.*	2,072,417

	Application Software 0.7%
64,291	Ebix, Inc.*	1,507,624

	Asset Management & Custody Banks 3.1%
118,885	SEI Investments Co.	2,418,121
194,887	Solar Capital Ltd.	4,180,326

		6,598,447

	Automotive Retail 1.2%
54,605	Monro Muffler Brake, Inc.	2,517,837

	Building Products 0.4%
97,055	NCI Building Systems, Inc.*	924,934

	Communications Equipment 2.0%
118,935	Polycom, Inc.*	3,244,547
449,360	UTStarcom, Inc.*	975,111

		4,219,658

	Computer Storage & Peripherals 1.0%
206,590	Intevac, Inc.*	2,067,966

	Construction & Engineering 2.2%
417,841	Great Lakes Dredge & Dock Corp.	2,427,656
139,080	MYR Group, Inc.*	2,279,521

		4,707,177

	Consumer Finance 4.0%
520,595	Advance America Cash Advance Centers, Inc.	2,097,998
185,813	Dollar Financial Corp.*	3,877,917
532,416	United PanAm Financial Corp.*	2,475,735

		8,451,650

	Data Processing & Outsourced Services 1.7%
141,515	NeuStar, Inc., Class A*	3,518,063

	Diversified Banks 1.3%
255,486	Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	362,790
587,000	Karnataka Bank Ltd. (India)	2,374,911

		2,737,701

	Diversified Metals & Mining 0.6%
90,243	Globe Specialty Metals, Inc.*	1,267,012

	Diversified Support Services 1.9%
124,590	Copart, Inc.*	4,107,732

	Electrical Components & Equipment 2.0%
98,793	Harbin Electric, Inc.*	1,767,407
116,255	Voltamp Transformers Ltd. (India)	2,419,014

		4,186,421

Shares		Value

	Electronic Manufacturing Services 1.4%
310,805	TTM Technologies, Inc.*	$3,042,781

	Food Retail 0.5%
225,020	QKL Stores, Inc.* (China)	1,084,596

	General Merchandise Stores 0.5%
56,325	99 Cents Only Stores*	1,068,165

	Health Care Facilities 2.9%
100,056	AmSurg Corp.*	1,748,979
158,447	Emeritus Corp.*	2,703,106
75,105	VCA Antech, Inc.*	1,583,964

		6,036,049

	Health Care Services 6.7%
303,310	Addus HomeCare Corp.*	1,210,207
166,719	CorVel Corp.*	7,077,221
157,765	Healthways, Inc.*	1,836,385
70,135	LHC Group, Inc.*	1,626,431
44,990	MEDNAX, Inc.*	2,397,967
4,195	National Research Corp.	109,405

		14,257,616

	Health Care Technology 0.7%
114,745	Vital Images, Inc.*	1,518,076

	Heavy Electrical Equipment 1.3%
99,520	General Cable Corp.*	2,698,982

	Industrial Machinery 1.1%
303,343	China Valves Technology, Inc.* (China)	2,353,942

	Internet Software & Services 2.3%
31,495	SPS Commerce, Inc.*	403,766
328,240	United Online, Inc.	1,877,533
69,235	VistaPrint N.V.*	2,675,932

		4,957,231

	Investment Banking & Brokerage 1.0%
136,670	optionsXpress Holdings, Inc.*	2,099,251

	IT Consulting & Other Services 0.7%
864,797	CSG Ltd. (Australia)	1,497,824

	Life Sciences Tools & Services 1.0%
88,690	Pharmaceutical Product Development, Inc.	2,198,625

	Mortgage REITs 3.7%
482,125	MFA Financial, Inc.	3,678,614
285,910	Redwood Trust, Inc.	4,134,258

		7,812,872

	Office Services & Supplies 1.3%
350,500	American Reprographics Co.*	2,751,425

	Oil & Gas Equipment & Services 2.1%
209,346	TETRA Technologies, Inc.*	2,135,329
82,695	TGS-NOPEC Geophysical Co. ASA (Norway)	1,188,294
115,410	Willbros Group, Inc.*	1,058,310

		4,381,933

	Oil & Gas Exploration & Production 4.6%
649,218	Abraxas Petroleum Corp.*	1,843,779
806,510	Afren plc* (United Kingdom)	1,400,664
122,075	Northern Oil and Gas, Inc.*	2,067,950
121,045	Petrohawk Energy Corp.*	1,953,666
41,670	Ultra Petroleum Corp.*	1,749,307
109,565	VAALCO Energy, Inc.*	628,903

		9,644,269

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

Shares		Value

	Personal Products 2.2%
75,490	Herbalife Ltd.	$4,555,822

	Property & Casualty Insurance 2.0%
134,200	SeaBright Holdings, Inc.	1,081,652
132,815	Tower Group, Inc.	3,101,230

		4,182,882

	Regional Banks 4.5%
35,775	City National Corp.	1,898,579
2,233,000	City Union Bank Ltd. (India)	2,251,138
188,716	Commonwealth Bankshares, Inc.*	454,806
54,110	Lakeland Financial Corp.	1,009,693
257,672	Nara Bancorp, Inc.*	1,819,164
63,330	Prosperity Bancshares, Inc.	2,056,325

		9,489,705

	Research & Consulting Services 5.1%
107,847	Corporate Executive Board Co. (The)	3,403,651
97,510	CRA International, Inc.*	1,760,056
151,455	Huron Consulting Group, Inc.*	3,330,495
168,475	Resources Connection, Inc.	2,318,216

		10,812,418

	Semiconductors 8.0%
192,583	Micrel, Inc.	1,898,868
279,555	O2Micro International Ltd. ADR* (China)	1,708,081
509,012	Pericom Semiconductor Corp.*	4,423,314
76,625	Power Integrations, Inc.	2,435,909
188,060	Standard Microsystems Corp.*	4,289,649
93,737	Supertex, Inc.*	2,073,463

		16,829,284

	Specialty Stores 1.0%
157,270	Big 5 Sporting Goods Corp.	2,110,563

	Steel 2.0%
78,228	Haynes International, Inc.	2,731,722
501,000	Ratnamani Metals & Tubes Ltd. (India)	1,496,254

		4,227,976

	Systems Software 1.9%
226,580	OPNET Technologies, Inc.	4,112,427

	Thrifts & Mortgage Finance 2.0%
67,070	LIC Housing Finance Ltd. (India)	2,147,852
215,815	Oritani Financial Corp.	2,153,834

		4,301,686

	Trading Companies & Distributors 4.3%
141,825	Beacon Roofing Supply, Inc.*	2,066,390
195,405	Interline Brands, Inc.*	3,525,106
66,085	MSC Industrial Direct Co., Inc., Class A	3,571,234

		9,162,730

	Trucking 4.9%
174,885	Marten Transport, Ltd.	4,053,834
145,109	Old Dominion Freight Line, Inc.*	3,688,671
244,011	Vitran Corp., Inc.* (Canada)	2,671,921

		10,414,426

	Total Common Stocks (cost $194,209,229)	209,241,332

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$2,096,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $2,010,000 of United States Treasury Notes 4.625% due 2/29/12; value: $2,138,841; repurchase proceeds: $2,096,001 (cost $2,096,000)	$2,096,000

	Total Short-Term Investments (cost $2,096,000)	2,096,000

	Total Investments (cost $196,305,229) 99.9%	211,337,332

	Other Assets less Liabilities 0.1%	234,158

	NET ASSETS 100.0%	$211,571,490

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2010, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.7
Bermuda	0.2
Canada	1.3
China	2.4
India	5.1
Norway	0.6
Singapore	1.5
United Kingdom	0.7
United States	87.5

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 85.5%

	Asset Management & Custody Banks 9.3%
47,284	Ares Capital Corp.	$739,995
20,715	SEI Investments Co.	421,343
30,752	Solar Capital Ltd.	659,630

		1,820,968

	Computer & Electronics Retail 1.2%
5,600	Best Buy Co., Inc.	228,648

	Data Processing & Outsourced Services 9.3%
25,800	Cielo S.A. (Brazil)	224,341
13,200	Fidelity National Information Services, Inc.	358,116
1,965	Mastercard, Inc., Class A	440,160
3,060	Paychex, Inc.	84,120
14,100	Redecard S.A. (Brazil)	218,492
36,100	Wirecard AG (Germany)	491,316

		1,816,545

	Diversified Banks 0.7%
90,056	Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	127,880

	Diversified REITs 2.1%
41,800	CapLease, Inc.	233,662
177,857	Star Asia Finance Ltd.* †	177,857

		411,519

	Diversified Support Services 0.5%
4,385	Ritchie Bros. Auctioneers, Inc. (Canada)	91,076

	Electronic Equipment & Instruments 0.5%
3,150	National Instruments Corp.	102,879

	Fertilizers & Agricultural Chemicals 1.6%
6,700	Monsanto Co.	321,131

	Health Care Services 0.4%
1,535	Chemed Corp.	87,449

	Hypermarkets & Super Centers 1.9%
6,785	Wal-Mart Stores, Inc.	363,133

	Investment Banking & Brokerage 1.4%
1,900	Goldman Sachs Group, Inc. (The)	274,702

	IT Consulting & Other Services 2.7%
3,875	International Business Machines Corp.	519,792

	Leisure Products 0.4%
3,800	Pool Corp.	76,266

	Life Sciences Tools & Services 1.4%
5,350	Eurofins Scientific (France)	274,706

	Mortgage REITs 18.6%
56,600	Anworth Mortgage Asset Corp.	403,558
130,400	Capstead Mortgage Corp.	1,417,448
69,700	MFA Financial, Inc.	531,811
88,050	Redwood Trust, Inc.	1,273,203

		3,626,020

	Multi-Line Insurance 2.1%
10,955	Loews Corp.	415,195

Shares		Value

	Oil & Gas Exploration & Production 3.2%
9,700	Ultra Petroleum Corp.*	$407,206
2,200	Whiting Petroleum Corp.*	210,122

		617,328

	Personal Products 4.1%
13,250	Herbalife Ltd.	799,638

	Pharmaceuticals 6.4%
12,530	Forest Laboratories, Inc.*	387,553
12,665	Teva Pharmaceutical Industries Ltd. ADR (Israel)	668,079
7,658	Valleant Pharmaceuticals International, Inc. (Canada)	191,829

		1,247,461

	Property & Casualty Insurance 0.9%
12,335	Old Republic International Corp.	170,840

	Railroads 1.0%
3,000	Canadian National Railway Co. (Canada)	192,060

	Restaurants 1.4%
3,800	McDonald’s Corp.	283,138

	Semiconductors 11.8%
7,200	Altera Corp.	217,152
19,300	Intel Corp.	371,139
12,570	Linear Technology Corp.	386,276
9,715	Microchip Technology, Inc.	305,537
44,065	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	446,819
21,600	Xilinx, Inc.	574,776

		2,301,699

	Trading Companies & Distributors 0.5%
830	W.W. Grainger, Inc.	98,861

	Wireless Telecommunication Services 2.1%
7,745	America Movil S.A.B. de C.V., Series L ADR (Mexico)	413,041

	Total Common Stocks (cost $15,517,211)	16,681,975

	PREFERRED STOCKS 2.1%

	Diversified Banks 0.0%
3,803	Bank of N.T. Butterfield & Son Ltd. (The) Pfd.* (Bermuda)	5,400

	Regional Banks 2.1%
62,700	Banco Daycoval S.A. Pfd. (Brazil)	412,325

	Total Preferred Stocks (cost $340,844)	417,725

	EXCHANGE TRADED FUNDS 1.8%

	Asset Management & Custody Banks 1.8%
11,310	ProShares UltraShort 20+ Year Treasury*	353,438

	Total Exchange Traded Funds (cost $535,271)	353,438

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 1.2%

	Asset Management & Custody Banks 1.2%
77,279	Star Asia SPV, LLC* *** †	$225,655

	Total Limited Liability Company Membership Interest (cost $578,644)	225,655

	LIMITED PARTNERSHIP INTEREST 2.0%

	Asset Management & Custody Banks 1.0%
17,700	KKR & Co. L.P.	187,620

	Oil & Gas Storage & Transportation 1.0%
4,047	Magellan Midstream Partners L.P.	208,218

	Total Limited Partnership Interest (cost $262,189)	395,838

Principal Amount		Value

	CORPORATE BONDS 0.1%

	Gold 0.1%
$244,116	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † §§ (Canada)	$23,692

	Total Corporate Bonds (cost $231,017)	23,692

	SHORT-TERM INVESTMENTS 7.0%

	Repurchase Agreement 7.0%
$1,357,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $1,305,000 of United States Treasury Notes 4.625% due 2/29/12; value: $1,388,651; repurchase proceeds: $1,357,000 (cost $1,357,000)	1,357,000

	Total Short-Term Investments (cost $1,357,000)	1,357,000

	Total Investments (cost $18,822,176) 99.7%	19,455,323

	Other Assets less Liabilities 0.3%	61,652

	NET ASSETS 100.0%	$19,516,975

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§§In Default.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2010, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	0.7
Brazil	4.7
Canada	2.8
France	1.5
Germany	2.7
Israel	3.7
Mexico	2.3
Taiwan	2.5
United States	79.1

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2010

Shares		Value

	COMMON STOCKS 85.4%

	Air Freight & Logistics 1.2%
2,843,500	Aramex PJSC* (United Arab Emirates)	$1,703,297
16,323	Blue Dart Express Ltd. (India)	408,647

		2,111,944

	Aluminum 0.5%
1,164,000	Midas Holdings Ltd. (Singapore)	880,143

	Apparel Retail 0.0%
2,396	Zumiez, Inc.*	50,699

	Apparel, Accessories & Luxury Goods 1.2%
784,000	Ports Design Ltd. (China)	2,167,309

	Application Software 8.1%
14,455	Concur Technologies, Inc.*	714,655
219,095	Convio, Inc.*	2,020,056
51,386	Interactive Intelligence, Inc.*	904,394
19,000	Pegasystems, Inc.	589,950
131,588	RealPage, Inc.*	2,510,699
69,378	SciQuest, Inc.*	838,086
46,535	SolarWinds, Inc.*	803,194
108,560	Ultimate Software Group, Inc.*	4,194,758
56,240	VanceInfo Technologies, Inc. ADR* (China)	1,818,802

		14,394,594

	Asset Management & Custody Banks 1.9%
209,062	CETIP S.A. (Brazil)	2,059,767
38,823	Westwood Holdings Group, Inc.	1,313,382

		3,373,149

	Auto Parts & Equipment 0.8%
63,950	WABCO-TVS India Ltd. (India)	1,522,788

	Automotive Retail 0.9%
29,275	O’Reilly Automotive, Inc.*	1,557,430

	Biotechnology 1.6%
77,800	Abcam plc (United Kingdom)	2,109,798
81,595	Orexigen Therapeutics, Inc.*	483,859
49,695	Sangamo BioSciences, Inc.*	170,454

		2,764,111

	Communications Equipment 4.2%
29,660	F5 Networks, Inc.*	3,079,005
98,240	Riverbed Technology, Inc.*	4,477,779

		7,556,784

	Computer Storage & Peripherals 0.7%
127,565	Intevac, Inc.*	1,276,926

	Construction & Engineering 0.8%
63,000	MYR Group, Inc.*	1,032,570
31,895	Orion Marine Group, Inc.*	395,817

		1,428,387

	Construction & Farm Machinery & Heavy Trucks 0.7%
18,822	Bucyrus International, Inc.††	1,305,306

	Construction Materials 1.0%
6,295,000	PT Holcim Indonesia Tbk* (Indonesia)	1,710,406

	Consumer Finance 3.2%
103,920	Dollar Financial Corp.*	2,168,810
70,300	First Cash Financial Services, Inc.*	1,950,825
117,000	Mahindra & Mahindra Financial Services Ltd. (India)	1,679,426

		5,799,061

Shares		Value

	Data Processing & Outsourced Services 2.5%
74,579	hiSoft Technology International Ltd. ADR* (China)	$1,833,898
194,325	Wirecard AG (Germany)	2,644,738

		4,478,636

	Diversified Banks 4.6%
47,500	Axis Bank Ltd. (India)	1,619,080
109,580	Bank of Baroda (India)	2,135,146
45,210	HDFC Bank Ltd. (India)	2,503,226
10,951	HDFC Bank Ltd. ADR (India)	2,019,036

		8,276,488

	Diversified Support Services 2.1%
45,480	Copart, Inc.*	1,499,476
101,165	STR Holdings, Inc.*	2,179,094

		3,678,570

	Electronic Manufacturing Services 1.5%
111,003	IPG Photonics Corp.*	2,679,612

	Environmental & Facilities Services 0.6%
104,859	Heritage-Crystal Clean, Inc.*	1,053,833

	Food Retail 0.4%
132,395	QKL Stores, Inc.* (China)	638,144

	General Merchandise Stores 2.1%
57,022	Dollar Tree, Inc.*	2,780,393
77,455	Gordman Stores, Inc.*	894,605

		3,674,998

	Health Care Equipment 6.3%
48,630	Abaxis, Inc.*	1,123,353
295,583	AtriCure, Inc.*	2,346,929
258,600	Cardica, Inc.* ††	561,162
330,000	Cardica, Inc. PIPE* †	716,100
161,474	Cardiovascular Systems, Inc.*	854,197
56,445	DexCom, Inc.*	746,203
38,250	DiaSorin S.p.A. (Italy)	1,570,070
59,841	NuVasive, Inc.*	2,102,813
74,810	Synovis Life Technologies, Inc.*	1,118,410
1,080,146	Zonare Medical Systems, Inc.* *** †	183,625

		11,322,862

	Health Care Services 1.3%
39,360	Bio-Reference Laboratories, Inc.*	821,050
422,629	Clarient, Inc.*	1,428,486
108,917	TargetRX, Inc.* *** †	1,089

		2,250,625

	Health Care Technology 1.3%
22,850	athenahealth, Inc.*	754,507
35,795	Computer Programs and Systems, Inc.	1,523,793

		2,278,300

	Industrial Machinery 0.8%
159,500	AIA Engineering Ltd. (India)	1,419,829

	Internet Retail 1.2%
10,955	MakeMyTrip Ltd.* (India)	424,068
173,120	Yoox S.p.A.* (Italy)	1,766,516

		2,190,584

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Internet Software & Services 2.7%
27,020	Constant Contact, Inc.*	$579,039
56,225	DealerTrack Holdings, Inc.*	960,323
6,915	OpenTable, Inc.*	470,773
122,815	SPS Commerce, Inc.*	1,574,488
34,170	VistaPrint N.V.*	1,320,670
91,388	Xtera Communications, Inc.* *** †	914

		4,906,207

	IT Consulting & Other Services 4.3%
119,621	Cognizant Technology Solutions Corp., Class A*	7,711,966

	Leisure Facilities 0.5%
24,509	Life Time Fitness, Inc.*	967,370

	Life Sciences Tools & Services 1.0%
39,940	Divi’s Laboratories Ltd. (India)	611,610
55,138	ICON plc ADR* (Ireland)	1,192,084

		1,803,694

	Oil & Gas Equipment & Services 0.9%
26,715	Dril-Quip, Inc.*	1,659,269

	Oil & Gas Exploration & Production 0.9%
61,820	Petrohawk Energy Corp.*	997,775
78,000	Selan Exploration Technology Ltd. (India)	581,333

		1,579,108

	Packaged Foods & Meats 0.9%
36,890	Glaxo SmithKline Consumer Healthcare Ltd. (India)	1,663,272

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Pharmaceuticals 0.4%
123,562	Alexza Pharmaceuticals, Inc.*	391,691
75,769	Alexza Pharmaceuticals, Inc. PIPE* †	240,188

		631,879

	Regional Banks 0.5%
835,360	City Union Bank Ltd. (India)	842,146

	Research & Consulting Services 2.2%
78,795	eClerx Services Ltd. (India)	1,017,049
118,600	Resources Connection, Inc.	1,631,936
48,100	Stantec, Inc.* (Canada)	1,270,321

		3,919,306

	Restaurants 0.7%
37,580	Peet’s Coffee & Tea, Inc.*	1,286,363

	Semiconductors 8.4%
50,298	Hittite Microwave Corp.*	2,396,700
59,495	NetLogic Microsystems, Inc.*	1,640,872
355,395	O2Micro International Ltd. ADR* (China)	2,171,463
159,280	Power Integrations, Inc.††	5,063,511
102,235	Silicon Laboratories, Inc.*	3,746,913

		15,019,459

	Specialized Finance 3.4%
5,000	Crisil Ltd. (India)	668,966
27,365	ICRA Ltd. (India)	753,870
138,055	MSCI, Inc., Class A*	4,584,807

		6,007,643

	Specialty Stores 0.8%
60,245	Hibbett Sports, Inc.*	1,503,113

Shares		Value

	Systems Software 3.6%
80,742	NetSuite, Inc.*	$1,903,089
141,435	OPNET Technologies, Inc.	2,567,045
69,465	Sourcefire, Inc.*	2,003,371

		6,473,505

	Thrifts & Mortgage Finance 2.0%
110,510	LIC Housing Finance Ltd. (India)	3,538,976

	Trucking 0.7%
61,915	Knight Transportation, Inc.	1,196,817

	Total Common Stocks (cost $107,831,299)	152,552,115

	PREFERRED STOCKS 0.8%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	194,068
40,380	Nanosys, Inc., Series E Pfd.* *** †	46,235

		240,303

	Health Care Technology 0.7%
253,064	Data Sciences International, Inc. Series B Pfd.* *** †	807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	429,267

		1,236,769

	Total Preferred Stocks (cost $2,021,237)	1,477,072

	LIMITED PARTNERSHIP INTEREST 2.7%

	Other 2.7%
	Greenspring Global Partners II-B, L.P.* *** †	3,797,055
	Greenspring Global Partners III-B, L.P.* *** †	1,034,896

		4,831,951

	Total Limited Partnership Interest (cost $5,034,467)	4,831,951

	WARRANTS 0.1%

	Health Care Equipment 0.1%
165,000	Cardica, Inc., expiring 9/29/14* *** †	118,800
162,021	Zonare Medical Systems, Inc., expiring 6/30/11* *** †	—

		118,800

	Pharmaceuticals 0.0%
33,000	Alexza Pharmaceuticals, Inc., expiring 8/10/15* *** †	—
68,192	Alexza Pharmaceuticals, Inc., expiring 10/5/16* *** †	27,277

		27,277

	Total Warrants (cost $29,149)	146,077

SEPTEMBER 30, 2010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.3%

	Repurchase Agreement 10.3%
$18,309,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $17,555,000 of United States Treasury Notes 4.625% due 2/29/12; value: $18,680,276; repurchase proceeds: $18,309,005†† (cost $18,309,000)	$18,309,000

	Total Short-Term Investments (cost $18,309,000)	18,309,000

	Total Investments (cost $133,225,152) 99.3%	177,316,215

	Other Assets less Liabilities 0.7%	1,249,366

	NET ASSETS 100.0%	$178,565,581

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2010, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.3
Canada	0.8
China	5.4
Germany	1.7
India	14.7
Indonesia	1.1
Ireland	0.7
Italy	2.1
Singapore	0.6
United Arab Emirates	1.1
United Kingdom	1.3
United States	69.2

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Advertising 1.3%
552,840	Omnicom Group, Inc.	$21,826,123

	Aerospace & Defense 2.3%
416,000	Raytheon Co.	19,015,360
310,000	Rockwell Collins, Inc.	18,057,500

		37,072,860

	Agricultural Products 1.7%
865,000	Archer Daniels Midland Co.	27,610,800

	Aluminum 1.0%
1,361,130	Alcoa, Inc.	16,483,285

	Asset Management & Custody Banks 3.5%
707,000	Federated Investors, Inc., Class B	16,091,320
495,000	Northern Trust Corp.	23,878,800
622,000	Waddell & Reed Financial, Inc., Class A	17,017,920

		56,988,040

	Auto Parts & Equipment 1.0%
533,460	Johnson Controls, Inc.	16,270,530

	Coal & Consumable Fuels 1.1%
659,415	Cameco Corp. (Canada)	18,285,578

	Communications Equipment 2.5%
650,000	Harris Corp.	28,788,500
1,118,000	Nokia OYJ ADR (Finland)	11,213,540

		40,002,040

	Computer & Electronics Retail 0.6%
229,770	Best Buy Co., Inc.	9,381,509

	Computer Hardware 1.2%
480,000	Hewlett-Packard Co.	20,193,600

	Construction & Engineering 1.5%
502,000	Fluor Corp.	24,864,060

	Construction & Farm Machinery & Heavy Trucks 1.1%
250,000	Deere & Co.	17,445,000

	Data Processing & Outsourced Services 1.3%
440,000	Computer Sciences Corp.	20,240,000

	Diversified Chemicals 1.5%
556,555	E.I. du Pont de Nemours and Co.	24,833,484

	Diversified Metals & Mining 0.5%
435,000	Anglo American plc ADR (United Kingdom)	8,643,450

	Drug Retail 1.1%
526,435	Walgreen Co.	17,635,572

	Electric Utilities 2.2%
973,000	Duke Energy Corp.	17,231,830
350,000	NextEra Energy, Inc.	19,036,500

		36,268,330

	Electrical Components & Equipment 1.4%
440,000	Emerson Electric Co.	23,170,400

	Electronic Components 1.0%
857,300	Corning, Inc.	15,671,444

	Environmental & Facilities Services 1.5%
679,000	Waste Management, Inc.	24,267,460

Shares		Value

	Fertilizers & Agricultural Chemicals 0.9%
277,000	Syngenta AG ADR (Switzerland)	$13,791,830

	Food Distributors 1.5%
841,440	Sysco Corp.	23,997,869

	Food Retail 1.0%
1,353,200	SUPERVALU, Inc.	15,602,396

	Gold 1.3%
453,520	Barrick Gold Corp. (Canada)	20,993,441

	Health Care Distributors 1.8%
460,000	McKesson Corp.	28,418,800

	Health Care Equipment 3.1%
196,000	C. R. Bard, Inc.	15,960,280
448,000	Covidien plc	18,005,120
325,000	Zimmer Holdings, Inc.*	17,007,250

		50,972,650

	Home Improvement Retail 1.7%
843,790	Home Depot, Inc. (The)	26,731,267

	Household Products 1.3%
330,000	Kimberly-Clark Corp.	21,466,500

	Hypermarkets & Super Centers 1.4%
423,050	Wal-Mart Stores, Inc.	22,641,636

	Industrial Machinery 1.5%
340,000	Parker Hannifin Corp.	23,820,400

	Insurance Brokers 1.2%
811,290	Marsh & McLennan Cos., Inc.	19,568,315

	Integrated Oil & Gas 7.1%
362,000	Chevron Corp.	29,340,100
502,000	ConocoPhillips	28,829,860
467,000	Exxon Mobil Corp.	28,855,930
835,895	Marathon Oil Corp.	27,668,124

		114,694,014

	Integrated Telecommunication Services 3.0%
768,430	AT&T, Inc.	21,977,098
833,000	Verizon Communications, Inc.	27,147,470

		49,124,568

	Investment Banking & Brokerage 1.0%
116,485	Goldman Sachs Group, Inc. (The)	16,841,401

	Life & Health Insurance 1.5%
631,000	MetLife, Inc.	24,261,950

	Multi-Line Insurance 1.8%
773,370	Loews Corp.	29,310,723

	Oil & Gas Drilling 2.8%
572,400	Ensco plc ADR (United Kingdom)	25,603,452
304,540	Transocean Ltd.*	19,578,877

		45,182,329

	Oil & Gas Equipment & Services 1.8%
145,000	National Oilwell Varco, Inc.	6,448,150
355,000	Schlumberger Ltd.	21,871,550

		28,319,700

	Oil & Gas Exploration & Production 2.0%
270,000	Anadarko Petroleum Corp.	15,403,500
401,590	Ultra Petroleum Corp.*	16,858,748

		32,262,248

SEPTEMBER 30, 2010

Shares		Value

	Oil & Gas Storage & Transportation 2.6%
900,000	Spectra Energy Corp.	$20,295,000
1,130,000	Williams Cos., Inc. (The)	21,594,300

		41,889,300

	Other Diversified Financial Services 3.0%
1,704,000	Bank of America Corp.	22,339,440
697,000	JPMorgan Chase & Co.	26,534,790

		48,874,230

	Packaged Foods & Meats 2.4%
840,000	ConAgra Foods, Inc.	18,429,600
423,575	HJ Heinz Co.	20,064,748

		38,494,348

	Personal Products 1.0%
507,500	Avon Products, Inc.	16,295,825

	Pharmaceuticals 5.7%
385,000	Abbott Laboratories	20,112,400
440,000	Eli Lilly and Co.	16,073,200
334,000	Johnson & Johnson	20,694,640
589,000	Merck & Co., Inc.	21,681,090
830,000	Pfizer, Inc.	14,251,100

		92,812,430

	Property & Casualty Insurance 4.3%
737,860	Allstate Corp. (The)	23,279,483
1,375,000	Old Republic International Corp.	19,043,750
538,000	Travelers Cos., Inc. (The)	28,029,800

		70,353,033

	Railroads 1.1%
289,000	Norfolk Southern Corp.	17,198,390

	Semiconductors 3.0%
1,392,385	Intel Corp.	26,775,564
818,000	Texas Instruments, Inc.	22,200,520

		48,976,084

	Soft Drinks 1.2%
300,000	PepsiCo, Inc.	19,932,000

	Specialized Consumer Services 0.4%
500,000	H&R Block, Inc.	6,475,000

	Specialized Finance 1.3%
731,425	NYSE Euronext	20,896,812

	Steel 1.1%
472,090	Nucor Corp.	18,033,838

	Systems Software 1.9%
694,340	Microsoft Corp.	17,004,387
916,390	Symantec Corp.*	13,901,636

		30,906,023

	Technology Distributors 1.3%
780,000	Avnet, Inc.*	21,067,800

	Water Utilities 1.0%
708,085	American Water Works Co., Inc.	16,477,138

	Total Common Stocks (cost $1,453,459,435)	1,593,837,853

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$34,508,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $32,820,000 of United States Treasury Notes 2.625% due 4/30/16; value: $35,199,450; repurchase proceeds: $34,508,010 (cost $34,508,000)	$34,508,000

	Total Short-Term Investments (cost $34,508,000)	34,508,000

	Total Investments (cost $1,487,967,435) 100.4%	1,628,345,853

	Liabilities less Other Assets (0.4)%	(7,233,099)

	NET ASSETS 100.0%	$1,621,112,754

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2010, Wasatch-1st Source Income Equity Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.5
Finland	0.7
Switzerland	0.9
United Kingdom	2.1
United States	93.8

TOTAL	100.0%

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.8%

	Agricultural Products 1.9%
180,000	Archer Daniels Midland Co.‡	$5,745,600

	Application Software 1.2%
200,000	TIBCO Software, Inc.* ‡	3,548,000

	Automotive Retail 1.3%
368,032	Pep Boys — Manny, Moe, & Jack (The)‡	3,893,779

	Brewers 1.2%
75,000	Molson Coors Brewing Co.‡	3,541,500

	Coal & Consumable Fuels 1.4%
101,100	Alpha Natural Resources, Inc.* ‡	4,160,265

	Communications Equipment 5.5%
300,000	Blue Coat Systems, Inc.* ‡	7,218,000
600,000	Brocade Communications Systems, Inc.*	3,504,000
130,000	Cisco Systems, Inc.* ‡	2,847,000
135,000	DG Fastchannel, Inc.* ‡	2,936,250

		16,505,250

	Computer & Electronics Retail 3.4%
250,000	Best Buy Co., Inc.‡	10,207,500

	Computer Hardware 1.5%
565,000	Silicon Graphics International Corp.*	4,384,400

	Construction & Engineering 1.0%
60,000	Fluor Corp.‡	2,971,800

	Diversified Support Services 3.7%
500,000	Iron Mountain, Inc.	11,170,000

	Electrical Components & Equipment 0.7%
50,000	Thomas & Betts Corp.* ‡	2,051,000

	Environmental & Facilities Services 2.1%
100,000	Republic Services, Inc.‡	3,049,000
90,000	Waste Management, Inc.‡	3,216,600

		6,265,600

	Fertilizers & Agricultural Chemicals 1.0%
50,000	Mosaic Co. (The)‡	2,938,000

	Food Distributors 1.0%
100,000	Sysco Corp.‡	2,852,000

	Health Care Equipment 5.1%
150,000	Medtronic, Inc.‡	5,037,000
50,000	St. Jude Medical, Inc.* ‡	1,967,000
650,000	Symmetry Medical, Inc.*	6,266,000
65,000	Zoll Medical Corp.* ‡	2,097,550

		15,367,550

	Health Care Services 1.3%
320,000	Emdeon, Inc., Class A* ‡	3,897,600

	Heavy Electrical Equipment 1.8%
200,000	General Cable Corp.*	5,424,000

	Home Entertainment Software 1.1%
200,000	Electronic Arts, Inc.* ‡	3,286,000

	Household Products 1.1%
50,000	Clorox Co.‡	3,338,000

	Hypermarkets & Super Centers 3.2%
180,000	Wal-Mart Stores, Inc.‡	9,633,600

	Insurance Brokers 0.8%
105,000	Marsh & McLennan Cos., Inc.‡	2,532,600

Shares		Value

	Integrated Oil & Gas 2.2%
70,000	ConocoPhillips	$4,020,100
75,000	Marathon Oil Corp.‡	2,482,500

		6,502,600

	Integrated Telecommunication Services 3.1%
160,000	AT&T, Inc.‡	4,576,000
144,000	Verizon Communications, Inc.‡	4,692,960

		9,268,960

	Internet Retail 1.3%
25,000	Amazon.com, Inc.* ‡	3,926,500

	Internet Software & Services 1.5%
100,000	eBay, Inc.* ‡	2,440,000
350,000	United Online, Inc.	2,002,000

		4,442,000

	IT Consulting & Other Services 1.3%
250,000	Saic, Inc.*	3,995,000

	Life & Health Insurance 2.2%
300,000	Unum Group‡	6,645,000

	Multi-Line Insurance 5.0%
400,000	Loews Corp.‡	15,160,000

	Oil & Gas Drilling 9.9%
110,000	Atwood Oceanics, Inc.*	3,349,500
220,300	Ensco plc ADR‡ (United Kingdom)	9,854,019
300,000	Noble Corp.	10,137,000
190,000	Patterson-UTI Energy, Inc.‡	3,245,200
50,000	Transocean Ltd.*	3,214,500

		29,800,219

	Oil & Gas Equipment & Services 1.1%
75,000	Tidewater, Inc.‡	3,360,750

	Oil & Gas Exploration & Production 5.8%
205,000	Devon Energy Corp.‡	13,271,700
110,000	Range Resources Corp.	4,194,300

		17,466,000

	Oil & Gas Storage & Transportation 1.1%
140,000	Spectra Energy Corp.‡	3,157,000

	Pharmaceuticals 1.0%
50,000	Johnson & Johnson‡	3,098,000

	Property & Casualty Insurance 4.3%
280,000	Allstate Corp. (The)‡	8,834,000
150,000	CNA Financial Corp.* ‡	4,198,500

		13,032,500

	Restaurants 0.9%
35,000	McDonald’s Corp.	2,607,850

	Semiconductors 2.3%
360,000	Intel Corp.‡	6,922,800

	Steel 2.7%
100,000	Nucor Corp.‡	3,820,000
300,000	Steel Dynamics, Inc.‡	4,233,000

		8,053,000

	Systems Software 2.7%
300,000	Oracle Corp.‡	8,055,000

SEPTEMBER 30, 2010

Shares		Value

	Water Utilities 1.1%
75,000	Companhia de Saneamento Basico do
	Estado de Sao Paulo ADR (Brazil)	$3,413,250

	Total Common Stocks (cost $248,124,243)	272,620,473

	PREFERRED STOCKS 1.9%

	Cable & Satellite 0.6%
75,000	Comcast Corp., 7.00%, Series B Pfd.	1,959,750

	Specialized REITs 1.3%
75,000	Public Storage, 6.625%, Series M Pfd.§§§	1,902,750
75,000	Public Storage, 7.25%, Series K Pfd.§§§	1,898,250

		3,801,000

	Total Preferred Stocks (cost $4,672,590)	5,760,750

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.8%

	Repurchase Agreement 10.8%
$32,403,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $30,820,000 of United States Treasury Notes 2.625% due 4/30/16; value: $33,054,450; repurchase proceeds: $32,403,009‡ (cost $32,403,000)	$32,403,000

	Total Short-Term Investments (cost $32,403,000)	32,403,000

	Total Investments (cost $285,199,833) 103.5%	310,784,223

	Liabilities less Other Assets (3.5)%	(10,529,487)

	NET ASSETS 100.0%	$300,254,736

Number of Contracts		Value

	CALL OPTIONS WRITTEN 1.4%

	Application Software 0.3%
2,000	TIBCO Software, Inc., expiring 11/20/10, exercise price $12.5	$1,040,000

	Communications Equipment 0.3%
1,500	Blue Coat Systems, Inc., expiring 1/22/11, exercise price $24	412,500
500	DG Fastchannel, Inc., expiring 12/18/10, exercise price $17.50	245,000
850	DG Fastchannel, Inc., expiring 12/18/10, exercise price $20	297,500

		955,000

Number of Contracts		Value

	Construction & Engineering 0.1%
600	Fluor Corp., expiring 4/16/11, exercise price $49	$318,000

	Fertilizers & Agricultural Chemicals 0.2%
500	Mosaic Co. (The), expiring 12/18/10, exercise price $50	532,000

	Internet Retail 0.3%
150	Amazon.com, Inc., expiring 10/16/10, exercise price $115	634,500
100	Amazon.com, Inc., expiring 1/22/11, exercise price $135	282,000

		916,500

	Oil & Gas Drilling 0.1%
702	Ensco plc, expiring 12/18/10, exercise price $45	193,050

	Systems Software 0.1%
1,000	Oracle Corp., expiring 1/22/11, exercise price $26	218,000

	Total Call Options Written (premium $2,229,695)	4,172,550

Shares		Value

	SECURITIES SOLD SHORT 9.6%

	Application Software 1.3%
80,000	SAP AG ADR (Germany)	$3,944,800

	Diversified Chemicals 1.1%
115,000	Dow Chemical Co. (The)	3,157,900

	Motorcycle Manufacturers 0.2%
23,407	Harley-Davidson, Inc.	665,695

	Residential REITs 1.1%
31,250	AvalonBay Communities, Inc.	3,247,812

	Retail REITs 3.7%
40,000	Federal Realty Investment Trust	3,266,400
123,948	Regency Centers Corp.	4,892,228
33,227	Simon Property Group, Inc.	3,081,472

		11,240,100

	Specialized REITs 0.9%
75,000	Plum Creek Timber Co., Inc.	2,647,500

	Wireless Telecommunication Services 1.3%
75,000	American Tower Corp., Class A*	3,844,500

	Total Securities Sold Short (proceeds $24,430,119)	28,748,307

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written and short sales (see Notes 4 and 3, respectively).

§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments (continued)	SEPTEMBER 30, 2010

At September 30, 2010, Wasatch-1st Source Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Brazil	1.2
United Kingdom	3.6
United States	95.2

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2010

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.0%

$ 6,000,000	U.S. Treasury Bond, 3.50%, 2/15/39	$5,805,000
7,800,000	U.S. Treasury Bond, 3.875%, 8/15/40	8,063,250
6,335,000	U.S. Treasury Bond, 4.25%, 5/15/39	6,964,541
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,577,625
16,420,000	U.S. Treasury Bond, 4.375%, 5/15/40	18,441,795
15,200,000	U.S. Treasury Bond, 4.50%, 2/15/36	17,477,629
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	11,501,560
4,500,000	U.S. Treasury Bond, 4.50%, 8/15/39	5,152,500
2,000,000	U.S. Treasury Bond, 4.625%, 2/15/40	2,336,876
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	26,300,318
109,000,000	U.S. Treasury Strip, principal only, 2/15/31	51,247,331
44,837,000	U.S. Treasury Strip, principal only, 2/15/37	16,156,878
62,151,000	U.S. Treasury Strip, principal only, 5/15/39	19,915,293
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	7,997,210

	Total U.S. Government Obligations (cost $185,327,036)	198,937,806

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
1,318,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $1,265,000 of United States Treasury Notes 4.625% due 2/29/12; value: $1,346,087; repurchase proceeds: $1,318,000 (cost $1,318,000)	1,318,000

	Total Short-Term Investments (cost $1,318,000)	1,318,000

	Total Investments (cost $186,645,036) 99.7%	200,255,806

	Other Assets less Liabilities 0.3%	598,775

	NET ASSETS 100.0%	$200,854,581

	See Notes to Financial Statements.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 2.3%

$1,500,000	Citibank Credit Card Issuance Trust, 4.90%, 6/23/16, Series 2009-A4, Class A4	$1,683,771
600,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17	649,325
850,000	World Financial Network Credit Card Master Note Trust, 4.60%, 9/15/15, Series 2009-A, Class A	879,675

	Total Asset Backed Securities (cost $3,136,258)	3,212,771

	COLLATERALIZED MORTGAGE OBLIGATIONS 25.7%

370,127	ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	379,786
39,501	Banc of America Mortgage Securities, Inc., 3.39038%, 2/25/33, Series 2003-A, Class 3A1†††	35,086
250,000	Banc of America Commercial Mortgage, Inc., 5.228493%, 11/10/42, Series 2005-1, Class A4†††	264,153
345,665	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	348,320
42,275	Credit Suisse First Boston Mortgage Securities Corp., 4.302%, 7/15/36, Series 2004-C3, Class A3	42,243
389,615	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	397,027
153,017	Federal Home Loan Mortgage Corp., 2.651%, 5/1/31, Series 847292†††	160,154
111,373	Federal Home Loan Mortgage Corp., 2.743%, 12/1/32, Series 847527†††	116,223
40,242	Federal Home Loan Mortgage Corp., 2.977%, 8/1/33, Series 847281†††	42,277
362,462	Federal Home Loan Mortgage Corp., 4.097%, 5/1/25, Series 775617†††	376,164
286,155	Federal Home Loan Mortgage Corp., 4.50%, 7/15/15, Series 2864, Class CV	289,668
712,726	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	757,033
112,054	Federal Home Loan Mortgage Corp., 5.00%, 5/15/16, Series R007, Class AL	113,040
283,138	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	292,509
187,344	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	193,646
81,538	Federal Home Loan Mortgage Corp., 5.50%, 10/15/14, Series R014, Class AL	82,003
500,284	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	550,747
210,114	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	224,628
510,447	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	546,308
82,690	Federal Home Loan Mortgage Corp., 5.722%, 11/1/35, Series 1M0010†††	86,244
179,286	Federal Home Loan Mortgage Corp., 5.875%, 5/15/16, Series R007, Class AC	181,069
219,929	Federal National Mortgage Assoc., 2.178%, 11/1/34, Series 782320†††	229,486
379,261	Federal National Mortgage Assoc., 2.305%, 1/1/35, Series 825245†††	391,432
246,432	Federal National Mortgage Assoc., 3.054%, 1/1/18, Series 057735†††	250,676
17,708	Federal National Mortgage Assoc., 3.35%, 10/1/32, Series 659657†††	18,241
261,136	Federal National Mortgage Assoc., 3.525%, 2/1/21, Series 313380†††	267,645

Principal Amount		Value

$ 637,558	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	$675,065
537,994	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	565,284
269,974	Federal National Mortgage Assoc., 4.082%, 7/1/19, Series 070377†††	275,216
277,007	Federal National Mortgage Assoc., 4.25%, 9/25/22, Series 2003-17, Class ED	289,603
660,730	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	701,804
656,468	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	697,277
610,361	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	660,379
548,031	Federal National Mortgage Assoc., 4.50%, 1/25/30, Series 2004-67, Class AC	562,525
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,405,763
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	291,050
76,465	Federal National Mortgage Assoc., 6.30%, 9/25/15, Series 2001-M2, Class C†††	76,908
193,851	First Horizon Asset Securities, Inc., 5.75%, 2/25/33, Series 2002-9, Class 1A3	194,605
1,484,924	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	1,542,638
803,932	Government National Mortgage Assoc., 3.25%, 7/20/37, Series 2010-33, Class AP	823,584
798,053	Government National Mortgage Assoc., 3.387%, 6/16/30, Series 2006-19, Class A	810,511
1,486,207	Government National Mortgage Assoc., 4.00%, 6/20/37, Series 2008-30, Class AC	1,544,455
1,446,113	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,533,377
1,939,873	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	2,040,903
1,731,917	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	1,810,823
994,229	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	1,055,924
303,482	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	309,264
1,299,833	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	1,367,074
1,338,430	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	1,437,787
1,709,803	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	1,783,214
1,314,243	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	1,396,923
650,000	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	710,770
325,790	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	331,140
827,275	Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD	854,939
1,331,586	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	1,400,224
684,195	Government National Mortgage Assoc., 5.00%, 4/20/33, Series 2009-8, Class LA	696,413
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	548,064
409,449	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	431,267
6,267	LB-UBS Commercial Mortgage Trust, 4.187%, 8/15/29, Series 2004-C6, Class A2	6,272

	Total Collateralized Mortgage Obligations (cost $34,510,833)	35,466,853

SEPTEMBER 30, 2010

Principal Amount		Value

	CORPORATE BONDS 28.8%

	Aerospace & Defense 0.4%
$ 200,000	General Dynamics Corp., 4.25%, 5/15/13	$217,483
250,000	Martin Marietta Corp., 7.375%, 4/15/13	285,386

		502,869

	Air Freight & Logistics 0.4%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	545,896

	Automotive Retail 0.2%
300,000	AutoZone, Inc., 5.50%, 11/15/15	334,944

	Biotechnology 0.2%
300,000	Amgen, Inc., 4.85%, 11/18/14	339,227

	Cable & Satellite 0.4%
550,000	Comcast Corp., 5.30%, 1/15/14	614,586

	Computer Hardware 0.7%
600,000	Hewlett-Packard Co., 2.125%, 9/13/15	605,200
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	329,107

		934,307

	Construction & Farm Machinery & Heavy Trucks 1.0%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	587,764
250,000	John Deere Capital Corp., 4.90%, 9/9/13 MTN	276,045
500,000	PACCAR Financial Corp., 1.95%, 12/17/12 MTN	509,537

		1,373,346

	Consumer Finance 0.6%
700,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	770,417

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	597,082

	Diversified Banks 4.1%
1,000,000	Bank of America Corp., 7.375%, 5/15/14	1,149,353
500,000	HSBC Capital Funding L.P., 4.61%, 6/27/13††† §§§ (Jersey, C.I.)	477,036
325,000	HSBC Finance Corp., 6.375%, 10/15/11	342,261
950,000	Royal Bank of Canada Certificate of Deposit, 2.25%, 3/15/13 (Canada)	978,651
500,000	SouthTrust Corp., 5.80%, 6/15/14	548,334
650,000	U.S. Bancorp, 4.20%, 5/15/14	712,301
750,000	Wachovia Corp., 5.25%, 8/1/14	815,228
700,000	Wells Fargo & Co., 0.58781%, 1/24/12†††	697,266

		5,720,430

	Diversified Metals & Mining 0.4%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	480,764

	Drug Retail 0.7%
550,000	CVS Caremark Corp., 5.75%, 8/15/11	573,072
400,000	Walgreen Co., 4.875%, 8/1/13	443,759

		1,016,831

	Electric Utilities 1.0%
300,000	Florida Power & Light Co., 4.85%, 2/1/13	326,530
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	650,726
350,000	Energy East Corp., 6.75%, 6/15/12	378,994

		1,356,250

Principal Amount		Value

	Footwear 0.5%
$ 600,000	Nike, Inc., 5.15%, 10/15/15 MTN	$695,461

	Health Care Distributors 0.5%
650,000	Cardinal Health, Inc., 5.50%, 6/15/13	713,176

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	279,921

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12	381,398

	Industrial Conglomerates 3.6%
500,000	3M Co., 4.375%, 8/15/13 MTN	550,833
1,250,000	General Electric Capital Corp., 3.75%, 11/14/14, Series A	1,323,690
1,000,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,101,397
1,000,000	General Electric Capital Corp., 5.90%, 5/13/14	1,132,604
740,000	Tyco International Finance Ltd. S.A., 6.00%, 11/15/13	838,709

		4,947,233

	Industrial Gases 0.5%
600,000	Praxair, Inc., 2.125%, 6/14/13	616,826

	Industrial Machinery 0.5%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	653,056

	Integrated Oil & Gas 1.0%
500,000	ConocoPhillips, 4.60%, 1/15/15	561,550
750,000	Marathon Oil Canada Corp., 8.375%, 5/1/12 (Canada)	825,809

		1,387,359

	Integrated Telecommunication Services 1.0%
170,774	Ameritech Capital Funding, 9.10%, 6/1/16	210,003
870,000	AT&T, Inc., 2.50%, 8/15/15	886,517
300,000	Verizon Global Funding Corp., 4.375%, 6/1/13	325,081

		1,421,601

	Investment Banking & Brokerage 0.4%
500,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	549,708

	Life & Health Insurance 1.3%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	541,022
600,000	Prudential Financial, Inc., 6.20%, 1/15/15	675,803
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA	568,800

		1,785,625

	Movies & Entertainment 0.2%
250,000	Walt Disney Co. (The), 4.50%, 12/15/13	277,041

	Oil & Gas Exploration & Production 0.2%
300,000	Apache Corp., 6.25%, 4/15/12	324,509

	Other Diversified Financial Services 1.3%
1,350,000	Bear Stearns Co., LLC (The), 5.70%, 11/15/14	1,522,178
260,000	Source One Mortgage Services, 9.00%, 6/1/12, Series B	281,162

		1,803,340

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	Personal Products 0.5%
$ 655,000	Avon Products, Inc., 5.625%, 3/1/14	$743,274

	Pharmaceuticals 2.1%
600,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	722,218
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,206,314
725,000	Pharmacia Corp., 6.50%, 12/1/18	907,929

		2,836,461

	Property & Casualty Insurance 1.1%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	500,525
650,000	Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	715,131
325,000	Progressive Corp. (The), 6.375%, 1/15/12	343,898

		1,559,554

	Railroads 0.6%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	323,079
500,000	Union Pacific Corp., 6.125%, 1/15/12	530,706

		853,785

	Regional Banks 0.8%
800,000	BB&T Corp., 4.75%, 10/1/12	847,180
200,000	Fifth Third Bancorp, 5.45%, 1/15/17	209,816

		1,056,996

	Soft Drinks 0.5%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	645,870

	Special Purpose Entity 0.1%
162,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10†††	167,440

	Specialized Finance 0.5%
600,000	CME Group, Inc., 5.40%, 8/1/13	671,128

	Systems Software 0.6%
750,000	Oracle Corp., 3.75%, 7/8/14	817,354

	Total Corporate Bonds (cost $37,404,533)	39,775,065

	MUNICIPAL BONDS 0.9%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	728,592
500,000	Richmond, CA Joint Powers Financing Authority Revenue, 8.25%, 7/1/19	536,880

	Total Municipal Bonds (cost $1,153,126)	1,265,472

Shares		Value

	MUTUAL FUNDS 0.6%

	Mutual Funds 0.6%
49,765	Eaton Vance Short Duration Diversified Income Fund	$870,390

	Total Mutual Funds (cost $751,526)	870,390

	EXCHANGE TRADED FUNDS 1.0%

12,000	iShares iBoxx Investment Grade Corporate Bond Fund	1,357,080

	Total Exchange Traded Funds (cost $1,069,331)	1,357,080

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 22.6%

$1,000,000	Federal Farm Credit Bank, 0.06%, 5/24/12	$1,000,295
1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	1,052,881
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,102,302
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,090,607
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	735,204
500,000	Federal Farm Credit Bank, 4.875%, 1/17/17	580,981
1,000,000	Federal Home Loan Bank, 1.25%, 4/15/14	1,005,525
1,000,000	Federal Home Loan Bank, 2.00%, 7/17/14	1,021,913
400,000	Federal Home Loan Bank, 5.00%, 12/16/11, Series WE11	422,224
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,680,597
1,000,000	Federal Home Loan Mortgage Corp., 3.50%, 5/29/13	1,072,633
3,100,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	3,583,287
1,400,000	Federal Home Loan Mortgage Corp., 5.50%, 3/28/16	1,432,637
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	733,616
2,000,000	Federal National Mortgage Assoc., 0.65%, 6/3/13	1,999,412
2,000,000	Federal National Mortgage Assoc., 0.80%, 9/28/12	2,002,022
1,000,000	Federal National Mortgage Assoc., 1.00%, 2/25/13	1,001,396
800,000	Federal National Mortgage Assoc., 1.50%, 9/23/14	801,267
1,000,000	Federal National Mortgage Assoc., 2.05%, 5/21/14	1,008,820
900,000	Federal National Mortgage Assoc., 2.375%, 3/23/12	906,697
600,000	Federal National Mortgage Assoc., 4.00%, 1/18/13	605,596
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,100,515
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	670,955
654,130	New Valley Generation IV, 4.687%, 1/15/22***	704,694
1,000,000	Tennessee Valley Authority, 0.00%, 11/1/18, Series C	784,842
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	902,289
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,256,947

	Total U.S. Government Agency Securities (cost $30,188,209)	31,260,154

	U.S. TREASURY BONDS 12.4%

4,025,000	U.S. Treasury Bond, 3.25%, 12/31/16	4,392,595
9,400,000	U.S. Treasury Bond, 3.75%, 11/15/18	10,501,567
1,900,000	U.S. Treasury Bond, 4.25%, 8/15/15	2,171,493

	Total U.S. Treasury Bonds (cost $16,132,266)	17,065,655

SEPTEMBER 30, 2010

Principal Amount		Value

	U.S. TREASURY INFLATION PROTECTED BONDS 2.0%

$2,549,568	U.S. Treasury Bond, 1.625%, 1/15/18#	$2,766,082

	Total U.S. Treasury Inflation Protected Bonds (cost $2,488,022)	2,766,082

Shares		Value

	PREFERRED STOCKS 0.7%

	Investment Banking & Brokerage 0.2%
10,000	Morgan Stanley Cap Tr VI, 6.60%, 2/1/46 Pfd.	$250,300

	Other Diversified Financial Services 0.5%
10,000	Bank of America Corp., 8.20%, 5/1/13, Series H Pfd.§§§	260,600
20,000	Bank One Capital TR VI, 7.20% Pfd.	516,400

		777,000

	Total Preferred Stocks (cost $981,266)	1,027,300

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$2,980,000	Repurchase Agreement dated 9/30/10, 0.01% due 10/1/10 with State Street Bank and Trust Co. collateralized by $2,825,000 of United States Treasury Notes 3.125% due 5/15/19; value: $3,043,938; repurchase proceeds: $2,980,001 (cost $2,980,000)	$2,980,000

	Total Short-Term Investments (cost $2,980,000)	2,980,000

	Total Investments (cost $130,795,370) 99.2%	137,046,822

	Other Assets less Liabilities 0.8%	1,048,287

	NET ASSETS 100.0%	$138,095,109

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†††Variable Rate Securities.

§§§Perpetual Maturity. Callable any time after first call date.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2010, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.7
Jersey, Channel Islands	0.3
United Kingdom	1.0
United States	97.0

TOTAL	100.0%

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Assets:
Investments, at cost
Unaffiliated issuers	$319,257,636	$359,528,683	$172,718,433
Repurchase agreements	16,653,000	14,721,000	10,658,000

	$335,910,636	$374,249,683	$183,376,433

Investments, at market value
Unaffiliated issuers	$401,047,262	$441,296,399	$224,507,295
Repurchase agreements	16,653,000	14,721,000	10,658,000

	417,700,262	456,017,399	235,165,295
Cash	384	898	7,977
Foreign currency on deposit (cost of $27, $1,442,861, $240,006, $27,769, $145,423, $108,078, $1,977,338, and $11, respectively)	30	1,460,799	240,685
Receivable for investment securities sold	1,246,861	998,178	609,988
Capital shares receivable	281,377	2,986,335	172,847
Interest and dividends receivable	316,246	262,128	281,025
Prepaid expenses and other assets	27,908	35,386	26,046

Total Assets	419,573,068	461,761,123	236,503,863

Liabilities:
Payable for securities purchased	—	11,312,696	886,061
Capital shares payable	147,161	269,725	140,497
Payable to Advisor	332,279	316,352	354,539
Accrued fund administration fees	7,429	7,049	4,055
Accrued expenses and other liabilities	215,369	271,951	109,006
Other payables	229,117	2,832,195	105,898
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	931,355	15,009,968	1,600,056

Net Assets	$418,641,713	$446,751,155	$234,903,807

Net Assets Consist of:
Capital stock	$139,785	$1,883,583	$591,927
Paid-in capital in excess of par	456,850,114	381,327,074	175,072,000
Undistributed net investment income (loss)	2,636,473	(117,824)	(816,038)
Undistributed net realized gain (loss) on investments and foreign currency translations	(122,545,269)	(15,281,820)	8,367,392
Net unrealized appreciation on investments and foreign currency translations	81,560,610	78,940,142	51,688,526

Net Assets	$418,641,713	$446,751,155	$234,903,807

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	13,978,467	188,358,295	59,192,688

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$29.95	$2.37	$3.97

See Notes to Financial Statements.

SEPTEMBER 30, 2010

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$55,377,229	$60,463,711	$194,684,808	$105,835,754	$243,617,342
1,179,000	2,810,000	12,766,000	4,292,000	6,492,000

$56,556,229	$63,273,711	$207,450,808	$110,127,754	$250,109,342

$64,528,512	$75,342,566	$272,730,345	$146,141,811	$276,612,284
1,179,000	2,810,000	12,766,000	4,292,000	6,492,000

65,707,512	78,152,566	285,496,345	150,433,811	283,104,284
943	15,387	920	763	477
27,728	152,680	108,537	2,048,457	11
673,019	—	252,938	1,918,470	1,203,983
3,728	2,997	1,560,849	83,107	23,621
29,490	43,381	337,136	215,755	181,914
14,491	15,812	23,481	13,351	20,667

66,456,911	78,382,823	287,780,206	154,713,714	284,534,957

514,816	—	1,151,887	1,753,356	189,504
22,899	4,248	104,889	62,385	37,865
78,022	41,810	316,021	231,584	438,320
1,161	1,390	4,681	2,632	5,012
73,077	61,740	112,616	181,409	108,745
—	—	644,144	208,918	204,251
—	—	—	95,860	—

689,975	109,188	2,334,238	2,536,144	983,697

$65,766,936	$78,273,635	$285,445,968	$152,177,570	$283,551,260

$48,165	$73,169	$153,000	$591,486	$638,535
84,866,063	70,360,329	274,710,980	112,663,520	338,732,673
35	658,864	198,092	(652,260)	(46,442)
(28,300,251)	(7,704,839)	(67,018,996)	(501,354)	(88,565,682)
9,152,924	14,886,112	77,402,892	40,076,178	32,792,176

$65,766,936	$78,273,635	$285,445,968	$152,177,570	$283,551,260

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
4,816,529	7,316,926	15,299,997	59,148,640	63,853,499

$13.65	$10.70	$18.66	$2.57	$4.44

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$139,995,965	$787,375,000	$194,209,229
Affiliated issuers*	—	19,250,345	—
Repurchase agreements	28,445,000	22,350,000	2,096,000

	$168,440,965	$828,975,345	$196,305,229

Investments, at market value
Unaffiliated issuers	$158,514,958	$1,065,823,882	$209,241,332
Affiliated issuers*	—	23,748,603	—
Repurchase agreements	28,445,000	22,350,000	2,096,000

	186,959,958	1,111,922,485	211,337,332
Cash	449	299	630
Foreign currency on deposit (cost of $6,651, $0, $0, $9,490, $0, $0, $0, $0, and $0, respectively)	6,684	—	—
Receivable for investment securities sold	226,868	—	2,751,397
Receivable from broker for securities sold short	—	—	—
Capital shares receivable	125,877	1,184,165	30,827
Interest and dividends receivable	126,838	449,066	229,970
Prepaid expenses and other assets	26,443	53,626	20,011

Total Assets	187,473,117	1,113,609,641	214,370,167

Liabilities:
Call options written at value (premiums of $374,128, $0, $0, $0, $0, $0, $2,229,695, $0, and $0, respectively)	449,000	—	—
Securities sold short, at value (proceeds of $0, $0, $0, $0, $0, $0, $24,430,119, $0, and $0, respectively)	—	—	—
Payable for securities purchased	662,973	—	1,836,187
Capital shares payable	97,283	1,861,685	156,082
Dividends payable to shareholders	—	—	—
Payable to Advisor	258,622	867,309	251,734
Accrued fund administration fees	3,301	19,358	3,750
Accrued expenses and other liabilities	129,375	443,654	144,997
Other payables	285,692	330,447	405,927

Total Liabilities	1,886,246	3,522,453	2,798,677

Net Assets	$185,586,871	$1,110,087,188	$211,571,490

Net Assets Consist of:
Capital stock	$780,318	$324,234	$685,933
Paid-in capital in excess of par	180,144,455	867,843,519	332,185,793
Undistributed net investment income (loss)	(462,295)	(114,405)	715,613
Undistributed net realized gain (loss) on investments and foreign currency translations	(13,035,885)	(40,587,301)	(136,643,068)
Net unrealized appreciation on investments and foreign currency translations	18,160,278	282,621,141	14,627,219

Net Assets	$185,586,871	$1,110,087,188	$211,571,490

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	78,031,846	32,423,417	68,593,301

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$2.38	$34.24	$3.08

*	See Note 10 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2010

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$17,465,176	$114,916,152	$1,453,459,435	$252,796,833	$185,327,036	$127,815,370
—	—	—	—	—	—
1,357,000	18,309,000	34,508,000	32,403,000	1,318,000	2,980,000

$18,822,176	$133,225,152	$1,487,967,435	$285,199,833	$186,645,036	$130,795,370

$18,098,323	$159,007,215	$1,593,837,853	$278,381,223	$198,937,806	$134,066,822
—	—	—	—	—	—
1,357,000	18,309,000	34,508,000	32,403,000	1,318,000	2,980,000

19,455,323	177,316,215	1,628,345,853	310,784,223	200,255,806	137,046,822
730	612	974	491	531	320

9,490	—	—	—	—	—
—	974,371	—	1,635,055	—	—
—	—	—	25,437,599	—	—
308	766,691	1,094,405	353,503	309,871	85,682
97,279	15,718	2,525,639	201,514	874,758	1,136,862
12,094	35,188	135,721	25,430	21,213	19,488

19,575,224	179,108,795	1,632,102,592	338,437,815	201,462,179	138,289,174

—	—	—	4,172,550	—	—

—	—	—	28,748,307	—	—
1	88,440	6,502,612	4,242,233	—	—
8,895	138,035	2,587,373	536,748	293,276	34,310
3,920	—	331,089	10,700	156,953	44,198
15,128	169,281	990,926	268,836	81,089	61,170
350	3,003	29,212	5,449	3,576	2,473
29,955	109,762	548,626	123,975	72,704	51,914
—	34,693	—	74,281	—	—

58,249	543,214	10,989,838	38,183,079	607,598	194,065

$19,516,975	$178,565,581	$1,621,112,754	$300,254,736	$200,854,581	$138,095,109

$25,997	$90,195	$1,282,969	$255,820	$117,007	$133,532
27,300,267	174,674,261	1,545,121,117	292,186,117	176,860,428	134,727,246
66,363	(759,055)	(331,089)	48,857	16,351	23,571
(8,508,837)	(39,496,407)	(65,338,670)	(11,559,405)	10,250,025	(3,040,692)
633,185	44,056,587	140,378,427	19,323,347	13,610,770	6,251,452

$19,516,975	$178,565,581	$1,621,112,754	$300,254,736	$200,854,581	$138,095,109

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
2,599,671	9,019,499	128,296,884	25,581,974	11,700,690	13,353,212

$7.51	$19.80	$12.64	$11.74	$17.17	$10.34

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Investment Income:
Interest	$1,852	$1,111	$1,014
Dividends[1]
Unaffiliated issuers	5,165,362	4,305,133	2,515,918

Total investment income	5,167,214	4,306,244	2,516,932

Expenses:
Investment advisory fees	3,962,235	2,618,291	3,222,553
Shareholder servicing fees	590,074	370,544	252,416
Fund administration fees	92,186	34,789	39,200
Fund accounting fees	65,283	54,732	75,992
Reports to shareholders	148,046	75,066	68,478
Custody fees	69,107	278,472	98,064
Federal and state registration fees	35,290	72,898	51,088
Legal fees	19,014	6,036	10,310
Trustees’ fees	26,787	5,122	8,907
Interest	9,034	1,645	2,811
Audit fees and other expenses	87,198	59,358	35,321

Total expenses before reimbursement	5,104,254	3,576,953	3,865,140
Reimbursement of expenses by Advisor	—	(495,910)	(138,025)

Net Expenses	5,104,254	3,081,043	3,727,115

Net Investment Income (Loss)	62,960	1,225,201	(1,210,183)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	995,642	7,609,300	9,887,660
Net realized gain on options written	—	—	—
Realized foreign capital gains taxes	—	(152,101)	(38,060)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	54,730,781	73,583,864	25,025,655
Deferred foreign capital gains taxes	(229,117)	(2,832,195)	(105,898)

Net gain on investments	55,497,306	78,208,868	34,769,357

Net Increase in Net Assets Resulting from Operations	$55,560,266	$79,434,069	$33,559,174

[1]Net	of $49,269, $323,610, $139,873, $36,294, $11,923, $258,548, $122,772, and $66,497 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2010

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$1,131	$230	$570	$903	$671

751,983	1,364,945	3,823,226	2,054,622	3,019,197

753,114	1,365,175	3,823,796	2,055,525	3,019,868

929,335	539,144	2,926,036	2,415,521	5,412,265
163,987	170,868	290,015	423,029	264,482
14,524	17,974	45,780	29,152	64,914
28,786	22,695	54,907	54,175	54,892
33,714	30,080	53,538	104,110	78,500
23,924	9,319	151,447	137,380	63,629
19,226	19,133	33,212	30,062	29,127
7,228	4,344	11,106	7,617	15,670
4,105	5,205	12,012	7,173	18,407
1,347	1,708	3,951	2,515	6,066
45,472	33,023	49,754	38,393	52,958

1,271,648	853,493	3,631,758	3,249,127	6,060,910
(57,495)	(115,666)	—	(446,728)	—

1,214,153	737,827	3,631,758	2,802,399	6,060,910

(461,039)	627,348	192,038	(746,874)	(3,041,042)

10,226,634	2,847,249	14,150,912	15,208,761	(1,922,995)
—	630	—	—	—
—	—	(393,764)	(96,400)	—
2,966,542	8,005,190	48,798,984	19,388,244	41,538,066
—	—	(644,152)	(208,918)	(204,251)

13,193,176	10,853,069	61,911,980	34,291,687	39,410,820

$12,732,137	$11,480,417	$62,104,018	$33,544,813	$36,369,778

WASATCH FUNDS — Statements of Operations (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Investment Income:
Interest	$2,872	$7,490	$688
Dividends[1]
Unaffiliated issuers	1,555,091	5,072,715	3,487,363

Total investment income	1,557,963	5,080,205	3,488,051

Expenses:
Investment advisory fees	3,250,692	9,481,597	3,225,725
Shareholder servicing fees	372,246	1,370,872	418,770
Fund administration fees	39,302	222,544	50,220
Fund accounting fees	44,314	141,280	44,048
Reports to shareholders	86,271	350,750	96,509
Custody fees	53,324	197,260	36,179
Federal and state registration fees	41,339	90,486	23,828
Legal fees	10,040	55,467	11,962
Trustees’ fees	9,202	57,757	14,533
Dividends on securities sold short	—	—	—
Interest	3,019	19,483	4,807
Audit fees and other expenses	40,256	83,269	49,332

Total expenses before reimbursement	3,950,005	12,070,765	3,975,913
Reimbursement of expenses by Advisor	(188,280)	—	—
Fair Fund reimbursement	—	—	—

Net Expenses	3,761,725	12,070,765	3,975,913

Net Investment Income (Loss)	(2,203,762)	(6,990,560)	(487,862)

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	19,739,412	30,868,546	19,593,691
Net realized gain on options written	866,253	—	—
Net realized gain (loss) on short positions	—	—	—
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(799,110)	148,904,599	6,121,502
Deferred foreign capital gains taxes	(285,692)	(330,447)	(405,928)

Net gain on investments	19,520,863	179,442,698	25,309,265

Net Increase in Net Assets Resulting from Operations	$17,317,101	$172,452,138	$24,821,403

[1]	Net of $45,462, $138,933, $0, $7,572, $4,798, $176,645, $814, $0, and $(553) in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2010

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$23,856	$346	$5,590	$4,612	$6,612,936	$4,336,273

940,019	684,042	38,337,627	4,131,629	—	177,023

963,875	684,388	38,343,217	4,136,241	6,612,936	4,513,296

126,217	1,575,741	13,994,494	2,621,146	766,374	690,999
37,869	254,299	2,111,258	280,731	211,326	50,667
4,188	29,510	363,664	55,600	35,327	29,294
17,830	37,388	212,165	42,268	24,937	48,982
4,245	62,664	464,437	72,431	39,686	7,013
3,996	56,962	39,910	17,763	3,882	14,864
18,857	28,671	131,217	49,392	57,024	23,900
1,065	7,048	93,365	12,306	7,035	6,913
1,195	8,080	97,701	12,110	9,881	7,981
993	—	—	710,156	—	—
6,108	4,958	31,617	166,699	—	—
18,796	53,428	116,977	34,467	39,244	32,456

241,359	2,118,749	17,656,805	4,075,069	1,194,716	913,069
(62,205)	—	(447,505)	—	(40,761)	—
—	—	(15,191)	(633)	—	(9,084)

179,154	2,118,749	17,194,109	4,074,436	1,153,955	903,985

784,721	(1,434,361)	21,149,108	61,805	5,458,981	3,609,311

495,507	12,230,959	32,788,451	7,401,409	10,365,841	940,819
18,481	—	—	4,803,888	—	—
375,162	—	—	(6,388,985)	—	—
—	—	—	—	—	—

902,027	21,105,951	39,555,366	3,599,357	4,266,518	2,872,059
—	(34,693)	—	—	—	—

1,791,177	33,302,217	72,343,817	9,415,669	14,632,359	3,812,878

$2,575,898	$31,867,856	$93,492,925	$9,477,474	$20,091,340	$7,422,189

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$62,960	$948,569	$1,225,201	$31,806
Net realized gain (loss) on investments and foreign currency translations	995,642	(113,256,495)	7,457,199	(19,252,248)
Net realized gain on options written	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	54,501,664	63,460,370	70,751,669	25,172,055

Net increase (decrease) in net assets resulting from operations	55,560,266	(48,847,556)	79,434,069	5,951,613

Dividends paid from:
Net investment income	(87,230)	(5,739,872)	(379,097)	(29,720)
Net realized gains	—	—	—	—

	(87,230)	(5,739,872)	(379,097)	(29,720)

Capital share transactions:
Shares sold	68,856,248	42,144,413	384,572,278	28,161,403
Shares issued to holders in reinvestment of dividends	84,321	5,588,262	369,142	28,998
Shares redeemed	(115,743,132)	(229,016,912)	(68,120,691)	(19,915,682)
Redemption fees	22,210	51,587	386,082	116,524

Net increase (decrease)	(46,780,353)	(181,232,650)	317,206,811	8,391,243

Total increase (decrease) in net assets	8,692,683	(235,820,078)	396,261,783	14,313,136

Net assets:
Beginning of period	409,949,030	645,769,108	50,489,372	36,176,236

End of period	$418,641,713	$409,949,030	$446,751,155	$50,489,372

Undistributed net investment income (loss) included in net assets at end of period	$2,636,473	$2,481,460	$(117,824)	$208,395

Capital share transactions — shares:
Shares sold	2,422,565	2,140,091	191,206,047	23,140,526
Shares issued to holders in reinvestment of dividends	3,122	301,417	210,938	34,937
Shares redeemed	(4,288,991)	(11,075,467)	(35,258,335)	(20,231,688)

Net increase (decrease) in shares outstanding	(1,863,304)	(8,633,959)	156,158,650	2,943,775

[1]Fund	inception date was November 17, 2008.

See Notes to Financial Statements.

SEPTEMBER 30, 2010

GLOBAL OPPORTUNITIES FUND		GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND
Year Ended September 30, 2010	Period Ended September 30, 2009[1]	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

$(1,210,183)	$(317,456)	$(461,039)	$(450,042)	$627,348	$487,670
9,849,600	3,153,157	10,226,634	(31,796,292)	2,847,249	(10,184,195)
—	—	—	—	630	100,213
24,919,757	26,768,769	2,966,542	29,182,459	8,005,190	7,714,994

33,559,174	29,604,470	12,732,137	(3,063,875)	11,480,417	(1,881,318)

(261,705)	—	(79,109)	—	(499,403)	(167,143)
(3,194,663)	—	—	—	—	(220,964)

(3,456,368)	—	(79,109)	—	(499,403)	(388,107)

110,079,205	90,898,578	6,840,235	5,166,479	7,721,063	7,087,524
3,250,108	—	77,070	—	482,444	374,358
(25,925,621)	(3,124,823)	(13,346,871)	(24,729,028)	(18,106,546)	(23,413,598)
12,260	6,824	3,581	2,298	1,849	915

87,415,952	87,780,579	(6,425,985)	(19,560,251)	(9,901,190)	(15,950,801)

117,518,758	117,385,049	6,227,043	(22,624,126)	1,079,824	(18,220,226)

117,385,049	—	59,539,893	82,164,019	77,193,811	95,414,037

$234,903,807	$117,385,049	$65,766,936	$59,539,893	$78,273,635	$77,193,811

$(816,038)	$(352,634)	$35	$(367,611)	$658,864	$499,398

30,762,192	35,880,124	551,173	593,548	790,897	933,157
947,553	—	6,565	—	50,677	55,297
(7,268,106)	(1,129,075)	(1,096,838)	(3,209,651)	(1,846,641)	(3,266,118)

24,441,639	34,751,049	(539,100)	(2,616,103)	(1,005,067)	(2,277,664)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$192,038	$36,890	$(746,874)	$(166,658)
Net realized gain (loss) on investments and foreign currency translations	13,757,148	(54,621,834)	15,112,361	(11,970,363)
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	48,154,832	66,274,043	19,179,326	33,744,742

Net increase (decrease) in net assets resulting from operations	62,104,018	11,689,099	33,544,813	21,607,721

Dividends paid from:
Net investment income	—	(466,090)	(1,049,066)	(168,034)
Net realized gains	—	—	—	—

	—	(466,090)	(1,049,066)	(168,034)

Capital share transactions:
Shares sold	92,481,514	23,024,110	56,143,842	31,749,891
Shares issued to holders in reinvestment of dividends	—	447,546	1,032,263	163,313
Shares redeemed	(42,375,378)	(56,255,429)	(31,367,310)	(15,224,838)
Redemption fees	10,085	6,574	17,074	37,390

Net increase (decrease)	50,116,221	(32,777,199)	25,825,869	16,725,756

Total increase (decrease) in net assets	112,220,239	(21,554,190)	58,321,616	38,165,443

Net assets:
Beginning of period	173,225,729	194,779,919	93,855,954	55,690,511

End of period	$285,445,968	$173,225,729	$152,177,570	$93,855,954

Undistributed net investment income (loss) included in net assets at end of period	$198,092	$(815,682)	$(652,260)	$(726,819)

Capital share transactions — shares:
Shares sold	5,611,720	2,074,040	25,386,991	24,187,957
Shares issued to holders in reinvestment of dividends	—	50,513	491,554	133,863
Shares redeemed	(2,767,634)	(6,128,701)	(14,333,524)	(11,518,529)

Net increase (decrease) in shares outstanding	2,844,086	(4,004,148)	11,545,021	12,803,291

See Notes to Financial Statements.

SEPTEMBER 30, 2010

MICRO CAP FUND		MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

$(3,041,042)	$(2,204,100)	$(2,203,762)	$(946,261)	$(6,990,560)	$(3,485,220)

(1,922,995)	(70,477,941)	19,739,412	(22,748,259)	30,868,546	(66,580,850)
—	—	866,253	1,864,290	—	—
—	—	—	(106,661)	—	—

41,333,815	35,754,956	(1,084,802)	30,662,023	148,574,152	108,446,873

36,369,778	(36,927,085)	17,317,101	8,725,132	172,452,138	38,380,803

—	(777,904)	(569,692)	—	—	—
—	—	—	—	—	(1,539,215)

—	(777,904)	(569,692)	—	—	(1,539,215)

23,412,191	20,400,999	100,096,662	37,751,896	328,975,735	230,991,699
—	743,955	551,439	—	—	1,498,523
(48,782,919)	(70,303,414)	(47,056,986)	(29,184,165)	(200,748,783)	(195,651,102)
14,832	7,314	31,954	11,986	90,163	91,021

(25,355,896)	(49,151,146)	53,623,069	8,579,717	128,317,115	36,930,141

11,013,882	(86,856,135)	70,370,478	17,304,849	300,769,253	73,771,729

272,537,378	359,393,513	115,216,393	97,911,544	809,317,935	735,546,206

$283,551,260	$272,537,378	$185,586,871	$115,216,393	$1,110,087,188	$809,317,935

$(46,442)	$(15,825)	$(462,295)	$(218,261)	$(114,405)	$(70,280)

5,634,138	6,736,914	43,931,594	21,422,418	10,668,620	9,654,965
—	265,698	252,953	—	—	73,746
(11,800,279)	(23,747,004)	(20,736,580)	(21,193,792)	(6,554,978)	(9,177,145)

(6,166,141)	(16,744,392)	23,447,967	228,626	4,113,642	551,566

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$(487,862)	$(624,791)	$784,721	$775,469
Net realized gain (loss) on investments and foreign currency translations	19,593,691	(116,514,917)	495,507	(7,385,813)
Net realized gain on options written	—	908,649	18,481	126,196
Net realized gain (loss) on short positions	—	—	375,162	(86,106)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,715,574	73,490,647	902,027	4,615,332

Net increase (decrease) in net assets resulting from operations	24,821,403	(42,740,412)	2,575,898	(1,954,922)

Dividends paid from:
Net investment income	—	—	(678,070)	(784,968)
Net realized gains	—	—	—	—

	—	—	(678,070)	(784,968)

Capital share transactions:
Shares sold	19,624,422	32,790,353	2,287,938	1,068,106
Shares issued to holders in reinvestment of dividends	—	—	660,289	767,924
Shares redeemed	(51,243,676)	(108,614,115)	(3,039,434)	(3,276,167)
Redemption fees	11,670	7,697	307	894

Net increase (decrease)	(31,607,584)	(75,816,065)	(90,900)	(1,439,243)

Total increase (decrease) in net assets	(6,786,181)	(118,556,477)	1,806,928	(4,179,133)

Net assets:
Beginning of period	218,357,671	336,914,148	17,710,047	21,889,180

End of period	$211,571,490	$218,357,671	$19,516,975	$17,710,047

Undistributed net investment income (loss) included in net assets at end of period	$715,613	$741,563	$66,363	$179,094

Capital share transactions — shares:
Shares sold	6,683,775	15,948,161	320,791	174,614
Shares issued to holders in reinvestment of dividends	—	—	93,068	136,331
Shares redeemed	(17,525,168)	(56,145,733)	(429,440)	(567,847)

Net increase (decrease) in shares outstanding	(10,841,393)	(40,197,572)	(15,581)	(256,902)

See Notes to Financial Statements.

SEPTEMBER 30, 2010

ULTRA GROWTH FUND		INCOME EQUITY FUND		LONG/SHORT FUND
Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

$(1,434,361)	$(1,104,391)	$21,149,108	$19,219,640	$61,805	$254,370
12,230,959	(48,814,746)	32,788,451	(96,935,144)	7,401,409	(21,773,280)
—	—	—	—	4,803,888	1,315,878
—	497,763	—	—	(6,388,985)	4,989,019
21,071,258	41,929,072	39,555,366	140,074,504	3,599,357	21,481,141

31,867,856	(7,492,302)	93,492,925	62,359,000	9,477,474	6,267,128

—	—	(21,589,760)	(19,218,020)	(98,009)	(556,325)
—	—	—	—	—	(1,579,189)

—	—	(21,589,760)	(19,218,020)	(98,009)	(2,135,514)

55,395,722	12,125,756	559,640,781	874,385,368	218,506,133	76,153,872
—	—	19,988,994	17,197,096	86,180	1,826,247
(29,986,296)	(27,365,051)	(415,969,989)	(329,662,507)	(73,900,820)	(58,109,974)
4,063	12,255	42,087	62,658	56,794	11,260

25,413,489	(15,227,040)	163,701,873	561,982,615	144,748,287	19,881,405

57,281,345	(22,719,342)	235,605,038	605,123,595	154,127,752	24,013,019

121,284,236	144,003,578	1,385,507,716	780,384,121	146,126,984	122,113,965

$178,565,581	$121,284,236	$1,621,112,754	$1,385,507,716	$300,254,736	$146,126,984

$(759,055)	$(398,577)	$(331,089)	$123,618	$48,857	$97,087

3,045,498	995,533	44,453,574	85,935,790	18,930,449	7,924,340
—	—	1,621,951	1,663,444	7,406	209,877
(1,773,172)	(2,387,038)	(33,497,030)	(32,224,101)	(6,490,271)	(6,298,177)

1,272,326	(1,391,505)	12,578,495	55,375,133	12,447,584	1,836,040

WASATCH FUNDS — Statements of Changes in Net Assets (continued)	SEPTEMBER 30, 2010

	U.S. TREASURY FUND		INCOME FUND
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Operations:
Net investment income	$5,458,981	$5,036,394	$3,609,311	$3,368,363
Net realized gain (loss) on investments and foreign currency translations	10,365,841	9,178,548	940,819	(263,209)
Change in unrealized appreciation (depreciation) on investments and options written	4,266,518	2,499,959	2,872,059	4,892,799

Net increase in net assets resulting from operations	20,091,340	16,714,901	7,422,189	7,997,953

Dividends paid from:
Net investment income	(5,454,808)	(5,022,309)	(3,572,685)	(3,433,282)
Net realized gains	(4,576,837)	—	—	—

	(10,031,645)	(5,022,309)	(3,572,685)	(3,433,282)

Capital share transactions:
Shares sold	91,924,206	148,148,779	45,774,175	50,831,732
Shares issued to holders in reinvestment of dividends	9,249,903	4,584,510	2,972,350	2,876,487
Shares redeemed	(64,561,485)	(132,178,263)	(29,000,964)	(32,859,256)
Redemption fees	83,717	431,042	3,655	1,844

Net increase	36,696,341	20,986,068	19,749,216	20,850,807

Total increase in net assets	46,756,036	32,678,660	23,598,720	25,415,478

Net assets:
Beginning of period	154,098,545	121,419,885	114,496,389	89,080,911

End of period	$200,854,581	$154,098,545	$138,095,109	$114,496,389

Undistributed net investment income (loss) included in net assets at end of period	$16,351	$14,138	$23,571	$(13,055)

Capital share transactions — shares:
Shares sold	5,800,234	8,980,714	4,502,902	5,205,427
Shares issued to holders in reinvestment of dividends	614,469	266,951	292,433	294,467
Shares redeemed	(4,173,981)	(7,910,125)	(2,850,794)	(3,381,592)

Net increase in shares outstanding	2,240,722	1,337,540	1,944,541	2,118,302

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights	SEPTEMBER 30, 2010

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008		2007	2006

Net asset value, beginning of period	$25.88		$26.38		$42.98		$41.08	$43.92

Income (loss) from investment operations:
Net investment income (loss)	0.03		—	[1]	0.19		(0.05)	0.17
Net realized and unrealized gains (losses) on investments	4.05		(0.23)		(8.98)		5.65	0.90

Total from investment operations	4.08		(0.23)		(8.79)		5.60	1.07

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		(0.27)		—		(0.14)	(0.63)
Distributions from net realized gains	—		—		(7.81)		(3.56)	(3.28)

Total distributions	(0.01)		(0.27)		(7.81)		(3.70)	(3.91)

Net asset value, end of period	$29.95		$25.88		$26.38		$42.98	$41.08

Total return	15.75%		(0.45)%		(24.82)%		14.28%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$418,642		$409,949		$645,769		$1,250,618	$1,381,027
Ratio of expenses to average net assets	1.29%	[2]	1.34%		1.21%		1.18%	1.17%
Ratio of net investment income (loss) to average net assets	0.02%		0.24%		0.52%		(0.09)%	0.38%
Portfolio turnover rate	19%		30%		44%		54%	42%

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30				Period Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008[3]
Net asset value, beginning of period	$1.57		$1.24		$2.00

Income (loss) from investment operations:
Net investment income	0.01		—	[1]	—	[1]
Net realized and unrealized gains (losses) on investments	0.80		0.33		(0.76)

Total from investment operations	0.81		0.33		(0.76)

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)		—	[1]	—	[1]

Total distributions	(0.01)		—	[1]	—	[1]

Net asset value, end of period	$2.37		$1.57		$1.24

Total return	51.69%		26.80%		(37.88)%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$446,751		$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.06%	[5]	2.10%		2.10%	[6]
Before waivers and reimbursements	2.39%	[5]	3.03%		2.67%	[6]
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.82%		0.12%		0.27%	[6]
Before waivers and reimbursements	0.49%		(0.81)%		(0.29)%	[6]
Portfolio turnover rate	23%		78%		38%	[4]
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Fund inception date was October 1, 2007.

[4]	Not annualized for periods less than one year.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

GLOBAL OPPORTUNITIES FUND	Year Ended September 30	Period Ended September 30
(for a share outstanding throughout each period)	2010	2009[1]

Net asset value, beginning of period	$3.38	$2.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.70	1.39

Total from investment operations	0.68	1.38

Redemption fees (see Note 2)	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.01)	—
Distributions from net realized gains	(0.08)	—

Total distributions	(0.09)	—

Net asset value, end of period	$3.97	$3.38

Total return	20.41%	69.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$234,904	$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.25% [4]	2.25%	[5]
Before waivers and reimbursements	2.33% [4]	2.61%	[5]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.73)%	(0.67)%	[5]
Before waivers and reimbursements	(0.81)%	(1.03)%	[5]
Portfolio turnover rate	23%	22%	[3]

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010	2009		2008	2007	2006
Net asset value, beginning of period	$11.12	$10.31		$17.69	$13.97	$12.98

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.12)		(0.25)	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	2.65	0.93		(5.65)	4.43	1.40

Total from investment operations	2.55	0.81		(5.90)	4.31	1.26

Redemption fees (see Note 2)	— [2]	—	[2]	— [2]	— [2]	— [2]

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—
Distributions from net realized gains	—	—		(1.48)	(0.59)	(0.27)

Total distributions	(0.02)	—		(1.48)	(0.59)	(0.27)

Net asset value, end of period	$13.65	$11.12		$10.31	$17.69	$13.97

Total return	22.91%	7.86%		(36.07)%	31.63%	9.81%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$65,767	$59,540		$82,164	$204,142	$126,359
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.96% [6]	1.95%		1.92%	1.85%	1.94%
Before waivers and reimbursements	2.05% [6]	2.14%		1.92%	1.85%	1.94%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.74)%	(0.88)%		(1.24)%	(0.97)%	(1.15)%
Before waivers and reimbursements	(0.83)%	(1.07)%		(1.24)%	(0.97)%	(1.15)%
Portfolio turnover rate	74%	41%		89%	78%	58%
[1]	Fund inception date was November 17, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Includes extraordinary expenses of less than 0.01% (see Note 9).
[5]	Annualized.

[6]	Includes extraordinary expenses of 0.01% (see Note 9).

See Notes to Financial Statements.

SEPTEMBER 30, 2010

HERITAGE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$9.28		$9.00	$12.57	$11.40	$11.43

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.06	0.06	(0.01)	—	[1]
Net realized and unrealized gains (losses) on investments	1.39		0.26	(2.57)	1.53	0.28

Total from investment operations	1.48		0.32	(2.51)	1.52	0.28

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.06)		(0.02)	—	— [1]	(0.01)
Distributions from net realized gains	—		(0.02)	(1.06)	(0.35)	(0.30)

Total distributions	(0.06)		(0.04)	(1.06)	(0.35)	(0.31)

Net asset value, end of period	$10.70		$9.28	$9.00	$12.57	$11.40

Total return	16.06%		3.74%	(21.54)%	13.59%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$78,274		$77,194	$95,414	$208,918	$244,380
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.96%	[2]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements	1.11%	[2]	1.21%	1.01%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.81%		0.74%	0.44%	(0.06)%	0.01%
Before waivers and reimbursements	0.66%		0.48%	0.38%	(0.06)%	0.01%
Portfolio turnover rate	36%		33%	48%	56%	54%

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.91		$11.83	$24.42	$21.83	$18.50

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.13)	(0.28)	0.03	(0.09)
Net realized and unrealized gains (losses) on investments	4.73		2.24	(9.19)	6.61	3.42

Total from investment operations	4.75		2.11	(9.47)	6.64	3.33

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		(0.03)	(0.68)	—	—
Distributions from net realized gains	—		—	(2.44)	(4.05)	—	[1]

Total distributions	—		(0.03)	(3.12)	(4.05)	—	[1]

Net asset value, end of period	$18.66		$13.91	$11.83	$24.42	$21.83

Total return	34.15%		18.03%	(44.01)%	34.02%	18.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$285,446		$173,226	$194,780	$534,903	$383,135
Ratio of expenses to average net assets	1.86%	[4]	1.94%	1.83%	1.76%	1.78%
Ratio of net investment income (loss) to average net assets	0.10%		0.03%	(0.15)%	0.11%	(0.42)%
Portfolio turnover rate	44%		56%	44%	60%	64%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.
[4]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006

Net asset value, beginning of period	$1.97		$1.60		$3.65	$2.71	$2.19

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01		0.07	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.63		0.36		(1.45)	1.13	0.53

Total from investment operations	0.62		0.37		(1.38)	1.12	0.52

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.02)		—	[1]	(0.14)	— [1]	—
Distributions from net realized gains	—		—		(0.53)	(0.18)	—

Total distributions	(0.02)		—		(0.67)	(0.18)	—

Net asset value, end of period	$2.57		$1.97		$1.60	$3.65	$2.71

Total return	31.71%		23.60%		(45.33)%	42.73%	23.74%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$152,178		$93,856		$55,691	$56,433	$36,839
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.26%	[2]	2.26%	[3]	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.62%	[2]	2.79%	[3]	2.59%	2.51%	2.62%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.60)%		(0.28)%		(0.09)%	(0.18)%	(0.29)%
Before waivers and reimbursements	(0.96)%		(0.81)%		(0.43)%	(0.44)%	(0.66)%
Portfolio turnover rate	51%		69%		63%	54%	43%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006
Net asset value, beginning of period	$3.89		$4.14		$7.19	$6.79	$7.58

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.03)		(0.07)	(0.09)	(0.10)
Net realized and unrealized gains (losses) on investments	0.60		(0.21)		(1.81)	1.29	0.65

Total from investment operations	0.55		(0.24)		(1.88)	1.20	0.55

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.01)		—	—	—
Distributions from net realized gains	—		—		(1.17)	(0.80)	(1.34)

Total distributions	—		(0.01)		(1.17)	(0.80)	(1.34)

Net asset value, end of period	$4.44		$3.89		$4.14	$7.19	$6.79

Total return	14.14%		(5.70)%		(30.46)%	18.72%	8.51%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$283,551		$272,537		$359,394	$631,417	$583,901
Ratio of expenses to average net assets	2.18%	[4]	2.24%		2.16%	2.14%	2.14%
Ratio of net investment loss to average net assets	(1.10)%		(0.96)%		(1.26)%	(1.25)%	(1.39)%
Portfolio turnover rate	34%		46%		54%	48%	46%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Includes interest expense of 0.01%.
[4]	Includes interest expense of less than 0.01%.

See Notes to Financial Statements.

SEPTEMBER 30, 2010

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$2.11		$1.80	$2.98	$2.93	$2.72

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	0.30		0.33	(0.75)	0.64	0.50

Total from investment operations	0.28		0.31	(0.77)	0.61	0.47

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		—	—	—	—
Distributions from net realized gains	—		—	(0.41)	(0.56)	(0.26)

Total distributions	(0.01)		—	(0.41)	(0.56)	(0.26)

Net asset value, end of period	$2.38		$2.11	$1.80	$2.98	$2.93

Total return	13.26%		17.22%	(29.67)%	22.84%	18.89%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$185,587		$115,216	$97,912	$120,039	$95,508
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements	2.26%	[2]	2.26%	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.37%	[2]	2.46%	2.35%	2.30%	2.33%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements	2.26%	[2]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.37%	[2]	2.45%	2.35%	2.30%	2.33%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.32)%		(1.36)%	(1.21)%	(1.06)%	(0.99)%
Before waivers and reimbursements	(1.43)%		(1.56)%	(1.31)%	(1.11)%	(1.07)%
Portfolio turnover rate	88%		145%	144%	105%	95%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006
Net asset value, beginning of period	$28.59		$26.50	$40.10	$36.99	$41.23

Income (loss) from investment operations:
Net investment loss	(0.22)		(0.12)	(0.16)	(0.25)	(0.26)
Net realized and unrealized gains (losses) on investments	5.87		2.27	(8.85)	6.28	0.84

Total from investment operations	5.65		2.15	(9.01)	6.03	0.58

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		(0.06)	(4.59)	(2.92)	(4.82)

Total distributions	—		(0.06)	(4.59)	(2.92)	(4.82)

Net asset value, end of period	$34.24		$28.59	$26.50	$40.10	$36.99

Total return	19.76%		8.20%	(25.42)%	16.94%	1.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,110,087		$809,318	$735,546	$1,075,433	$1,234,978
Ratio of expenses to average net assets	1.27%	[3]	1.29%	1.21%	1.19%	1.18% [4]
Ratio of net investment loss to average net assets:	(0.74)%		(0.60)%	(0.47)%	(0.52)%	(0.64)%
Portfolio turnover rate	17%		52%	51%	43%	41%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Includes extraordinary expenses of less than 0.01% (see Note 9).
[4]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$2.75		$2.82	$5.22	$5.29	$5.67

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	0.01	0.01	0.05
Net realized and unrealized gains (losses) on investments	0.34		(0.06)	(1.11)	0.67	0.36

Total from investment operations	0.33		(0.07)	(1.10)	0.68	0.41

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.04)	(0.07)
Distributions from net realized gains	—		—	(1.29)	(0.71)	(0.72)

Total distributions	—		—	(1.30)	(0.75)	(0.79)

Net asset value, end of period	$3.08		$2.75	$2.82	$5.22	$5.29

Total return	12.00%		(2.48)%	(26.26)%	13.32%	7.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$211,571		$218,358	$336,914	$660,637	$664,625
Ratio of expenses to average net assets	1.85%	[2]	1.92%	1.76%	1.69%	1.68%
Ratio of net investment income (loss) to average net assets	(0.23)%		(0.33)%	0.15%	0.18%	0.81%
Portfolio turnover rate	62%		89%	78%	84%	40%

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006[3]
Net asset value, beginning of period	$6.77		$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.31		0.29	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	0.70		(0.85)	(2.29)	0.54	0.44

Total from investment operations	1.01		(0.56)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	0.01	—	[1]

Less distributions:
Dividends from net investment income	(0.27)		(0.29)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—		—	(1.14)	(0.04)	—

Total distributions	(0.27)		(0.29)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$7.51		$6.77	$7.62	$11.00	$10.48

Total return	15.18%		(6.49)%	(18.17)%	9.77%	7.58%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$19,517		$17,710	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.99%	[5]	1.05%	0.97%	1.05%	0.95%	[6]
Before waivers and reimbursements	1.33%	[5]	1.71%	1.46%	1.57%	2.66%	[6]
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.95%	[5]	0.95%	0.95%	0.95%	0.95%	[6]
Before waivers and reimbursements	1.29%	[5]	1.61%	1.44%	1.47%	2.66%	[6]
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	4.35%		4.93%	5.96%	4.14%	5.40%	[6]
Before waivers and reimbursements	4.01%		4.27%	5.47%	3.62%	3.69%	[6]
Portfolio turnover rate	73%		84%	81%	86%	14%	[4]
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Fund inception date was February 1, 2006.

[4]	Not annualized for periods less than one year.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Annualized.

See Notes to Financial Statements.

SEPTEMBER 30, 2010

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$15.66		$15.76	$27.78	$24.09	$27.98

Income (loss) from investment operations:
Net investment loss	(0.15)		(0.14)	(0.22)	(0.33)	(0.34)
Net realized and unrealized gains (losses) on investments	4.29		0.04	(8.28)	5.80	0.23
Net increase from payment by affiliate	—		—	—	—	— [1]

Total from investment operations	4.14		(0.10)	(8.50)	5.47	(0.11)

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		—	(3.52)	(1.78)	(3.78)

Total distributions	—		—	(3.52)	(1.78)	(3.78)

Net asset value, end of period	$19.80		$15.66	$15.76	$27.78	$24.09

Total return	26.44%		(0.63)%	(35.09)%	23.80%	(0.48)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$178,566		$121,284	$144,004	$268,633	$306,406
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.68%	[2]	1.75%	1.53%	1.49%	1.48% [3]
Before waivers and reimbursements	1.68%	[2]	1.77%	1.53%	1.49%	1.48%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.14)%		(1.12)%	(0.93)%	(1.12)%	(1.19)%
Before waivers and reimbursements	(1.14)%		(1.14)%	(0.93)%	(1.12)%	(1.19)%
Portfolio turnover rate	45%		64%	84%	55%	76%

WASATCH-1ST SOURCE INCOME EQUITY FUND	Year Ended September 30			Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[4]	2008	2007	2006
Net asset value, beginning of period	$11.97		$12.93	$14.44	$14.80	$14.14	$13.61

Income (loss) from investment operations:
Net investment income	0.17		0.20	0.14 [5]	0.21	0.22	0.17
Net realized and unrealized gains (losses) on investments	0.67		(0.96)	(1.52)	0.31	1.66	2.10

Total from investment operations	0.84		(0.76)	(1.38)	0.52	1.88	2.27

Redemption fees (see Note 2)	—	[1]	— [1]	—	—	—	—

Less distributions:
Dividends from net investment income	(0.17)		(0.20)	(0.13)	(0.21)	(0.21)	(0.18)
Distributions from net realized gains	—		—	—	(0.67)	(1.01)	(1.56)

Total distributions	(0.17)		(0.20)	(0.13)	(0.88)	(1.22)	(1.74)

Net asset value, end of period	$12.64		$11.97	$12.93	$14.44	$14.80	$14.14

Total return	7.07%		(5.63)%	(9.65)%[6]	3.22%	13.69%	17.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,621,113		$1,385,508	$780,384	$447,674	$167,133	$129,508
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.11%	[2]	1.10%	1.04% [7]	1.13%	1.15%	1.19%
Before waivers and reimbursements	1.14%	[2]	1.22%	1.29% [7]	1.38%	1.40%	1.45%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.36%		1.93%	1.99% [7]	1.43%	1.52%	1.25%
Before waivers and reimbursements	1.33%		1.81%	1.74% [7]	1.18%	1.27%	0.99%
Portfolio turnover rate	17%		16%	5% [6]	36%	26%	37%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

[4]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.
[5]	Average shares method used in calculation.

[6]	Not annualized for periods less than one year.

[7]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

WASATCH-1ST SOURCE LONG/SHORT FUND	Year Ended September 30			Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]		2008	2007	2006

Net asset value, beginning of period	$11.13		$10.81	$11.27		$11.59	$11.21	$10.69

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	0.05	[2]	0.27	0.26	0.21
Net realized and unrealized gains (losses) on investments	0.62		0.50	(0.46)		0.02	0.90	0.71

Total from investment operations	0.61		0.52	(0.41)		0.29	1.16	0.92

Redemption fees (see Note 2)	—	[3]	— [3]	—		—	—	—

Less distributions:
Dividends from net investment income	—	[3]	(0.05)	(0.05)		(0.28)	(0.28)	(0.20)
Distributions from net realized gains	—		(0.15)	—		(0.33)	(0.50)	(0.20)

Total distributions	—	[3]	(0.20)	(0.05)		(0.61)	(0.78)	(0.40)

Net asset value, end of period	$11.74		$11.13	$10.81		$11.27	$11.59	$11.21

Total return	5.52%		5.35%	(3.66)%	[4]	2.34%	10.44%	8.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$300,255		$146,127	$122,114		$87,410	$53,894	$29,831
Ratio of expenses to average net assets (including interest
expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.71%	[5]	1.91%	1.77%	[6]	1.75%	1.84%	1.72%
Before waivers and reimbursements	1.71%	[5]	1.96%	2.02%	[6]	2.00%	2.09%	1.98%
Ratio of expenses to average net assets (excluding interest
expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.34%	[5]	1.47%	1.46%	[6]	1.57%	1.56%	1.63%
Before waivers and reimbursements	1.34%	[5]	1.52%	1.71%	[6]	1.82%	1.81%	1.89%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.03%		0.24%	0.95%	[6]	2.25%	2.40%	1.98%
Before waivers and reimbursements	0.03%		0.19%	0.70%	[6]	2.00%	2.15%	1.72%
Portfolio turnover rate	60%		167%	71%	[4]	179%	172%	123%

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008		2007	2006
Net asset value, beginning of period	$16.29		$14.95	$13.84		$14.12	$14.68

Income (loss) from investment operations:
Net investment income	0.54		0.55	0.58		0.64	0.39
Net realized and unrealized gains (losses) on investments	1.35		1.29	1.10		(0.29)	(0.24)

Total from investment operations	1.89		1.84	1.68		0.35	0.15

Redemption fees (see Note 2)	0.01		0.05	0.01		0.01	0.01

Less distributions:
Dividends from net investment income	(0.54)		(0.55)	(0.58)		(0.64)	(0.72)
Distributions from net realized gains	(0.48)		—	—		—	—

Total distributions	(1.02)		(0.55)	(0.58)		(0.64)	(0.72)

Net asset value, end of period	$17.17		$16.29	$14.95		$13.84	$14.12

Total return	12.65%		12.49%	12.33%		2.68%	1.21%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$200,855		$154,099	$121,240		$115,788	$204,994
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.75%	[5]	0.75%	0.74%		0.71%	0.72%
Before waivers and reimbursements	0.78%	[5]	0.79%	0.74%		0.71%	0.72%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	3.56%		3.34%	3.85%		4.23%	4.21%
Before waivers and reimbursements	3.53%		3.30%	3.85%		4.23%	4.21%
Portfolio turnover rate	49%		62%	31%		19%	2%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.

[4]	Not annualized for periods less than one year.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Annualized.

See Notes to Financial Statements.

SEPTEMBER 30, 2010

WASATCH-1ST SOURCE INCOME FUND	Year Ended September 30			Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]		2008	2007	2006

Net asset value, beginning of period	$10.04		$9.59	$9.95		$9.73	$9.63	$9.88

Income (loss) from investment operations:
Net investment income	0.29		0.33	0.18	[2]	0.40	0.38	0.33
Net realized and unrealized gains (losses) on investments	0.30		0.46	(0.35)		0.24	0.13	(0.18)

Total from investment operations	0.59		0.79	(0.17)		0.64	0.51	0.15

Redemption fees (see Note 2)	—	[3]	— [3]	—		—	—	—

Less distributions:
Dividends from net investment income	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)	(0.40)

Total distributions	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)	(0.40)

Net asset value, end of period	$10.34		$10.04	$9.59		$9.95	$9.73	$9.63

Total return	5.95%		8.42%	(1.69)%	[4]	6.74%	5.43%	1.52%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$138,095		$114,496	$89,081		$86,981	$78,921	$72,874
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.72%	[5]	0.84%	0.87%	[6]	0.95%	0.92%	0.95%
Before waivers and reimbursements	0.73%	[5]	0.88%	1.12%	[6]	1.20%	1.17%	1.21%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	2.87%		3.44%	3.66%	[6]	4.05%	3.95%	3.36%
Before waivers and reimbursements	2.86%		3.40%	3.41%	[6]	3.80%	3.70%	3.10%
Portfolio turnover rate	51%		28%	15%	[4]	56%	59%	70%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.

[4]	Not annualized for periods less than one year.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust is a Massachusetts Business Trust (formerly Wasatch Funds, Inc., a Minnesota corporation) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 17 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised), and Wasatch-1st Source Income Fund (sub-advised) are each diversified funds. The Emerging Markets Small Cap Fund, Global Opportunities Fund, and Wasatch-1st Source Long/Short Fund are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, and Wasatch-1st Source Long/Short Fund are referred to herein as the “Equity Funds.”

1st Source Corporation Investment Advisors, Inc. (“1st Source”) signed an asset purchase agreement with Wasatch relating to the acquisition by Wasatch of certain 1st Source mutual fund advisor business assets related to its management of the 1st Source Monogram Income Fund, the 1st Source Monogram Income Equity Fund and the 1st Source Monogram Long/Short Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund in exchange for shares of the Wasatch-1st Source Income Fund and the assumption of all liabilities of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Equity Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Equity Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund in exchange for shares of the Wasatch-1st Source Income Equity Fund and the assumption of all liabilities of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Equity Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Long/Short Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Long/Short Fund approved the acquisition of all of the assets of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund in exchange for shares of the Wasatch-1st Source Long/Short Fund and the assumption of all liabilities of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Long/Short Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2010. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses in the Statements of Operations. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At September 30, 2010, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Core Growth Fund
South Korean Won	$27	$30

Emerging Markets Small Cap Fund
Brazilian Real	$23,457	$24,586
Egyptian Pound	5	5
Indian Rupee	171,598	171,598
Malaysian Ringgit	22,292	22,292
Moroccan Dirham	6	6
New Taiwan Dollar	1,225,501	1,242,310
South Korean Won	2	2

	$1,442,861	$1,460,799

Global Opportunities Fund
Brazilian Real	$20,238	$20,238
British Pound	5,695	5,686
Canadian Dollar	772	771
Egyptian Pound	1	1
Japanese Yen	2,705	2,707
Malaysian Ringgit	4,498	4,495
New Taiwan Dollar	206,095	206,785
South Korean Won	2	2

	$240,006	$240,685

SEPTEMBER 30, 2010

	Cost of Currency	Value of Currency
Global Science & Technology Fund
Brazilian Real	$21,742	$21,742
British Pound	6,027	5,986

	$27,769	$27,728

Heritage Growth Fund
Brazilian Real	$145,423	$152,680

International Growth Fund
Brazilian Real	$23,063	$23,161
British Pound	38,337	38,082
Egyptian Pound	9	9
New Taiwan Dollar	46,652	47,267
South Korean Won	17	18

	$108,078	$108,537

International Opportunities Fund
Brazilian Real	$1,363,693	$1,434,068
Canadian Dollar	3,717	3,714
Egyptian Pound	2	2
Indian Rupee	575,759	575,759
New Taiwan Dollar	34,145	34,892
South Korean Won	22	22

	$1,977,338	$2,048,457

Micro Cap Fund
South Korean Won	$11	$11

Micro Cap Value Fund
Indian Rupee	$6,644	$6,676
South Korean Won	7	8

	$6,651	$6,684

Strategic Income Fund
Brazilian Real	$8,820	$8,820
Canadian Dollar	668	668
Hong Kong Dollar	2	2

	$9,490	$9,490

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Federal Income Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Wasatch-1st Source Long/Short Fund, the Strategic Income Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The

WASATCH FUNDS — Notes to Financial Statements (continued)

Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to a credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Wasatch-1st Source Income Fund may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Strategic Income, Wasatch-1st Source Income Equity, Wasatch-1st Source Long/Short, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

Accordingly, at September 30, 2010, reclassifications were recorded as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Increase (decrease) paid-in capital in excess of par	$(2,341,262)	$—	$467,768	$(678,115)	$(17,888)	$—
Increase (decrease) undistributed net investment income	179,283	(1,172,323)	1,008,484	907,794	31,521	821,736
Increase (decrease) undistributed net realized gain (loss)	2,161,979	1,172,323	(1,476,252)	(229,679)	(13,633)	(821,736)

SEPTEMBER 30, 2010

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in capital in excess of par	$(1,589,745)	$(3,198,371)	$(2,094,433)	$(7,708,185)	$(1,231,384)	$(3,313)
Increase (decrease) undistributed net investment income	1,870,499	3,010,425	2,529,420	6,946,435	461,912	(219,382)
Increase (decrease) undistributed net realized gain (loss)	(280,754)	187,946	(434,987)	761,750	769,472	222,695

	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Increase (decrease) paid-in capital in excess of par	$(1,091,075)	$(134,752)	$(293,567)	$117,872	$—
Increase (decrease) undistributed net investment income	1,073,883	(14,055)	(12,026)	(1,960)	—
Increase (decrease) undistributed net realized gain (loss)	17,192	148,807	305,593	(115,912)	—

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended September 30, 2010 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund
Purchases	$70,823,815	$344,127,321	$124,131,575	$42,755,969	$26,284,816	$126,031,473	$87,171,149
Sales	113,817,565	33,969,459	36,302,634	44,019,324	35,369,481	83,983,607	57,982,307

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund
Purchases	$91,493,603	$159,144,988	$325,948,623	$128,662,797	$14,444,443	$61,779,376	$456,465,207
Sales	114,185,307	120,518,554	151,611,324	153,498,637	12,067,635	54,911,326	250,177,866

	Wasatch-1st Source Long/Short Fund	Wasatch-1st Source Income Fund
Purchases	$259,449,578	$23,592,865
Sales	116,027,352	25,764,880

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $104,530,743 and $76,245,703, respectively. Purchases and sales of U.S. government securities in the Wasatch-1st Source Income Fund were $59,507,157 and $35,560,264, respectively.

WASATCH FUNDS — Notes to Financial Statements (continued)

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended September 30, 2010 was as follows:

	Options Outstanding at 9/30/2009	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2010
Heritage Growth Fund
Premium amount	$—	$6,265	$(6,265)	$—	$—	$—
Number of contracts	—	35	(35)	—	—	—
Micro Cap Value Fund
Premium amount	$—	$1,253,890	$(104,235)	$(518,399)	$(257,128)	$374,128
Number of contracts	—	9,852	(600)	(4,070)	(1,682)	3,500
Strategic Income Fund
Premium amount	$20,877	$792	$(11,373)	$(6,413)	$(3,883)	$—
Number of contracts	273	33	(158)	(63)	(85)	—
Wasatch-1st Source Long/Short Fund
Premium amount	$1,604,392	$6,762,713	$(1,726,357)	$(2,285,848)	$(2,125,205)	$2,229,695
Number of contracts	5,262	27,551	(4,853)	(9,508)	(10,550)	7,902

8. FEDERAL INCOME TAX INFORMATION

As of September 30, 2010, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Cost	$334,708,554	$374,881,331	$184,246,611	$56,545,657	$63,463,820	$209,392,376

Gross appreciation	$108,323,458	$84,377,022	$54,636,518	$11,809,664	$16,486,748	$79,917,626
Gross (depreciation)	(25,331,750)	(3,240,954)	(3,717,834)	(2,647,809)	(1,798,002)	(3,813,657)

Net appreciation	$82,991,708	$81,136,068	$50,918,684	$9,161,855	$14,688,746	$76,103,969

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Cost	$110,909,698	$251,107,072	$169,667,458	$835,988,927	$199,307,038	$18,911,259

Gross appreciation	$43,885,482	$63,975,943	$25,749,969	$323,900,149	$36,061,441	$2,013,380
Gross (depreciation)	(4,361,369)	(31,978,731)	(8,457,469)	(47,966,591)	(24,031,147)	(1,469,316)

Net appreciation	$39,524,113	$31,997,212	$17,292,500	$275,933,558	$12,030,294	$544,064

	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Cost	$134,064,760	$1,487,967,435	$287,914,348	$186,645,036	$130,974,043

Gross appreciation	$49,112,711	$200,228,630	$27,841,298	$14,133,587	$6,137,182
Gross (depreciation)	(5,861,256)	(59,850,212)	4,971,423	(522,817)	(64,403)

Net appreciation	$43,251,455	$140,378,418	$22,869,875	$13,610,770	$6,072,779

SEPTEMBER 30, 2010

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2010 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Undistributed ordinary income	$—	$86,157	$1,878,076	$—	$658,864	$1,232,827
Undistributed capital gains	—	—	6,555,018	—	—	—

Accumulated earnings	—	86,157	8,433,094	—	658,864	1,232,827
Accumulated capital and other losses	(121,110,878)	(14,842,293)	—	(28,310,873)	(7,514,729)	(66,110,178)
Other undistributed ordinary losses	—	—	(11,284)	—	—	—
Net unrealized appreciation*	82,762,692	78,296,634	50,818,070	9,163,581	14,696,002	75,459,340

Total accumulated earnings (deficit)	$(38,348,186)	$63,540,498	$59,239,880	$(19,147,292)	$7,840,137	$10,581,989

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$—	$—	$—	$—	$89,709
Undistributed capital gains	—	—	—	—	—	—

Accumulated earnings	—	—	—	—	—	89,709
Accumulated capital and other losses	(445,625)	(87,613,431)	(12,346,559)	(33,688,124)	(132,925,644)	(8,427,740)
Other undistributed ordinary losses	(21,416)	—	—	—	—	(15,360)
Net unrealized appreciation*	39,389,605	31,793,483	17,008,657	275,607,559	11,625,410	544,102

Total accumulated earnings (deficit)	$38,922,564	$(55,819,948)	$4,662,098	$241,919,435	$(121,300,234)	$(7,809,289)

	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Undistributed ordinary income	$—	$—	$85,683	$173,304	$80,824
Undistributed capital gains	—	—	—	10,250,025	—

Accumulated earnings	—	—	85,683	10,423,329	80,824
Accumulated capital and other losses	(39,415,853)	(65,338,670)	(8,871,016)	—	(2,862,019)
Other undistributed ordinary losses	—	(331,089)	(10,700)	(156,953)	(57,253)
Net unrealized appreciation*	43,216,979	140,378,427	16,608,832	13,610,770	6,072,779

Total accumulated earnings	$3,801,126	$74,708,668	$7,812,799	$23,877,146	$3,234,331

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2010 are as follows:

Fund	2013	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$23,065,472	$97,992,911
Emerging Markets Small Cap Fund	—	—	—	8,013,713	6,828,580
Global Science & Technology Fund	—	—	—	13,246,252	15,064,621
Heritage Growth Fund	—	—	—	1,497,283	6,017,446
International Growth Fund	—	—	—	37,186,858	28,923,320
International Opportunities Fund	—	—	—	136,323	—
Micro Cap Fund	—	—	—	36,417,364	49,352,340
Micro Cap Value Fund	—	—	—	11,884,263	—
Small Cap Growth Fund	—	—	—	18,434,963	15,177,683
Small Cap Value Fund	—	—	—	69,050,636	63,851,964
Strategic Income Fund	—	—	—	1,777,526	6,650,214
Ultra Growth Fund	—	—	—	18,431,927	20,927,202
Wasatch-1st Source Income Equity Fund	456,570	—	1,007,552	—	63,874,548
Wasatch-1st Source Long/Short Fund	—	—	1,392,157	4,660,126	2,818,733
Wasatch-1st Source Income Fund	917,303	1,382,991	561,725	—	—

WASATCH FUNDS — Notes to Financial Statements (continued)

Net capital losses incurred after October 31 and within the taxable year have been elected by the Funds to be treated as being incurred on the first business day of the Funds’ next taxable year. For the year ended September 30, 2010, the following Funds deferred to October 1, 2010 post October capital and currency losses as follows:

Fund	Capital Losses
Core Growth Fund	$52,495
International Opportunities Fund	309,302
Micro Cap Fund	1,843,727
Micro Cap Value Fund	462,296
Small Cap Growth Fund	75,478
Small Cap Value Fund	23,044
Ultra Growth Fund	56,724

During the tax year ended September 30, 2010, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
International Opportunities Fund	$6,170,670
Micro Cap Value Fund	5,752,405
Wasatch-1st Source Income Fund	311,342

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

2010	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$87,230	$379,097	$3,456,368	$79,109	$499,403	$—
Capital gain	—	—	—	—	—	—

Total	$87,230	$379,097	$3,456,368	$79,109	$499,403	$—

2010	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$1,049,066	$—	$569,692	$—	$—	$678,070
Capital gain	—	—	—	—	—	—

Total	$1,049,066	$—	$569,692	$—	$—	$678,070

2010	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Ordinary income	$—	$21,589,760	$98,009	$5,847,330	$3,572,685
Capital gain	—	—	—	4,184,315	—

Total	$—	$21,589,760	$98,009	$10,031,645	$3,572,685

SEPTEMBER 30, 2010

The tax character of distributions paid during the year or period ended September 30, 2009 was as follows:

2009	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$5,739,872	$29,720	$—	$—	$167,143	$466,090
Capital gain	—	—	—	—	220,964	—

Total	$5,739,872	$29,720	$—	$—	$388,107	$466,090

2009	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$168,034	$777,904	$—	$—	$—	$784,968
Capital gain	—	—	—	1,539,215	—	—

Total	$168,034	$777,904	$—	$1,539,215	$—	$784,968

2009	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Ordinary income	$—	$19,218,020	$2,025,005	$5,022,309	$3,433,282
Capital gain	—	—	110,509	—	—

Total	$—	$19,218,020	$2,135,514	$5,022,309	$3,433,282

[1]	Inception date of the Fund was November 17, 2008.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED):

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Amount
Global Opportunities Fund	$363,595
U.S. Treasury Fund	$4,300,227

For the fiscal year ended September 30, 2010, certain dividends paid by each Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2010, complete information will be reported on shareholders’ 2010 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2010 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2010, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Percentage
Heritage Growth Fund	48%
Strategic Income Fund	54%
Wasatch-1st Source Income Equity Fund	100%

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2012. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Wasatch Funds’ Board of Directors determined that the costs of the Proxy Statement related to the identification and shareholder approval of Director Nominees were extraordinary expenses. Investment advisory fees and fees waived, if any, for the year ended September 30, 2010 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Advisory Fee	1.00%	1.75%	1.95%	1.50%	0.70%	1.50%
Expense Limitation	1.50%	2.05%[1]	2.25%	1.95%	0.95%	1.95%

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Advisory Fee	1.95%	1.95%	1.95%	1.00%	1.50%	0.70%
Expense Limitation	2.25%	2.25%	2.25%	1.50%	1.95%	0.95%

	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Advisory Fee	1.25%	0.90%	1.10%	0.50%	0.55%
Expense Limitation	1.75%	1.10%	—	0.75%	—

[1] The

expense limitation for the Emerging Markets Small Cap Fund decreased from 2.10% to 2.05% when average daily net assets reached $50 million; decreased to 2.00% on 10/1/2010 when average daily net assets reached $100 million; and will decrease to 1.95% when average daily net assets reach $150 million.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2010, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
International Growth Fund	$14,085	$—
Small Cap Value Fund	—	50,085
Strategic Income Fund	36,000	—

Affiliated Interests — An officer of the Funds owns approximately 41% of the shares outstanding of the Strategic Income Fund, as of September 30, 2010.

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Long/Short Fund, and Wasatch-1st Source Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). Receipt of these payments is shown as a reduction of total expenses on the Statements of Operations. The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

SEPTEMBER 30, 2010

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2010 with “affiliated companies” as so defined:

	Share Activity				Dividends Credited to Income for the Fiscal Year ended 9/30/10	Gain (Loss) Realized on Sale of Shares for the Fiscal Year ended 9/30/10
	Balance 9/30/09	Purchases/ Additions	Sales/ Reductions	Balance 9/30/10
Small Cap Growth Fund

Peet’s Coffee & Tea, Inc.	472,411	221,384	—	693,795	$—	$—

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2010, the Funds held the following restricted securities:

	Security Type	Acquisition Dates	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund

Cardica, Inc.	PIPE	9/25/09	$95,200	$173,600	0.07%
Cardica, Inc.	Warrants	9/25/09	5,000	28,800	0.01%

			$100,200	$202,400	0.08%

Global Science & Technology Fund

BlueArc Corp., Series DD	Preferred Stock	6/6/06	$162,499	$120,108	0.18%
BlueArc Corp., Series DD-1	Preferred Stock	6/6/06	162,499	126,781	0.19%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	314,033	230,285	0.35%
BlueArc Corp., Series FF-1	Preferred Stock	5/30/08	314,033	233,750	0.36%
BlueArc Corp., Series GG	Preferred Stock	7/9/10	60,028	60,028	0.09%
BlueArc Corp., Series FF	Warrants	5/30/08	—	—	—
BlueArc Corp., Series FF-1	Warrants	5/30/08	—	—	—
BlueArc Corp., Series GG	Warrants	7/9/10	8	8	—
Cardica, Inc.	PIPE	9/25/09	57,358	104,594	0.16%
Cardica, Inc.	Warrants	9/25/09	8,937	51,480	0.08%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/1/10	434,387	421,896	0.64%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$1,520,858	$1,348,995	2.05%

Micro Cap Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$758,197	$1,035,985	0.37%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	36,766	117,651	0.04%
Alexza Pharmaceuticals, Inc.	Warrants	8/4/10	—	—	—
Cardica, Inc.	PIPE	9/25/09	405,790	739,970	0.26%
Cardica, Inc.	Warrants	6/7/07	19,380	—	—
Cardica, Inc.	Warrants	9/25/09	40,312	232,200	0.08%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	281,050	0.10%

			$2,800,445	$2,406,856	0.85%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Dates	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Value Fund

Cardica, Inc.	PIPE	9/25/09	$262,990	$479,570	0.26%
Cardica, Inc.	Warrants	6/7/07	9,302	—	—
Cardica, Inc.	Warrants	9/25/09	13,813	79,560	0.04%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	76,468	0.04%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	215,002	0.12%
NeurogesX, Inc.	PIPE	12/28/07	525,300	587,350	0.32%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,734,209	$1,437,950	0.78%

Small Cap Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$949,810	$1,297,801	0.12%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	46,058	147,384	0.01%
Angies List, Series C	Preferred Stock	9/3/10	4,254,284	4,254,284	0.38%
Fluidigm Corp., Series E	Preferred Stock	12/22/06 - 11/18/09	2,617,258	2,617,258	0.24%
Fluidigm Corp.	Warrants	8/18/09	11	11	—
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	4,343,853	4,218,951	0.38%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 9/1/10	1,125,000	1,034,896	0.09%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	776,271	0.07%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	184,939	0.02%
Orexigen Therapeutics, Inc., Series C	PIPE	11/21/06	1,000,001	866,960	0.08%
TargetRX, Inc.	Common Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	214,781	0.02%
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	275,437	0.02%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$19,196,849	$15,892,601	1.43%

Strategic Income Fund

Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bond	7/5/07	$231,017	$23,692	0.12%
Star Asia Finance Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	177,857	0.91%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	578,644	225,655	1.16%

			$1,115,473	$427,204	2.19%

Ultra Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$175,784	$240,188	0.13%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	8,524	27,277	0.02%
Alexza Pharmaceuticals, Inc.	Warrants	8/4/10	—	—	—
Cardica, Inc.	PIPE	9/25/09	392,700	716,100	0.40%
Cardica, Inc.	Warrants	9/25/09	20,625	118,800	0.07%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.45%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	3,909,467	3,797,055	2.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 9/1/10	1,125,000	1,034,896	0.58%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	194,068	0.11%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	46,235	0.03%
Ophthonix, Inc.	Common Stock	9/23/05	500,000	504	—
TargetRX, Inc.	Common Stock	4/8/05	230,904	1,089	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	429,267	0.24%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	183,625	0.10%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$9,483,306	$7,597,520	4.26%

12. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2010 were $60,000, $600,000 and $540,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

SEPTEMBER 30, 2010

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2010 were $375,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund.

For the year ended September 30, 2010, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2010
International Growth	240,625	8	63	1.18%	—
Ultra Growth	1,098,731	67	2,504	1.22%	—

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the International Opportunities Fund should its operating expenses exceed 2.25% through at least January 31, 2012.

15. SECURITIES VALUATION

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on

WASATCH FUNDS — Notes to Financial Statements (continued)

NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2. These valuation procedures apply equally to long or short equity positions in a Fund.

Corporate debt securities — Investments are valued at current market value by a commercial pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes — Investments maturing in 60 days or less at time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service.

Restricted securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Joint Pricing Committee of the Advisor and the Funds (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

SEPTEMBER 30, 2010

As of September 30, 2010, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	—
Emerging Markets Small Cap Fund	0.16%
Global Opportunities Fund	0.02%
Global Science & Technology Fund	1.89%
Heritage Growth Fund	—
International Growth Fund	1.84%
International Opportunities Fund	0.03%
Micro Cap Fund	0.22%
Micro Cap Value Fund	0.20%
Small Cap Growth Fund	1.24%
Small Cap Value Fund	—
Strategic Income Fund	1.28%
Ultra Growth Fund	3.72%
Wasatch-1st Source Income Equity Fund	—
Wasatch-1st Source Long/Short Fund	—
U.S. Treasury Fund	—
Wasatch-1st Source Income Fund	0.51%

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2010
Core Growth Fund
Assets
Common Stocks		$394,874,393	$—	$—	$394,874,393
Preferred Stocks		6,172,869	—	—	6,172,869
Short-Term Investments		—	16,653,000	—	16,653,000

		$401,047,262	$16,653,000	$—	$417,700,262

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2010
Emerging Markets Small Cap Fund
Assets
Common Stocks	Restaurants	$3,990,730	$—	$298	$3,991,028
	Other	421,775,837	—	—	421,775,837
Preferred Stocks		14,093,820	—	—	14,093,820
Limited Partnership Interest		1,415,640	—	—	1,415,640
Warrants		20,074	—	—	20,074
Short-Term Investments		—	14,721,000	—	14,721,000

		$441,296,101	$14,721,000	$298	$456,017,399

Global Opportunities Fund
Assets
Common Stocks	Auto Parts & Equipment	$1,120,101	$—	$21,790	$1,141,891
	Other	222,129,639	—	—	222,129,639
Preferred Stocks		835,171	—	—	835,171
Limited Partnership Interest		360,000	—	—	360,000
Warrants		11,794	28,800	—	40,594
Short-Term Investments		—	10,658,000	—	10,658,000

		$224,456,705	$10,686,800	$21,790	$235,165,295

Global Science & Technology Fund
Assets
Common Stocks	Internet Software & Services	$4,550,294	$—	$65	$4,550,359
	Other	58,733,817	—	—	58,733,817
Preferred Stocks		—	—	770,952	770,952
Limited Partnership Interest		—	—	421,896	421,896
Warrants		—	51,480	8	51,488
Short-Term Investments		—	1,179,000	—	1,179,000

		$63,284,111	$1,230,480	$1,192,921	$65,707,512

Heritage Growth Fund
Assets
Common Stocks		$75,342,566	$—	$—	$75,342,566
Short-Term Investments		—	2,810,000	—	2,810,000

		$75,342,566	$2,810,000	$—	$78,152,566

International Growth Fund
Assets
Common Stocks		$267,953,681	$—	$—	$267,953,681
Preferred Stocks		3,594,384	—	—	3,594,384
Limited Partnership Interest		1,182,280	—	—	1,182,280
Short-Term Investments		—	12,766,000	—	12,766,000

		$272,730,345	$12,766,000	$—	$285,496,345

International Opportunities Fund
Assets
Common Stocks	Auto Parts & Equipment	$1,805,022	$—	$44,108	$1,849,130
	Education Services	637,011	—	7,905	644,916
	Restaurants	1,956,634	—	750	1,957,384
	Other	139,521,548	—	—	139,521,548
Preferred Stocks		1,324,503	—	—	1,324,503
Limited Partnership Interest		826,552	—	—	826,552
Warrants		17,778	—	—	17,778
Short-Term Investments		—	4,292,000	—	4,292,000

		$146,089,048	$4,292,000	$52,763	$150,433,811

Liabilities
Foreign Exchange Contracts		$—	$(95,860)	$—	$(95,860)

		$—	$(95,860)	$—	$(95,860)

SEPTEMBER 30, 2010

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2010
Micro Cap Fund
Assets
Common Stocks	Specialized Finance	$—	$—	$281,050	$281,050
	Other	272,663,057	—	—	272,663,057
Preferred Stocks		3,318,326	—	—	3,318,326
Warrants		—	349,851	—	349,851
Short-Term Investments		—	6,492,000	—	6,492,000

		$275,981,383	$6,841,851	$281,050	$283,104,284

Micro Cap Value Fund
Assets
Common Stocks	Diversified Banks	$2,225,214	$—	$215,002	$2,440,216
	Specialized Finance	1,333,800	—	76,468	1,410,268
	Other	154,584,914	—	—	154,584,914
Warrants		—	79,560	—	79,560
Short-Term Investments		—	28,445,000	—	28,445,000

		$158,143,928	$28,524,560	$291,470	$186,959,958

Liabilities
Equity Contracts		$(449,000)	$—	$—	$(449,000)

		$(449,000)	$—	$—	$(449,000)

Small Cap Growth
Assets
Common Stocks	Health Care Equipment	$16,855,563	$—	$275,437	$17,131,000
	Health Care Services	12,604,659	—	3,628	12,608,287
	Other	1,046,384,423	—	—	1,046,384,423
Preferred Stocks		—	—	7,832,752	7,832,752
Limited Partnership Interest		—	—	5,253,847	5,253,847
Warrants		—	147,384	11	147,395
Rights		—	—	214,781	214,781
Short-Term Investments		—	22,350,000	—	22,350,000

		$1,075,844,645	$22,497,384	$13,580,456	$1,111,922,485

Small Cap Value Fund
Assets
Common Stocks		$209,241,332	$—	$—	$209,241,332
Short-Term Investments		—	2,096,000	—	2,096,000

		$209,241,332	$2,096,000	$—	$211,337,332

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$233,662	$177,857	$—	$411,519
	Other	16,270,456	—	—	16,270,456
Preferred Stocks		417,725	—	—	417,725
Exchange Traded Funds		353,438	—	—	353,438
Limited Liability Company Membership Interest		—	—	225,655	225,655
Limited Partnership Interest		395,838	—	—	395,838
Corporate Bonds		—	—	23,692	23,692
Short-Term Investments		—	1,357,000	—	1,357,000

		$17,671,119	$1,534,857	$249,347	$19,455,323

Ultra Growth Fund
Assets
Common Stocks	Health Care Equipment	$11,139,237	$—	$183,625	$11,322,862
	Health Care Services	2,249,536	—	1,089	2,250,625
	Internet Software & Services	4,905,293	—	914	4,906,207
	Personal Products	—	—	504	504
	Other	134,071,917	—	—	134,071,917
Preferred Stocks		—	—	1,477,072	1,477,072
Limited Partnership Interest		—	—	4,831,951	4,831,951
Warrants		—	146,077	—	146,077
Short-Term Investments		—	18,309,000	—	18,309,000

		$152,365,983	$18,455,077	$6,495,155	$177,316,215

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2010
Wasatch-1st Source Income Equity Fund
Assets
Common Stocks		$1,593,837,853	$—	$—	$1,593,837,853
Short-Term Investments		—	34,508,000	—	34,508,000

		$1,593,837,853	$34,508,000	$—	$1,628,345,853

Wasatch-1st Source Long/Short Fund
Assets
Common Stocks		$272,620,473	$—	$—	$272,620,473
Preferred Stocks		5,760,750	—	—	5,760,750
Short-Term Investments		—	32,403,000	—	32,403,000

		$278,381,223	$32,403,000	$—	$310,784,223

Liabilities
Equity Contracts		$(4,172,550)	$—	$—	$(4,172,550)
Securities Sold Short		(28,748,307)	—	—	(28,748,307)

		$(32,920,857)	$—	$—	$(32,920,857)

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$198,937,806	$—	$198,937,806
Short-Term Investments		—	1,318,000	—	1,318,000

		$—	$200,255,806	$—	$200,255,806

Wasatch-1st Source Income Fund
Assets
Asset Backed Securities		$—	$3,212,771	$—	$3,212,771
Collateralized Mortgage Obligations		—	35,466,853	—	35,466,853
Corporate Bonds		—	39,775,065	—	39,775,065
Municipal Bonds		—	1,265,472	—	1,265,472
Mutual Funds		870,390	—	—	870,390
Exchange Traded Funds		1,357,080	—	—	1,357,080
U.S. Government Agency Securities		—	31,260,154	—	31,260,154
U.S. Treasury Bonds		—	17,065,655	—	17,065,655
U.S. Treasury Inflation Protected Securities		—	2,766,082	—	2,766,082
Preferred Stocks		1,027,300	—	—	1,027,300
Short-Term Investments		—	2,980,000	—	2,980,000

		$3,254,770	$133,792,052	$—	$137,046,822

The valuation techniques used by the Funds to measure fair value for the period ended September 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no significant transfers between level 1 and level 2 during the period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2010:

Fund	Market Value Beginning Balance 9/30/2009	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2010	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2010
Core Growth Fund
Common Stocks	$7,304,498	$—	$—	$287,837	$—	$(7,592,335)	$—	$—

Emerging Markets Small Cap Fund
Common Stocks	114,864	—	—	(114,566)	—	—	298	(114,566)

Global Opportunities Fund
Common Stocks	140,400	—	(186,196)	241,186	—	(173,600)	21,790	(7,293)

SEPTEMBER 30, 2010

Fund	Market Value Beginning Balance 9/30/2009	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2010	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2010
Global Science & Technology Fund
Common Stocks	192,172	(205,283)	92,471	25,299	—	(104,594)	65	(2,089)
Preferred Stocks	953,065	60,028	(139,219)	(102,922)	—	—	770,952	(242,141)
Limited Partnership Interest	339,596	35,000	—	47,300	—	—	421,896	47,300
Warrants	—	8	—	—	—	—	8	—

	1,484,833	(110,247)	(46,748)	(30,323)	—	(104,594)	1,192,921	(196,930)

International Opportunities Fund
Common Stocks	363,405	—	(432,492)	121,850	—	—	52,763	(302,118)

Micro Cap Fund
Common Stocks	2,645,451	(558,103)	196,343	(226,686)	—	(1,775,955)	281,050	(830,830)

Micro Cap Value Fund
Common Stocks	2,403,636	—	27,048	(396,044)	—	(1,743,170)	291,470	(257,162)

Small Cap Growth Fund
Common Stocks	1,045,515	—	—	531,352	—	(1,297,802)	279,065	81,011
Preferred Stocks	3,037,223	4,556,487	(3,060,778)	3,299,820	—	—	7,832,752	239,042
Limited Partnership Interest	4,205,345	530,000	—	518,502	—	—	5,253,847	518,502
Convertible Note	113,374	(113,374)	—	—	—	—	—	—
Warrants	11	—	—	—	—	—	11	—
Rights	—	—	—	214,781	—	—	214,781	214,781

	8,401,468	4,973,113	(3,060,778)	4,564,455	—	(1,297,802)	13,580,456	1,053,336

Small Cap Value Fund
Common Stocks	$6,894,351	$—	$276,328	$(2,147,321)	$—	$(5,023,358)	$—	$—

Strategic Income Fund
Common Stocks	162,680	—	—	6,410	—	(169,090)	—	—
Limited Liability Company Membership Interest	—	578,644	—	(352,989)	—	—	225,655	(352,989)
Corporate Bonds	—	(11,041)	80	10,961	23,692	—	23,692	10,961

	162,680	567,603	80	(335,618)	23,692	(169,090)	249,347	(342,028)

Ultra Growth Fund
Common Stocks	759,246	—	(2,531)	385,705	—	(956,288)	186,132	24,763
Preferred Stocks	1,523,113	46,235	—	(92,276)	—	—	1,477,072	(92,276)
Limited Partnership Interest	3,865,754	495,000	—	471,197	—	—	4,831,951	471,197

	6,148,113	541,235	(2,531)	764,626	—	(956,288)	6,495,155	403,684

Wasatch-1st Source Income Fund
Municipal Bonds	1,578,555	(1,650,000)	—	71,445	—	—	—	—

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$—	$—	$(22,000)	$—	$(22,000)

WASATCH FUNDS — Notes to Financial Statements (continued)

WASATCH HERITAGE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$630	$—	$630

WASATCH INTERNATIONAL OPPORTUNITIES FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency contracts	$—	$95,860	$—	$—	$—	$95,860

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(61,562)	$—	$—	$—	$(61,562)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$(95,860)	$—	$—	$—	$(95,860)

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$449,000	$—	$449,000

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$(405,290)	$—	$—	$—	$(405,290)
Net realized gain on options written	—	—	—	866,253	—	866,253

	$—	$(405,290)	$—	$866,253	$—	$460,963

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(74,872)	$—	$(74,872)

SEPTEMBER 30, 2010

WASATCH STRATEGIC INCOME FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$—	$—	$35,216	$(179,841)	$(144,625)
Net realized gain on options written	—	—	—	18,481	—	18,481

	$—	$—	$—	$53,697	$(179,841)	$(126,144)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(8,532)	$146,200	$137,668

WASATCH-1ST SOURCE LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$4,172,550	$—	$4,172,550

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$4,803,888	$—	$4,803,888

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(2,005,127)	$—	$(2,005,127)

*	See Note 2 — Significant Accounting Policies for additional information.

For the year ended September 30, 2010, the average monthly balance of outstanding derivative financial instruments was as follows:

	Global Science & Technology Fund	Heritage Growth Fund	International Opportunities Fund	Micro Cap Value Fund	Strategic Income Fund	Wasatch-1st Source Long/Short Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	$—	$—	$1	$2	$—	$—
Average U.S. dollar amounts purchased	—	—	3,816,025	9,182,238	—	—
Option contracts:
Average number of put contracts purchased	21	—	—	—	—	—
Average number of call contracts purchased	—	—	—	—	42	—
Average number of call contracts written	—	3	—	727	18	6,574
Average value of put contracts purchased	2,125	—	—	—	—	—
Average value of call contracts purchased	—	—	—	—	4,229	—
Average value of call contracts written	—	496	—	86,003	6,383	1,459,582

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2010

18. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2010

To the Board of Trustees

and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Wasatch Funds Trust (hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated, and the financial highlights for each of the periods indicated (except for the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch-1st Source Long/Short Fund) and the financial highlights for the Wasatch-1st Source Income Equity Fund, Wasatch 1st-Source Income Fund, and Wasatch-1st Source Long/Short Fund for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch 1st Source Long/Short Fund as of September 30, 2008 and the financial highlights for the six months then ended were audited by other auditors, whose report dated November 26, 2008 expressed an unqualified opinion on those statements. The financial statements of the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch-1st Source Long/Short Fund as of March 31, 2008 and the financial highlights for each of the three years in the period then ended, were audited by other auditors whose report dated May 22, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, MO

November 24, 2010

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Trustees. The Board consists of four trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 66	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	17	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 68	Trustee	Indefinite Served as Trustee since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	17	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 63	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	17	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which (s)he attains the age of 72 years.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]

Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. As of the date of this statement, Ms. Allison no longer owns such shares.

[4]	Mr. Stewart is an Interested Trustee because he serves as a director and officer of the Advisor.

SEPTEMBER 30, 2010 (UNAUDITED)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 42	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 46	Vice President	Indefinite Served as Vice President since February 2008 and Treasurer from November 2008 to May 2009	Vice President for Wasatch Funds since February 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 52	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since December 2002.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information (continued)

SHAREHOLDER MEETING RESULTS

A Special Meeting of the Shareholders of the Funds (the “Shareholder Meeting”) was held on February 11, 2010. The purpose of the Shareholder Meeting was to ask shareholders:

1.	To approve the election of Directors;
2.	To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc. (the “Advisor”);
3.	To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) with respect to the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”);
4.	To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) with respect to the Wasatch-1st Source Income Fund (the “Income Fund”);
5.	To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each series of the Company — Wasatch Core Growth Fund (the “Core Growth Fund”), Wasatch Emerging Markets Small Cap Fund (the “Emerging Markets Small Cap Fund”), Wasatch Global Opportunities Fund (the “Global Opportunities Fund”), Wasatch Global Science & Technology Fund (the “Global Science & Technology Fund”), Wasatch Heritage Growth Fund (the “Heritage Growth Fund”), Wasatch Heritage Value Fund (the “Heritage Value Fund”), Wasatch International Growth Fund (the “International Growth Fund”), Wasatch International Opportunities Fund, (the “International Opportunities Fund”), Wasatch Micro Cap Fund (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund (the “Small Cap Value Fund”), Wasatch Strategic Income Fund (the “Strategic Income Fund”), Wasatch Ultra Growth Fund (the “Ultra Growth Fund”), the U.S. Treasury Fund, the Income Fund, Wasatch-1st Source Income Equity Fund (the “Income Equity Fund”) and Wasatch-1st Source Long/Short Fund (the “Long/Short Fund”) (each a “Fund” and collectively, the “Funds”) would be reorganized as separate series of Wasatch Funds Trust, a newly-created Massachusetts business trust (the “Trust”) and the liquidation and dissolution of the Funds and the Company.

At the February 11, 2010 Shareholder Meeting, the shareholders of each Fund approved the election of Directors. At that time, the Shareholder Meeting was adjourned and scheduled to reconvene on March 11, 2010 to allow further time to gather shareholder votes on the other proposals.

On March 11, 2010, the Shareholder Meeting reconvened. The shareholders of each Fund approved the new Advisory and Service Contract with the Advisor. The shareholders of the U.S. Treasury Fund approved the new Sub-Advisory Agreement with HIMCO. The shareholders of the Income Fund approved the new Sub-Advisory Agreement with 1st Source. In addition, the shareholders of the Funds of the Company approved the reorganization of the Company from a Minnesota corporation to a Massachusetts business trust pursuant to the Reorganization Agreement. The Reorganization was effective as of the close of business on March 31, 2010.

The results of the votes are as set forth below.

Proposal 1

	Affirmative	Against	Abstain	Total
James U. Jensen	405,954,645	—	13,471,464	419,426,109
William R. Swinyard	405,846,801	—	13,579,307	419,426,108
D. James Croft	405,787,730	—	13,638,379	419,426,109
Miriam M. Allison	405,658,392	—	13,767,717	419,426,109
Samuel S. Stewart, Jr.	405,750,124	—	13,674,985	419,425,109

Proposal 2

Fund	Affirmative	Against	Abstain	Total
Core Growth Fund	7,597,501	233,923	233,190	8,064,614
Emerging Markets Small Cap Fund	26,503,689	683,168	469,451	27,656,308
Global Opportunities Fund	26,488,762	202,710	312,725	27,004,197
Global Science & Technology Fund	2,959,174	94,016	70,829	3,124,019
Heritage Growth Fund	4,692,125	141,053	115,114	4,948,292
Heritage Value Fund	321,365	5,968	1,345	328,678
International Growth Fund	6,642,811	260,051	193,567	7,096,429
International Opportunities Fund	28,529,922	551,033	500,212	29,581,167
Micro Cap Fund	42,326,200	1,307,373	1,068,337	44,701,910
Micro Cap Value Fund	32,965,456	880,158	654,856	34,500,470
Small Cap Growth Fund	17,993,079	552,341	362,421	18,907,841
Small Cap Value Fund	48,983,138	1,241,926	1,019,041	51,244,105
Strategic Income Fund	1,866,208	33,408	10,907	1,910,523
Ultra Growth Fund	4,168,438	113,461	86,601	4,368,500
U.S. Treasury Fund	4,910,255	150,319	206,607	5,267,181
Income Fund	6,820,833	150,887	240,888	7,212,608
Income Equity Fund	61,184,309	1,319,897	1,510,578	64,014,784
Long/Short Fund	8,799,059	72,161	154,150	9,025,370

Proposal 3

Affirmative	Against	Abstain	Total
4,915,956	151,079	200,149	5,267,184

Proposal 4

Affirmative	Against	Abstain	Total
6,660,700	323,929	227,980	7,212,609

Proposal 5

Fund	Affirmative	Against	Abstain	Total
Core Growth Fund	7,063,840	722,738	278,037	8,064,615
Emerging Markets Small Cap Fund	25,587,148	1,480,308	588,854	27,656,310
Global Opportunities Fund	23,555,840	3,072,618	375,738	27,004,196
Global Science & Technology Fund	2,855,553	140,258	128,207	3,124,018
Heritage Growth Fund	4,586,209	234,316	127,769	4,948,294
Heritage Value Fund	320,183	6,929	1,566	328,678

SEPTEMBER 30, 2010 (UNAUDITED)

Fund	Affirmative	Against	Abstain	Total
International Growth Fund	6,361,878	481,386	253,163	7,096,427
International Opportunities Fund	28,107,602	893,785	579,780	29,581,167
Micro Cap Fund	41,451,562	1,968,519	1,281,827	44,701,908
Micro Cap Value Fund	32,035,784	1,497,087	967,598	34,500,469
Small Cap Growth Fund	14,903,920	3,561,587	442,330	18,907,837
Small Cap Value Fund	44,883,530	5,042,428	1,318,147	51,244,105
Strategic Income Fund	1,849,099	50,251	11,174	1,910,524
Ultra Growth Fund	4,082,744	165,542	120,213	4,368,499
U.S. Treasury Fund	4,857,861	193,776	215,547	5,267,184
Income Fund	6,661,070	306,322	245,217	7,212,609
Income Equity Fund	60,212,662	1,877,566	1,924,554	64,014,782
Long/Short Fund	8,752,576	101,638	171,155	9,025,369

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2010

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

Sub-Advisor for the Wasatch-1st Source Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2010

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 139. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 142.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	SEPTEMBER 30, 2010

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 141. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Annual Report &

Commentaries

800.551.1700 • www.WasatchFunds.com

Annual Report & Commentaries

WASATCH

FUNDS

Deeper, Disciplined Investing

Item 2:	Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

		For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2010 and September 30, 2009 were $283,100 and $296,600, respectively.

(b) Audit Related Fees – During the fiscal years ended September 30, 2010 and September 30, 2009, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2010 and 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2010 and September 30, 2009 were $78,000 and $76,000, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2010 and 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees – During the fiscal years ended September 30, 2010 and 2009, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2010 and 2009, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant or the Registrant’s investment adviser for any other ongoing non-audit services for the fiscal years ended September 30, 2010 and 2009 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics is attached hereto.

	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date: December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date: December 8, 2010

By:	/s/ CINDY B. FIRESTONE
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date: December 8, 2010